Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund (formerly Fidelity Hong Kong & China Fund)

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

for the year ending
October 31, 2000
and

Prospectus

dated December 29, 2000

(2_fidelity_logos)(registered_trademark)

Market Recap	A-4	A review of what happened in world markets during the past 12 months.
Canada Fund	A-5	Performance
	A-6	Fund Talk: The Manager's Overview
	A-7	Investment Changes
	A-8	Investments
	A-11	Financial Statements
China Region Fund	A-13	Performance
	A-14	Fund Talk: The Manager's Overview
	A-15	Investment Changes
	A-16	Investments
	A-18	Financial Statements
Emerging Markets Fund	A-20	Performance
	A-21	Fund Talk: The Manager's Overview
	A-22	Investment Changes
	A-23	Investments
	A-26	Financial Statements
Europe Fund	A-28	Performance
	A-29	Fund Talk: The Manager's Overview
	A-30	Investment Changes
	A-31	Investments
	A-34	Financial Statements
Europe Capital Appreciation Fund	A-36	Performance
	A-37	Fund Talk: The Manager's Overview
	A-38	Investment Changes
	A-39	Investments
	A-41	Financial Statements
Japan Fund	A-43	Performance
	A-44	Fund Talk: The Manager's Overview
	A-45	Investment Changes
	A-46	Investments
	A-49	Financial Statements
Japan Smaller Companies Fund	A-51	Performance
	A-52	Fund Talk: The Manager's Overview
	A-53	Investment Changes
	A-54	Investments
	A-57	Financial Statements
Latin America Fund	A-59	Performance
	A-60	Fund Talk: The Manager's Overview
	A-61	Investment Changes
	A-62	Investments
	A-64	Financial Statements
Nordic Fund	A-66	Performance
	A-67	Fund Talk: The Manager's Overview
	A-68	Investment Changes
	A-69	Investments
	A-71	Financial Statements
Pacific Basin Fund	A-73	Performance
	A-74	Fund Talk: The Manager's Overview
	A-75	Investment Changes
	A-76	Investments
	A-79	Financial Statements
Southeast Asia Fund	A-81	Performance
	A-82	Fund Talk: The Manager's Overview
	A-83	Investment Changes
	A-84	Investments
	A-86	Financial Statements
Notes to Financial Statements	A-88	Notes to the Financial Statements
Report of Independent Accountants	A-92	The auditors' opinion.
Independent Auditors' Report	A-93	The auditors' opinion.
Distributions	A-94

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Market Recap

The 12-month period that ended October 31, 2000, marked an incredible display of synchronization among global equity markets. Many of the similarities came from the parallel performance of technology stocks in the U.S. and TMT stocks - those in the technology, media and telecommunications areas - overseas. In a nutshell, investors who took any form of risk during the first half of the period were rewarded; those who took risks from April on were firmly punished for their bravado. Rising interest rates, uncertainty over energy prices and the continued dominance of the dollar over other world currencies also played key roles.

Europe: Just as technology stocks propelled the U.S. market to extraordinary heights in 1999 and early 2000, new economy stocks - particularly those in the wireless communications and Internet groups - were responsible for much of Europe's lofty gains. Unfortunately, the old saying "what goes up must come down" was validated in April, when U.S. technology stocks crashed amid concerns over extended valuations. The decline sent shock waves across all oceans of the world, hitting home particularly hard for many of Europe's leading telecommunications stocks. Rising oil and gas prices, meanwhile, made it difficult for Europe's manufacturing industries, and the euro - the underachieving uniform currency for 11 European nations - continued to weaken. For the period, the Morgan Stanley Capital International (MSCI) Europe Index returned 1.16%.

Emerging Markets: Call it guilt by association, but with risk-taking appetites low from April through October, most emerging markets weren't the best place to be during the period. The worldwide technology decline hurt everything from semiconductor stocks in Taiwan to broadcasting stocks in Mexico. Asian semiconductor companies also had to grapple with weak global demand for PCs and cellular handsets. For the period, the MSCI All Country Asia Free ex-Japan Index was down 20.11%. Judging by the 14.24% return of the MSCI Emerging Markets Free-Latin America Index, performance was much better in Latin America. Mexico was a clear winner, as investors reacted positively to the government's repayment of debt to the International Monetary Fund, as well as to the election of the country's new president, who was widely seen as business-friendly.

Japan and the Far East: After flirting with investors throughout 1999, the Japanese market fell back to earth. Initial euphoria over economic progress gave way to the actual corporate restructuring work that needed to be done, and many high-flying technology stocks tumbled. To compound matters, the Japanese yen continued to dip relative to the dollar. The Tokyo Stock Exchange Index - also known as TOPIX - fell 15.16% during the period. Hong Kong and China continued to perform well, as the Hang Seng Index returned 14.26% during the 12 months. Both regions continued to benefit from fast-improving economies, as well as from China's pending admission to the World Trade Organization.

U.S. and Canada: The technology correction, higher interest rates and soaring oil and gas prices eroded much of the U.S. market's gains during the period. The NASDAQ Composite Index gave back much of its previous advance, finishing the period up 13.81%. The Standard & Poor's 500SM  Index - a barometer of large-cap stock performance - was up 6.09% during the period, but was in negative territory from January through the end of October. The Russell 2000® Index - which tracks smaller stocks - returned 17.41%, mostly from strong first-half performance. America's neighbor to the north, meanwhile, continued to perform well. Canadian stocks enjoyed a very nice run, mostly aided by the phenomenal performance of telecommunications and technology stocks. Natural resource-related stocks also fared well. For the period, the Toronto Stock Exchange 300 gained 29.44%.

Bonds: For the most part, U.S. fixed-income investments shrugged off rising interest rates and the increased volatility in the equity markets. Many investors, in fact, gravitated to bonds as a safer haven following the technology correction. The Lehman Brothers Aggregate Bond Index - which tracks the performance of U.S. taxable bonds - returned 7.30% during the period. Treasury issues were a strong sector, particularly after the Treasury announced in January that it would be buying back debt and limiting the amount of new borrowings. The Lehman Brothers Long Term Government Bond Index climbed 11.33% during the period. Foreign government bonds couldn't match the U.S.' performance, however, as the Salomon Brothers Non-U.S. World Government Bond Index fell 9.70%. Emerging-markets bonds enjoyed a very strong 12-month showing. The J.P. Morgan Emerging Markets Bond Index returned 19.37%.

[BAR GRAPH]

Standard & Poor's 500 Index Morgan Stanley Capital International

Europe, Australasia, Far East Index

Row: 1, Col: 1, Value: nil

Row: 1, Col: 2, Value: nil

Row: 2, Col: 1, Value: 6.1

Row: 2, Col: 2, Value: 7.38

Row: 3, Col: 1, Value: 31.57

Row: 3, Col: 2, Value: 56.16

Row: 4, Col: 1, Value: 18.56

Row: 4, Col: 2, Value: 69.44000000000001

Row: 5, Col: 1, Value: 5.1

Row: 5, Col: 2, Value: 24.63

Row: 6, Col: 1, Value: 16.61

Row: 6, Col: 2, Value: 28.27

Row: 7, Col: 1, Value: 31.69

Row: 7, Col: 2, Value: 10.53

Row: 8, Col: 1, Value: -3.1

Row: 8, Col: 2, Value: -23.45

Row: 9, Col: 1, Value: 30.47

Row: 9, Col: 2, Value: 12.13

Row: 10, Col: 1, Value: 7.619999999999999

Row: 10, Col: 2, Value: -12.17

Row: 11, Col: 1, Value: 10.08

Row: 11, Col: 2, Value: 32.56

Row: 12, Col: 1, Value: 1.32

Row: 12, Col: 2, Value: 7.78

Row: 13, Col: 1, Value: 37.58

Row: 13, Col: 2, Value: 11.21

Row: 14, Col: 1, Value: 22.96

Row: 14, Col: 2, Value: 6.05

Row: 15, Col: 1, Value: 32.11

Row: 15, Col: 2, Value: 4.819999999999999

Row: 16, Col: 1, Value: 28.58

Row: 16, Col: 2, Value: 20.27

Row: 17, Col: 1, Value: 21.04

Row: 17, Col: 2, Value: 27.22

Row: 18, Col: 1, Value: -1.81

Row: 18, Col: 2, Value: -13.75

%

* YEAR TO DATE THROUGH OCTOBER 31, 2000.

Annual Report

Canada
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	40.22%	81.71%	167.91%
Fidelity Canada (incl. 3.00% sales charge)	36.01%	76.26%	159.88%
Toronto Stock Exchange 300	29.44%	106.85%	201.16%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange (TSE) 300 Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	40.22%	12.69%	10.36%
Fidelity Canada (incl. 3.00% sales charge)	36.01%	12.00%	10.02%
Toronto Stock Exchange 300	29.44%	15.65%	11.66%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on October 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $25,988 - a 159.88% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $30,116 - a 201.16% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Canada
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Stephen Binder,
Portfolio Manager
of Fidelity Canada Fund

Q. How did the fund perform, Stephen?

A. Very well. For the 12 months that ended October 31, 2000, the fund returned 40.22%, outpacing the Toronto Stock Exchange (TSE) 300, which returned 29.44% during the same time frame.

Q. What factors helped the fund outpace its benchmark during the 12-month period?

A. Good stock picking and favorable industry positioning allowed us to maintain a healthy lead over the index during the period. A majority of our gains came by way of the technology and telecommunications- heavy utilities sectors. Investors rallied around top firms engaged in the rollout of next-generation communications networks. Fortunately, we had ample exposure to many of the winners in this space, most notably market giants BCE and Nortel Networks, the fund's top holding. Shares of Nortel - the leading supplier of optical networking equipment in North America - rode investor enthusiasm sharply higher during the period, only to give most of its gains back in the fall amid the global tech correction. We couldn't own enough of the stock early on, which hurt relative performance given that its share of the overall stock market exceeded 35% at its peak in July. However, we more than made up for this shortfall by overweighting BCE - Canada's largest telecom company and a major shareholder in Nortel - relative to the TSE 300 index. BCE's announcement in January of its intention to spin off its holdings in Nortel further boosted BCE's stock and helped narrow the discount it was trading at relative to the aggregate value of its underlying businesses and investments. Following the spin-off in May, I reduced our stake in BCE, but still remained underweighted in Nortel, a posture that hurt relative performance during the summer, but which helped when the stock suffered precipitous declines late in the period.

Q. Why did the Canadian market perform so well during this volatile period?

A. Canada's economy continued to expand steadily behind low inflation, a healthy fiscal policy and rising exports particularly to the U.S., its top trading partner. Despite unusually high levels of volatility, fundamentals remained reasonably strong for tech stocks overall thanks to a boom in tech-related spending triggered by companies worldwide looking to stay ahead by improving productivity. For much of the period, this environment favored firms such as Nortel, which had a weighty influence on the direction of the Toronto market.

Q. Could you mention some of your other strategies that worked?

A. Sure. Increasing our exposure to a handful of key tech names that posted triple-digit returns during the period, such as C-Mac and Celestica, helped quite a bit. These firms are electronics manufacturers that benefited from the growing trend of outsourcing the manufacturing of commodity components by telecom equipment carriers such as Nortel. Holding a sizable position in JDS Uniphase - a leading maker of optical components - also paid off nicely for the fund, as did many of our financial holdings. I liquidated our stake in JDS Uniphase prior to the close of the period. Banks enjoyed a strong period, driven in large part by stronger-than-expected earnings as well as optimism about potential consolidation activity. Royal Bank of Canada was a top contributor here. We also were handsomely rewarded for participating in several IPOs involving mutual life insurance companies, namely Sun Life and Industrial Alliance, whose share prices shot up after being issued at particularly attractive valuations. Our investments in the energy sector capitalized on strengthening oil and gas prices, further bolstering relative performance. Canadian Pacific and Tidewater were standouts here.

Q. What moves didn't pan out?

A. Although 11 out of 14 sectors in the market gained ground during the period, even being slightly overexposed to two of the three laggards - metals and minerals, and paper and forest products - hurt. Lack of investor interest in most natural resources stocks, coupled with concerns about a slowing economy late in the period, felled paper and mining stocks such as Domtar and Falconbridge, respectively. Domtar was no longer held at the close of the period. Poor positioning among media stocks further detracted from relative returns.

Q. What's your outlook?

A. I remain optimistic about the prospects for oil and gas stocks, given my belief in the sustainability of higher energy prices. I feel that tech stocks will continue to be volatile in the coming months, as market fears about a slowing global economy have begun to put pressure on sector fundamentals. However, it's possible that a slowdown could result in lower interest rates, which could provide some support for a volatile market. I'm considering raising our exposure a bit to beaten-up cyclical stocks, which currently present extremely attractive value opportunities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Canadian issuers

Fund number: 309

Trading symbol: FICDX

Start date: November 17, 1987

Size: as of October 31, 2000, more than $163 million

Manager: Stephen Binder, since 1999; associate portfolio manager, Fidelity Canada Fund, 1998-1999; manager, several Fidelity Select Portfolios, 1990-1997; research analyst, 1989-1999; joined Fidelity in 1989

3

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Canada	94.7%
United States of America	5.3%

As of April 30, 2000
Canada	89.2%
United States of America	10.3%
Cayman Islands	0.2%
Finland	0.2%
Bermuda	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.7
Short-Term Investments and Net Other Assets	2.0	2.3
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Nortel Networks Corp. (Communications Equipment)	15.0	11.2
C-Mac Industries, Inc. (Electronics)	5.0	3.5
Royal Bank of Canada (Banks)	4.6	3.1
BCE, Inc. (Telephone Services)	3.3	14.9
Toronto Dominion Bank (Banks)	3.2	3.3
Bombardier, Inc. Class B (sub. vtg.) (Aerospace & Defense)	3.0	2.4
Canadian Pacific Ltd. (Railroads)	3.0	1.5
Celestica, Inc. (sub. vtg.) (Electronics)	2.6	1.6
Canadian Imperial Bank of Commerce (Banks)	2.5	1.9
Sun Life Financial Services Canada, Inc. (Insurance)	2.3	1.2
	44.5	44.6
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	23.6	20.7
Finance	22.6	15.0
Energy	13.8	10.4
Utilities	9.3	19.4
Transportation	5.5	2.9
Basic Industries	5.2	7.4
Retail & Wholesale	4.9	4.8
Aerospace & Defense	3.0	2.8
Nondurables	2.9	3.8
Media & Leisure	1.8	1.8

Annual Report

Canada

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.0%
Bombardier, Inc. Class B (sub. vtg.)	310,000	$ 4,876,519
BASIC INDUSTRIES - 5.2%
Chemicals & Plastics - 1.6%
NOVA Chemicals Corp.	49,000	1,010,575
Potash Corp. of Saskatchewan	27,700	1,641,987
		2,652,562
Iron & Steel - 0.2%
Dofasco, Inc.	21,000	291,724
Metals & Mining - 2.3%
Alcoa, Inc.	70,000	2,008,125
Falconbridge Ltd.	66,040	785,106
Inco Ltd. (a)	68,000	1,058,522
		3,851,753
Paper & Forest Products - 1.1%
Abitibi-Consolidated, Inc.	120,000	1,052,217
Tembec, Inc. Class A (a)	79,100	698,782
		1,750,999
TOTAL BASIC INDUSTRIES		8,547,038
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Richelieu Hardware Ltd. (a)	30,800	273,103
DURABLES - 1.4%
Home Furnishings - 0.3%
Teknion Corp. (sub. vtg.) (a)	46,000	546,864
Textiles & Apparel - 1.1%
Gildan Activewear, Inc. Class A (a)	49,000	1,702,750
TOTAL DURABLES		2,249,614
ENERGY - 13.8%
Energy Services - 3.4%
Ensign Resource Service Group, Inc.	113,000	3,043,021
Santa Fe International Corp.	25,500	930,750
Tidewater, Inc.	29,000	1,339,438
Trican Well Service Ltd. (a)	39,400	297,603
		5,610,812
Oil & Gas - 10.4%
Alberta Energy Co. Ltd.	16,900	624,384
Anderson Exploration Ltd. (a)	36,000	662,069
Baytex Energy Ltd. (a)	74,800	564,992
Bonavista Petroleum Ltd. (a)	27,000	478,818
Canada Occidental Petroleum Ltd.	74,400	1,790,975
Canadian Hunter Exploration Ltd. (a)	47,500	998,358
Canadian Natural Resources Ltd. (a)	66,600	1,968,473
Crestar Energy, Inc. (a)	92,000	1,489,524
Rio Alto Exploration Ltd. (a)	149,400	2,541,517

	Shares	Value (Note 1)
Suncor Energy, Inc.	178,000	$ 3,478,161
Talisman Energy, Inc. (a)	73,000	2,299,080
		16,896,351
TOTAL ENERGY		22,507,163
FINANCE - 22.6%
Banks - 13.3%
Bank of Montreal	44,000	2,037,438
Bank of Nova Scotia	85,000	2,428,571
Canadian Imperial Bank of Commerce	127,000	4,037,307
Laurentian Bank	26,000	418,391
Royal Bank of Canada	236,000	7,486,897
Toronto Dominion Bank	192,000	5,290,246
		21,698,850
Credit & Other Finance - 0.4%
Home Capital Group Class B (sub. vtg.)	176,700	696,355
Insurance - 6.7%
Canada Life Financial Corp.	42,000	982,069
Fairfax Financial Holdings Ltd. (a)	4,800	640,000
Industrial Alliance Life Insurance Co. (a)	96,900	2,148,030
Kingsway Financial Services, Inc. (a)	136,000	468,966
Manulife Financial Corp.	114,000	2,965,123
Sun Life Financial Services Canada, Inc.	176,000	3,641,379
		10,845,567
Securities Industry - 2.2%
AGF Management Ltd. Class B (non-vtg.)	108,000	1,801,773
C.I. Fund Management, Inc.	61,000	1,276,092
Mackenzie Financial Corp.	29,100	391,823
Maverick Tube Canada Ltd. (a)	7,644	117,484
		3,587,172
TOTAL FINANCE		36,827,944
HEALTH - 1.2%
Drugs & Pharmaceuticals - 1.2%
Biovail Corp. (a)	36,000	1,536,946
QLT, Inc. (a)	9,100	454,253
		1,991,199
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Ballard Power Systems, Inc. (a)	15,600	1,680,394
GSI Lumonics, Inc. (a)	36,300	469,695
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		2,150,089
MEDIA & LEISURE - 1.8%
Broadcasting - 0.2%
Cogeco, Inc. (sub. vtg.)	17,200	359,816
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Entertainment - 0.7%
Alliance Atlantis Communications Corp. Class B (non-vtg.) (a)	25,800	$ 389,754
Astral Media, Inc. Class A (non-vtg.)	28,800	782,187
		1,171,941
Publishing - 0.8%
Thomson Corp.	33,000	1,333,005
Restaurants - 0.1%
Sportscene Restaurants, Inc. Class A	20,000	85,386
TOTAL MEDIA & LEISURE		2,950,148
NONDURABLES - 2.9%
Beverages - 2.6%
Molson, Inc. Class A	22,700	573,277
Seagram Co. Ltd.	54,600	3,119,025
The Coca-Cola Co.	8,100	489,038
		4,181,340
Household Products - 0.3%
Procter & Gamble Co.	7,000	500,063
TOTAL NONDURABLES		4,681,403
PRECIOUS METALS - 1.0%
Barrick Gold Corp.	58,000	771,429
Goldcorp, Inc. Class A (a)	51,000	306,502
Meridian Gold, Inc. (a)	36,200	183,080
Placer Dome, Inc.	39,300	326,532
TOTAL PRECIOUS METALS		1,587,543
RETAIL & WHOLESALE - 4.9%
Grocery Stores - 4.2%
Loblaw Companies Ltd.	53,000	1,817,143
Onex Corp.	176,400	2,803,862
Weston George Ltd.	47,000	2,343,054
		6,964,059
Retail & Wholesale, Miscellaneous - 0.7%
Future Shop Ltd. (a)	209,000	1,098,194
TOTAL RETAIL & WHOLESALE		8,062,253
SERVICES - 0.3%
Mosaic Group, Inc. (a)	65,000	490,969

	Shares	Value (Note 1)
TECHNOLOGY - 23.6%
Communications Equipment - 15.1%
Ciena Corp. (a)	2,000	$ 210,250
Nortel Networks Corp.	538,017	24,479,773
		24,690,023
Computer Services & Software - 0.9%
Cognos, Inc. (a)	22,700	954,220
Open Text Corp. (a)	19,000	474,220
		1,428,440
Electronics - 7.6%
C-Mac Industries, Inc. (a)	144,000	8,133,990
Celestica, Inc. (sub. vtg.) (a)	59,000	4,216,223
		12,350,213
TOTAL TECHNOLOGY		38,468,676
TRANSPORTATION - 5.5%
Air Transportation - 1.0%
Air Canada (a)	21,543	234,886
Air Canada Class A (non-vtg.) (a)	7,300	69,284
CHC Helicopter Corp. Class A (a)	125,000	923,645
WestJet Airlines Ltd. (a)	23,600	384,420
		1,612,235
Railroads - 4.5%
Canadian National Railway Co.	81,000	2,553,695
Canadian Pacific Ltd.	167,000	4,853,695
		7,407,390
TOTAL TRANSPORTATION		9,019,625
UTILITIES - 9.3%
Cellular - 0.3%
Rogers Communications, Inc. Class B (non-vtg.)	25,300	491,875
Gas - 3.4%
ATCO Ltd. Class I (non-vtg.)	118,000	2,980,033
Canadian Utilities Ltd. Class A (non-vtg.)	1,200	34,483
Enbridge, Inc.	52,950	1,425,911
Westcoast Energy, Inc.	48,000	1,071,921
		5,512,348
Telephone Services - 5.6%
BCE, Inc.	200,000	5,385,878
Manitoba Telecom Services, Inc.	115,000	2,379,310
TELUS Corp. (non-vtg.)	51,000	1,306,404
		9,071,592
TOTAL UTILITIES		15,075,815
TOTAL COMMON STOCKS (Cost $153,315,955)		159,759,101
Cash Equivalents - 4.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	2,906,933	$ 2,906,933
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	4,693,013	4,693,013
TOTAL CASH EQUIVALENTS (Cost $7,599,946)		7,599,946
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $160,915,901)		167,359,047
NET OTHER ASSETS - (2.7)%		(4,333,820)
NET ASSETS - 100%		$ 163,025,227
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $202,994,766 and $86,651,035, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,465 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $5,321,970. The fund received cash collateral of $4,693,013 which was invested in cash equivalents.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $161,760,126. Net unrealized appreciation aggregated $5,598,921, of which $20,250,969 related to appreciated investment securities and $14,652,048 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $3,354,000, all of which will expire on October 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $160,915,901) - See accompanying schedule		$ 167,359,047
Receivable for investments sold		3,352,825
Receivable for fund shares sold		579,757
Dividends receivable		101,158
Interest receivable		31,295
Redemption fees receivable		2,860
Other receivables		13,613
Total assets		171,440,555
Liabilities
Payable for investments purchased	$ 2,887,985
Payable for fund shares redeemed	640,450
Accrued management fee	101,049
Other payables and accrued expenses	92,831
Collateral on securities loaned, at value	4,693,013
Total liabilities		8,415,328
Net Assets		$ 163,025,227
Net Assets consist of:
Paid in capital		$ 152,433,665
Undistributed net investment income		8,350,012
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,196,973)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,438,523
Net Assets, for 7,319,715 shares outstanding		$ 163,025,227
Net Asset Value and redemption price per share ($163,025,227 ÷ 7,319,715 shares)		$22.27
Maximum offering price per share (100/97.00 of $22.27)		$22.96

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 813,038
Special dividend from BCE, Inc.		8,288,947
Interest		311,060
Security lending		42,007
		9,455,052
Less foreign taxes withheld		(120,145)
Total income		9,334,907
Expenses
Management fee Basic fee	$ 671,144
Performance adjustment	(127,562)
Transfer agent fees	252,860
Accounting and security lending fees	70,172
Non-interested trustees' compensation	468
Custodian fees and expenses	64,778
Registration fees	44,501
Audit	35,588
Legal	969
Miscellaneous	182
Total expenses before reductions	1,013,100
Expense reductions	(28,738)	984,362
Net investment income		8,350,545
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	510,655
Foreign currency transactions	19,177	529,832
Change in net unrealized appreciation (depreciation) on:
Investment securities	320,096
Assets and liabilities in foreign currencies	(3,754)	316,342
Net gain (loss)		846,174
Net increase (decrease) in net assets resulting from operations		$ 9,196,719
Other Information Sales charges paid to FDC		$ 183,657
Sales charges - Retained by FDC		$ 183,657
Deferred sales charges withheld by FDC		$ 1,233
Expense reductions
Directed brokerage arrangements		$ 22,808
Custodian credits		3,629
Transfer agent credits		2,301
		$ 28,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 8,350,545	$ 116,686
Net realized gain (loss)	529,832	3,321,252
Change in net unrealized appreciation (depreciation)	316,342	5,467,083
Net increase (decrease) in net assets resulting from operations	9,196,719	8,905,021
Distributions to shareholders from net investment income	(85,857)	(248,416)
Share transactions Net proceeds from sales of shares	160,756,968	10,888,952
Reinvestment of distributions	82,250	237,716
Cost of shares redeemed	(51,055,541)	(23,488,113)
Net increase (decrease) in net assets resulting from share transactions	109,783,677	(12,361,445)
Redemption fees	360,425	53,318
Total increase (decrease) in net assets	119,254,964	(3,651,522)
Net Assets
Beginning of period	43,770,263	47,421,785
End of period (including undistributed net investment income of $8,350,012 and $66,029, respectively)	$ 163,025,227	$ 43,770,263
Other Information Shares
Sold	6,834,177	743,930
Issued in reinvestment of distributions	4,754	17,767
Redeemed	(2,270,606)	(1,618,570)
Net increase (decrease)	4,568,325	(856,873)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 13.14	$ 18.88	$ 21.84	$ 17.55
Income from Investment Operations
Net investment income C	1.98 E	.04	.09	.03	.08
Net realized and unrealized gain (loss)	4.32 F	2.78	(3.70)	1.39	4.27
Total from investment operations	6.30	2.82	(3.61)	1.42	4.35
Less Distributions
From net investment income	(.03)	(.07)	(.05)	(.13)	(.08)
From net realized gain	-	-	(2.08)	(4.29)	-
Total distributions	(.03)	(.07)	(2.13)	(4.42)	(.08)
Redemption fees added to paid in capital	.09	.02	-	.04	.02
Net asset value, end of period	$ 22.27	$ 15.91	$ 13.14	$ 18.88	$ 21.84
Total Return A, B	40.22%	21.71%	(21.27)%	8.21%	24.99%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 163,025	$ 43,770	$ 47,422	$ 96,458	$ 129,671
Ratio of expenses to average net assets	1.09%	1.22%	.94%	.93%	1.01%
Ratio of expenses to average net assets after expense reductions	1.06% D	1.06% D	.80% D	.92% D	.98% D
Ratio of net investment income to average net assets	9.00%	.26%	.57%	.18%	.40%
Portfolio turnover rate	97%	286%	215%	139%	139%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $1.97 per share.

F The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity China Region	6.77%	59.35%
Fidelity China Region (incl. 3.00% sales charge)	3.57%	54.57%
Hang Seng	14.26%	75.62%
Fidelity China Region Fund Linked Index	11.00%	70.62%
China Region Funds Average	13.44%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market and to the performance of the Fidelity China Region Fund Linked Index - an index which links the returns of the Hang Seng Index from the commencement of the fund on November 1, 1995 through September 1, 2000, and the MSCI Golden Dragon Plus Index beginning September 1, 2000. It is designed to represent the equity markets of Hong Kong through September 1, 2000 and the equity markets of Hong Kong, Taiwan, and China beginning September 1, 2000. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 22 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity China Region	6.77%	9.76%
Fidelity China Region (incl. 3.00% sales charge)	3.57%	9.09%
Hang Seng	14.26%	11.91%
Fidelity China Region Fund Linked Index	11.00%	11.27%
China Region Funds Average	13.44%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $15,457 - a 54.57% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,562 - a 75.62% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

China Region
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Joseph Tse, Portfolio
Manager of Fidelity
China Region Fund

Q. How did the fund perform, Joseph?

A. For the 12 months that ended October 31, 2000, the fund returned 6.77%, trailing the Hang Seng Index, which returned 14.26%. The fund also compares its performance to the Fidelity China Region Fund Linked Index - a measure of the performance of the Hong Kong, Taiwanese and Chinese markets - which returned 11.00%, while the China region funds average tracked by Lipper Inc. returned 13.44%.

Q. What factors helped set the stage for market performance in the region during the 12-month period?

A. Hong Kong, similar to many countries in the region, enjoyed a period of economic expansion, fueled in large part by strong exporting to the U.S. and China. Stocks moved sharply higher early on, riding the worldwide enthusiasm for the so-called TMT - or technology, media and telecommunications - sectors. However, growing concerns about a slowdown in global demand - particularly in the U.S. - during the second half of the period spawned persistent volatility that shook much of the speculative excess out of stock prices. The Taiwanese market - a hotbed of PC and semiconductor manufacturing - was the hardest hit by this global sectoral shift away from technology.

Q. Why did the fund underperform both the Hang Seng Index and the Lipper peer group during this time frame?

A. The fund's positioning in Taiwan led us to underperform the Hang Seng during the period. In particular, chip manufacturers Taiwan Semiconductor and United Microelectronics hurt relative performance. Seeing a downturn coming for TMT stocks in March, I took profits in several lower-quality dot-com type names and invested the proceeds in chip stocks, the only area of the new economy I felt would outlast a correction. Unfortunately, I was wrong and, in hindsight, I wish I had moved more money into more defensive areas of the market. Although many of our peers also had exposure to Taiwan, they were more heavily invested in China on average, specifically in old economy stocks that held up better amid the period's volatility.

Q. On September 1, 2000, the fund's name changed, along with its investment policies. What prompted these changes?

A. We wanted to broaden the fund's investment policies to include Taiwan as one of its primary markets for investment. The policy changes give the fund more flexibility to invest in Taiwan, which is a market that has grown in size and importance, as well as more flexibility relative to the fund's peers. We also added an additional performance comparison for the fund - the Fidelity China Region Linked Index, which blends the Hang Seng Index and the MSCI Golden Dragon Plus Index.

Q. How did some of your other strategies work out for the fund?

A. Underweighting telecom was a plus. The decision to hold fewer traditional telecom providers, such as Cable & Wireless HKT, than the Hang Seng index paid off, as these stocks wilted in response to increased competition. Even more important was our underweighting in Internet investment company Pacific Century CyberWorks, which merged with Cable & Wireless in August. Shares of Pacific Century swooned - as did those of tech firms worldwide that lacked a clear path to profitability - following a series of failed joint ventures and several write-downs in the company's collection of assets. I sold off Pacific Century prior to the close of the period. However, not owning enough of the market's top performers - China Mobile (formerly China Telecom) and conglomerate Hutchison Whampoa - which together accounted for over 25% of the index on average, detracted from relative performance. In the summer, continuing the shift away from new economy TMT stocks, I boosted the fund's weighting in banks, a group that was poised to benefit from peaking U.S. interest rates. Adding more Hang Seng Bank and HSBC, the fund's largest holding, helped, as did heavily underweighting the same two stocks earlier in the period.

Q. What's your outlook?

A. I'm still rather cautious and believe that we should be selling on strength and switching from growth to value, TMT to non-TMT and global to local - that is, more of an emphasis on domestic economy plays given the uncertainty surrounding large multinational companies. I may look to prudently increase our China exposure during the next 12 months as more companies from the finance and telecom sectors move toward privatization. I'm still bullish on chip stocks over the long term, so I plan to watch Taiwan closely in the coming months, looking for a signal that it's time to invest some more money there.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong and Chinese market. As of October 31, 2000, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Hong Kong, Taiwanese and Chinese issuers

Fund number: 352

Trading symbol: FHKCX

Start date: November 1, 1995

Size: as of October 31, 2000, more than $179 million

Manager: Joseph Tse, since inception; director of research, Fidelity Investments Management (Hong Kong), since 1994; manager, Asian portion of various global equity funds, since 1993; joined Fidelity in 1990

3

Annual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Hong Kong	71.7%
United Kingdom	14.8%
Taiwan	8.3%
United States of America	3.6%
China	1.2%
Cayman Islands	0.3%
Canada	0.1%

As of April 30, 2000
Hong Kong	79.6%
Taiwan	8.3%
United Kingdom	8.2%
United States of America	3.3%
China	0.3%
Bermuda	0.1%
Cayman Islands	0.1%
Singapore	0.1%
Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.4	97.1
Short-Term Investments and Net Other Assets	3.6	2.9
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Banks)	14.4	7.2
China Mobile (Hong Kong) Ltd. (Cellular)	11.3	14.8
Cheung Kong Holdings Ltd. (Real Estate)	10.8	8.5
Hutchison Whampoa Ltd. (Electrical Equipment)	8.9	10.9
Sun Hung Kai Properties Ltd. (Real Estate)	5.0	4.8
Hang Seng Bank Ltd. (Banks)	4.9	1.2
Johnson Electric Holdings Ltd. (Electrical Equipment)	3.9	3.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Electronics)	3.4	1.5
United Microelectronics Corp. (Electronics)	3.1	1.8
Li & Fung Ltd. (Trading Companies)	3.0	3.6
	68.7	57.5
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	21.8	12.0
Utilities	19.5	19.1
Construction & Real Estate	18.5	16.8
Industrial Machinery & Equipment	13.3	15.4
Technology	9.4	11.5
Media & Leisure	4.4	5.9
Retail & Wholesale	3.4	6.4
Transportation	3.1	2.5
Durables	1.4	1.1
Energy	1.1	0.0

Annual Report

China Region

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 0.2%
Chemicals & Plastics - 0.2%
China Agrotech Holdings Ltd.	1,886,000	$ 205,580
Yizheng Chemical Fibre Co. Ltd. (H Shares)	1,036,000	188,655
		394,235
CONSTRUCTION & REAL ESTATE - 18.5%
Real Estate - 18.5%
Amoy Properties Ltd.	818,000	744,785
Cheung Kong Holdings Ltd.	1,745,000	19,300,746
Great Eagle Holdings Ltd.	511,457	734,593
Henderson Land Development Co. Ltd.	731,000	3,149,751
New World Development Co. Ltd.	6,738	7,993
Sun Hung Kai Properties Ltd.	1,095,021	9,057,362
Wharf Holdings Ltd.	118,485	241,591
		33,236,821
DURABLES - 1.4%
Textiles & Apparel - 1.4%
Glorious Sun Enterprises Ltd.	5,820,000	873,230
Yue Yuen Industrial Holdings Ltd.	830,000	1,538,032
		2,411,262
ENERGY - 1.1%
Oil & Gas - 1.1%
PetroChina Co. Ltd. (H Shares)	9,638,000	2,026,984
FINANCE - 21.8%
Banks - 21.4%
Citic Ka Wah Bank Ltd.	1,892,000	576,241
Dao Heng Bank Group Ltd.	316,000	1,596,625
Hang Seng Bank Ltd.	747,500	8,795,020
HSBC Holdings PLC (Hong Kong) (Reg.)	1,789,182	25,800,001
Liu Chong Hing Bank Ltd.	647,000	622,279
Standard Chartered PLC	51,357	740,055
Wing Hang Bank Ltd.	116,000	354,042
		38,484,263
Credit & Other Finance - 0.3%
Aeon Credit Service (ASIA) Co. Ltd.	1,623,600	541,342
Insurance - 0.1%
Manulife Financial Corp.	8,000	194,923
TOTAL FINANCE		39,220,528
INDUSTRIAL MACHINERY & EQUIPMENT - 13.3%
Electrical Equipment - 13.3%
Chen Hsong Holdings Ltd.	3,870,000	476,433
Delta Electronics, Inc.	112,000	357,152
Hutchison Whampoa Ltd.	1,285,500	15,949,336
Johnson Electric Holdings Ltd.	3,578,320	7,112,633
		23,895,554

	Shares	Value (Note 1)
MEDIA & LEISURE - 4.4%
Broadcasting - 2.3%
Asia Satellite Telecommunications Holdings Ltd.	526,500	$ 1,066,780
Television Broadcasts Ltd.	549,000	3,006,213
		4,072,993
Lodging & Gaming - 0.6%
Mandarin Oriental International Ltd.	342,000	218,880
Shangri-La Asia Ltd.	828,000	817,600
		1,036,480
Restaurants - 1.5%
Cafe de Coral Holdings Ltd.	7,498,000	2,788,451
TOTAL MEDIA & LEISURE		7,897,924
NONDURABLES - 0.3%
Beverages - 0.3%
Vitasoy International Holdings Ltd.	3,496,500	502,194
RETAIL & WHOLESALE - 3.4%
General Merchandise Stores - 0.4%
China Everbright Ltd.	808,000	735,681
Trading Companies - 3.0%
Li & Fung Ltd.	2,890,000	5,373,848
TOTAL RETAIL & WHOLESALE		6,109,529
TECHNOLOGY - 9.4%
Computer Services & Software - 0.6%
Prosten Technology Holdings Ltd.	3,197,000	471,477
SINA.com (a)	89,300	622,309
		1,093,786
Computers & Office Equipment - 0.6%
Asustek Computer, Inc. (a)	92,000	458,576
Quanta Computer, Inc.	80,000	272,446
Stark Technology, Inc.	40,000	245,201
		976,223
Electronic Instruments - 0.1%
Group Sense International Ltd.	5,136,000	220,643
Electronics - 8.1%
Asat Holdings Ltd. sponsored ADR	113,400	751,275
Compeq Manufacturing Co. Ltd. (a)	120,000	453,251
Hon Hai Precision Industries Co. Ltd. (a)	158,800	830,873
Nanya Technology Corp.	280,000	214,985
Realtek Semiconductor Corp.	200	746
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,020,308	6,129,727
United Microelectronics Corp. (a)	3,108,600	5,485,765
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Varitronix International Ltd.	336,000	$ 385,640
Winbond Electronics Corp. (a)	319,310	309,424
		14,561,686
TOTAL TECHNOLOGY		16,852,338
TRANSPORTATION - 3.1%
Air Transportation - 2.2%
Cathay Pacific Airways Ltd.	1,682,000	3,052,123
Swire Pacific Ltd. (A Shares)	150,000	925,243
		3,977,366
Railroads - 0.7%
MTR Corp. Ltd.	843,000	1,248,617
Shipping - 0.1%
IMC Holdings Ltd. (a)	1,823,000	147,281
Trucking & Freight - 0.1%
New World Infrastructure Ltd.	296,000	269,507
TOTAL TRANSPORTATION		5,642,771
UTILITIES - 19.5%
Cellular - 14.2%
China Mobile (Hong Kong) Ltd. (a)	3,316,500	20,313,561
China Unicom Ltd.	2,596,000	5,210,010
		25,523,571
Electric Utility - 3.5%
CLP Holdings Ltd.	891,500	4,161,427
Hong Kong Electric Holdings Ltd.	672,000	2,219,045
		6,380,472
Gas - 1.8%
Hong Kong & China Gas Co. Ltd.	2,508,380	3,168,466
TOTAL UTILITIES		35,072,509
TOTAL COMMON STOCKS (Cost $135,592,736)		173,262,649
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount
MEDIA & LEISURE - 0.0%
Lodging & Gaming - 0.0%
Mandarin Oriental International Ltd. 6.75% 3/23/05 (Cost $25,000)	-	$ 5	25,750
Cash Equivalents - 6.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	9,878,200	$ 9,878,200
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	877,800	877,800
TOTAL CASH EQUIVALENTS (Cost $10,756,000)		10,756,000
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $146,373,736)		184,044,399
NET OTHER ASSETS - (2.4)%		(4,335,701)
NET ASSETS - 100%		$ 179,708,698
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $230,453,968 and $227,132,957, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $847,174. The fund received cash collateral of $877,800 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,104,500. The weighted average interest rate was 6.85%.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $147,483,654. Net unrealized appreciation aggregated $36,560,745, of which $48,874,600 related to appreciated investment securities and $12,313,855 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $40,369,000, all of which will expire on October 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $146,373,736) - See accompanying schedule		$ 184,044,399
Cash		242,989
Foreign currency held at value (cost $3,182,247)		3,164,309
Receivable for investments sold		403,619
Receivable for fund shares sold		275,982
Dividends receivable		8,829
Interest receivable		36,807
Redemption fees receivable		167
Other receivables		1,257
Total assets		188,178,358
Liabilities
Payable for investments purchased	$ 6,911,519
Payable for fund shares redeemed	414,043
Accrued management fee	113,560
Other payables and accrued expenses	152,738
Collateral on securities loaned, at value	877,800
Total liabilities		8,469,660
Net Assets		$ 179,708,698
Net Assets consist of:
Paid in capital		$ 178,478,276
Undistributed net investment income		6,212,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,634,885)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,653,173
Net Assets, for 12,012,618 shares outstanding		$ 179,708,698
Net Asset Value and redemption price per share ($179,708,698 ÷ 12,012,618 shares)		$14.96
Maximum offering price per share (100/97.00 of $14.96)		$15.42

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 3,741,235
Interest		396,758
Security lending		1,272
		4,139,265
Less foreign taxes withheld		(6,274)
Total income		4,132,991
Expenses
Management fee	$ 1,699,464
Transfer agent fees	676,307
Accounting and security lending fees	140,064
Non-interested trustees' compensation	733
Custodian fees and expenses	220,507
Registration fees	67,950
Audit	36,384
Legal	3,489
Interest	1,603
Reports to shareholders	10,465
Miscellaneous	3,851
Total expenses before reductions	2,860,817
Expense reductions	(24,581)	2,836,236
Net investment income		1,296,755
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	16,231,680
Foreign currency transactions	(156,061)	16,075,619
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,924,680)
Assets and liabilities in foreign currencies	(17,764)	(5,942,444)
Net gain (loss)		10,133,175
Net increase (decrease) in net assets resulting from operations		$ 11,429,930
Other Information Sales charges paid to FDC		$ 477,585
Sales charges - Retained by FDC		$ 477,585
Expense reductions
Directed brokerage arrangements		$ 21,189
Transfer agent credits		3,392
		$ 24,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 1,296,755	$ 2,362,496
Net realized gain (loss)	16,075,619	9,831,552
Change in net unrealized appreciation (depreciation)	(5,942,444)	35,812,522
Net increase (decrease) in net assets resulting from operations	11,429,930	48,006,570
Distributions to shareholders from net investment income	(2,289,574)	(4,312,427)
Share transactions Net proceeds from sales of shares	183,395,667	89,140,338
Reinvestment of distributions	2,213,416	4,182,802
Cost of shares redeemed	(177,672,782)	(116,955,228)
Net increase (decrease) in net assets resulting from share transactions	7,936,301	(23,632,088)
Redemption fees	1,114,437	631,730
Total increase (decrease) in net assets	18,191,094	20,693,785
Net Assets
Beginning of period	161,517,604	140,823,819
End of period (including undistributed net investment income of $6,212,134 and $1,848,938, respectively)	$ 179,708,698	$ 161,517,604
Other Information Shares
Sold	10,586,910	7,169,572
Issued in reinvestment of distributions	129,289	415,738
Redeemed	(10,118,064)	(9,914,200)
Net increase (decrease)	598,135	(2,328,890)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.15	$ 10.25	$ 11.06	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income C	.10	.19	.31	.17	.29
Net realized and unrealized gain (loss)	.80	3.98	(1.10)	(1.95)	2.64
Total from investment operations	.90	4.17	(.79)	(1.78)	2.93
Less Distributions
From net investment income	(.17)	(.32)	(.06)	(.14)	(.01)
From net realized gain	-	-	-	(.08)	-
Total distributions	(.17)	(.32)	(.06)	(.22)	(.01)
Redemption fees added to paid in capital	.08	.05	.04	.09	.05
Net asset value, end of period	$ 14.96	$ 14.15	$ 10.25	$ 11.06	$ 12.97
Total Return A, B	6.77%	42.44%	(6.85)%	(13.36)%	29.83%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 179,709	$ 161,518	$ 140,824	$ 177,416	$ 109,880
Ratio of expenses to average net assets	1.22%	1.34%	1.41%	1.31%	1.62%
Ratio of expenses to average net assets after expense reductions	1.21% D	1.32% D	1.40% D	1.31%	1.62%
Ratio of net investment income to average net assets	.55%	1.59%	3.07%	1.18%	2.53%
Portfolio turnover rate	103%	84%	109%	174%	118%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E For the period November 1, 1995 (commencement of operations) to October 31, 1996.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Emerging Markets	-6.84%	-39.03%	-2.77%
Fidelity Emerging Markets (incl. 3.00% sales charge)	-9.64%	-40.86%	-5.68%
MSCI Emerging Markets Free	-8.81%	-11.30%	134.54%
Emerging Markets Funds Average	-2.65%	-2.88%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of October 31, 2000, the index included over 498 equity securities of companies domiciled in 27 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 189 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Emerging Markets	-6.84%	-9.42%	-0.28%
Fidelity Emerging Markets (incl. 3.00% sales charge)	-9.64%	-9.97%	-0.58%
MSCI Emerging Markets Free	-8.81%	-2.37%	8.89%
Emerging Markets Funds Average	-2.65%	-0.88%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have been $9,432 - a 5.68% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,454 - a 134.54% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Emerging Markets
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Patti Satterthwaite, Portfolio Manager of Fidelity
Emerging Markets Fund

Q. How did the fund perform, Patti?

A. For the 12-month period that ended October 31, 2000, the fund returned -6.84%, topping the Morgan Stanley Capital International Emerging Markets Free Index, which returned -8.81%. The emerging markets funds average tracked by Lipper Inc. returned -2.65% during this same time frame.

Q. What factors drove the performance of emerging markets during the past year?

A. The effects of a sharp falloff in U.S. tech stocks during the second half of the period were amplified throughout most emerging markets, which tend to be more affected by share price volatility than developed ones. Concerns about further rising interest rates in the U.S., persistently high energy prices and a protracted slowdown in global demand further fueled the downside momentum. After a long period of outstanding performance, a shift away from technology, media and telecommunications (TMT) stocks in the U.S. reverberated worldwide, particularly among markets in the Pacific Rim - most notably South Korea and Taiwan - home to many of the world's top semiconductor manufacturers. Weakness in the prices of memory chips, coupled with political uncertainty in the region, further accentuated investors' fears in that region. However, the volatility wasn't enough to stop Latin America from posting positive relative returns during the period. Mexico enjoyed broad market strength as it forged ahead with its economic recovery and had the added advantage of receiving a credit rating upgrade during the period. Brazil also benefited from Mexico's good fortune. Performance was generally negative among smaller emerging markets, although Turkey, Israel and Russia stood out as notable exceptions.

Q. Why did the fund outpace its index, yet trail its Lipper peers?

A. Remaining underweighted in Greece was one of the keys to outperforming the index over the 12-month period. Profit taking pervaded the Greek market as investors chose to part ways with stocks that had climbed unusually high in response to news that the country would join the European Monetary Union. Stock selection and timely trading in Turkey was another big plus for the fund. The Turkish market rallied around a strengthening economy, which produced some of the period's top relative performers, including holding companies Dogan Sirketler and Sabanci. Some good picks and an overweighted position in Mexico further bolstered returns. Telecom giant Telefonos de Mexico (Telmex) - the fund's largest holding - and broadcaster TV Azteca, turned in strong returns despite the period's volatility. Bank stocks such as Grupo Financiero BBVA Bancomer also performed extremely well, riding improved fundamentals. I have since sold BBVA Bancomer, as well as the fund's stake in Sabanci. The reason why we trailed our peer group had a lot to do with our underexposure to TMT sectors earlier in the year.

Q. What other factors influenced performance?

A. The fund's holdings in Russia were up over 100% as a group, thanks in large part to higher energy prices. Overweighting top Russian stocks Unified Energy and Lukoil Oil helped us extend our lead over the index. Additionally, we had some success with Brazilian beverage stocks such as Brahma Cervejaria, which merged with another local company in the summer to form the world's third-largest brewer - AmBev. Finding the right names in South Africa, such as Johnnic Holdings, also boosted returns. On the other hand, we did have our share of disappointments. Choosing not to hold Check Point - an Israeli network-security firm and one of the index's key constituents - early on backfired on us, as the stock proceeded to climb over 400% during the period. Software stocks generally held up better than most other tech stocks during the correction. Some good picks in South Korea helped limit our downside during this difficult period; however, we weren't as lucky with our positioning in Taiwan, where we paid the price for overweighting poorly performing chip stocks. An out-of-benchmark position in Egypt also dragged on performance.

Q. What's your outlook?

A. Emerging markets tend to have a tough time when the developed world is experiencing an economic deceleration. However, if the slowdown triggers a move toward lowering interest rates, emerging markets may have the catalyst they need to begin outperforming. Since I'm not convinced we've seen the end of the volatility for tech stocks, I intend to maintain a neutral-to-underweighted stance there for the time being. I may continue to add some exposure to smaller markets that I feel have been left by the wayside since the crisis of 1997 and have become really cheap despite improving fundamentals, such as Indonesia.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3 .

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of emerging market issuers

Fund number: 322

Trading symbol: FEMKX

Start date: November 1, 1990

Size: as of October 31, 2000, more than $304 million

Manager: Patti Satterthwaite, since April 2000; manager, Fidelity Advisor Latin America Fund, since 1998; Fidelity Latin America Fund, since 1993; securities and Latin American analyst, 1986-1990; joined Fidelity in 1986

3

Annual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Mexico	11.8%
Brazil	11.6%
Taiwan	9.6%
Korea (South)	9.2%
India	7.4%
Malaysia	6.9%
South Africa	6.2%
Hong Kong	6.1%
Russia	4.7%
Other	26.5%

As of April 30, 2000
Korea (South)	13.5%
Taiwan	13.4%
Mexico	11.8%
Brazil	9.4%
India	7.6%
South Africa	7.4%
Hong Kong	4.9%
Malaysia	4.2%
Russia	4.1%
Other	23.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	97.4
Short-Term Investments and Net Other Assets	2.4	2.6
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Telephone Services)	4.4	4.9
China Mobile (Hong Kong) Ltd. (Hong Kong, Cellular)	3.9	2.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Electronics)	3.0	3.1
Petrobras SA (PN) (Brazil, Oil & Gas)	2.7	1.5
Wal-Mart de Mexico SA de CV Series C (Mexico, General Merchandise Stores)	2.6	1.9
Korea Electric Power Corp. (Korea (South), Electric Utility)	2.6	1.5
Lukoil Oil Co. sponsored ADR (Russia, Oil & Gas)	2.3	1.8
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	2.2	1.1
Grupo Televisa SA de CV sponsored GDR (Mexico, Broadcasting)	2.2	1.9
Unified Energy Systems sponsored ADR (Russia, Electric Utility)	2.1	2.3
	28.0	22.5
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Utilities	27.1	23.5
Finance	17.6	13.3
Technology	12.8	21.8
Nondurables	7.9	3.2
Energy	7.1	5.0
Basic Industries	6.9	11.6
Media & Leisure	4.9	4.2
Retail & Wholesale	3.9	2.7
Health	2.7	1.5
Holding Companies	2.7	1.4

Annual Report

Emerging Markets

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1)
Argentina - 0.4%
Perez Companc SA sponsored ADR	81,659	$ 1,173,848
Brazil - 11.6%
Banco Bradesco SA (PN)	301,497,000	1,872,455
Banco Itau SA	43,061,000	3,365,557
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	49,900	1,777,688
Companhia de Bebidas das Americas (AmBev) sponsored ADR	300,882	6,788,650
Embratel Participacoes SA ADR	83,600	1,353,275
Petrobras SA:
(PN)	283,500	7,551,545
sponsored ADR (a)	23,700	688,781
Tele Norte Leste Participacoes SA ADR	129,609	2,867,599
Telesp Celular Participacoes SA ADR	192,900	6,100,463
Votorantim Celulose e Papel SA (PN Reg.)	84,748,000	2,845,749
TOTAL BRAZIL		35,211,762
British Virgin Islands - 0.0%
El Sitio, Inc.	3,600	12,038
Chile - 1.0%
Banco Santiago SA sponsored ADR	51,000	1,007,250
Distribucion Y Servicio D&S SA sponsored ADR	114,900	2,053,838
TOTAL CHILE		3,061,088
China - 2.9%
China Petroleum & Chemical Corp. (H Shares)	7,758,000	1,522,162
Huaneng Power International, Inc. sponsored ADR	240,700	3,670,675
PetroChina Co. Ltd. (H Shares)	17,082,000	3,592,544
TOTAL CHINA		8,785,381
Croatia - 0.3%
Pliva D.D.:
GDR (c)	55,300	575,120
unit	34,800	361,920
TOTAL CROATIA		937,040
Egypt - 1.6%
Commercial International Bank Ltd.	374,080	3,278,174
Egyptian Co. for Mobile Services (MobiNil) (a)	75,600	1,486,666
TOTAL EGYPT		4,764,840
Greece - 1.3%
Alpha Bank AE	54,200	2,002,440
Hellenic Telecommunication Organization SA (OTE)	116,800	2,039,365
TOTAL GREECE		4,041,805

	Shares	Value (Note 1)
Hong Kong - 6.1%
China Mobile (Hong Kong) Ltd. (a)	1,939,000	$ 11,876,374
China Unicom Ltd.	1,544,000	3,098,712
Hutchison Whampoa Ltd.	279,100	3,462,824
TOTAL HONG KONG		18,437,910
Hungary - 1.8%
Matav Rt. sponsored ADR	142,500	3,348,750
OTP Bank Rt.	45,700	2,119,006
TOTAL HUNGARY		5,467,756
India - 7.4%
Dr. Reddy's Laboratories Ltd.	83,800	2,507,828
Hindustan Lever Ltd.	917,100	3,479,870
Housing Development Finance Corp. Ltd.	317,300	3,189,256
Hughes Software Systems Ltd.	48,800	1,102,935
ICICI Bank Ltd. sponsored ADR	202,700	962,825
Infosys Technologies Ltd.	31,176	4,771,335
Ranbaxy Laboratories Ltd.	182,000	2,709,506
Reliance Industries Ltd.	607,368	3,930,486
Tata Engineering & Locomotive Co. Ltd.	150	225
TOTAL INDIA		22,654,266
Indonesia - 2.0%
Gudang Garam PT Perusahaan	586,000	630,037
PT Bank PAN Indonesia Tbk (a)	15,990,000	419,099
PT Indofood Sukses Makmur (a)	19,263,000	1,597,086
Sampoerna, Hanjaya Mandala	3,026,500	3,561,525
TOTAL INDONESIA		6,207,747
Israel - 4.7%
Bank Leumi le-Israel BM	1,551,808	3,048,127
Bezeq Israeli Telecommunication Corp. Ltd.	497,300	2,488,302
Check Point Software Technologies Ltd. (a)	10,500	1,662,938
Orbotech Ltd.	85,350	4,518,216
Teva Pharmaceutical Industries Ltd. ADR	36,800	2,175,800
VocalTec Communications Ltd. (a)	38,900	330,650
TOTAL ISRAEL		14,224,033
Korea (South) - 9.2%
Hyundai Motor Co. Ltd.	253,980	2,902,629
Kookmin Bank	414,365	4,735,601
Kookmin Credit Card Co. Ltd.	28,950	631,174
Korea Electric Power Corp.	349,440	7,802,881
Pohang Iron & Steel Co. Ltd.	25,400	1,475,991
Samsung Electronics Co. Ltd.	34,995	4,383,990
SK Telecom Co. Ltd.	28,440	6,063,034
TOTAL KOREA (SOUTH)		27,995,300
Malaysia - 6.9%
AMMB Holdings BHD	2,484,000	2,784,695
Amway (Malaysia) Holdings BHD	1,100,000	1,968,421
Berjaya Sports Toto BHD	1,081,000	1,422,368
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
British American Tobacco BHD (Malaysia)	409,000	$ 3,740,197
Genting BHD	562,000	1,434,579
Malayan Banking BHD	904,000	3,616,000
Tanjong PLC	684,000	1,278,000
Technology Resources Industries BHD (a)	3,575,000	2,897,632
Tenaga Nasional BHD	544,000	1,760,842
TOTAL MALAYSIA		20,902,734
Mexico - 11.8%
Banacci SA de CV Series O (a)	2,592,000	4,025,408
Grupo Iusacell SA de CV sponsored ADR (a)	86,700	1,127,100
Grupo Televisa SA de CV sponsored GDR	123,075	6,661,434
Telefonos de Mexico SA de CV Series L sponsored ADR	249,400	13,452,010
TV Azteca SA de CV sponsored ADR	212,200	2,652,500
Wal-Mart de Mexico SA de CV Series C (a)	3,575,300	8,089,590
TOTAL MEXICO		36,008,042
Pakistan - 0.0%
Dandot Cement Co. Ltd.	93,750	6,661
Peru - 0.4%
Compania de Minas Buenaventura SA Series B sponsored ADR	104,300	1,342,863
Philippines - 0.1%
Manila Electric Co. Class B	322,200	264,563
Poland - 0.4%
Agora SA unit (a)	72,400	1,321,300
Russia - 4.7%
Lukoil Oil Co. sponsored ADR	131,200	7,084,800
Mobile TeleSystems Ojsc sponsored ADR (a)	27,500	759,688
Unified Energy Systems sponsored ADR	513,400	6,479,108
TOTAL RUSSIA		14,323,596
South Africa - 6.2%
Anglo American Platinum Corp. Ltd.	70,300	2,743,188
De Beers Consolidated Mines Ltd./De Beers Centenary AG unit	122,200	3,362,116
Impala Platinum Holdings Ltd.	74,100	3,175,714
Johnnic Holdings Ltd.	217,147	2,470,191
Liberty Life Association of Africa Ltd.	84,200	642,638
Nedcor Ltd.	152,200	2,858,783

	Shares	Value (Note 1)
Sappi Ltd.	186,300	$ 1,276,500
Sasol Ltd.	288,700	2,211,075
TOTAL SOUTH AFRICA		18,740,205
Taiwan - 9.6%
Bank Sinopac (a)	5,678,090	2,364,406
ChinaTrust Commercial Bank (a)	5,960,155	3,782,761
Far Eastern Textile Ltd.	766,420	631,169
GigaMedia Ltd.	259,100	1,263,113
Hon Hai Precision Industries Co. Ltd. (a)	338,520	1,771,204
Macronix International Co. Ltd. (a)	931,780	1,326,993
Siliconware Precision Industries Co. Ltd. (a)	1,889,760	1,439,260
Taishin International Bank (a)	3,067,000	1,433,799
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,047,467	9,246,185
United Microelectronics Corp. (a)	3,420,000	6,035,294
TOTAL TAIWAN		29,294,184
Thailand - 0.7%
Advanced Info Service PCL (For. Reg.) (a)	251,300	2,073,404
Turkey - 4.0%
Anadolu Efes Biracilk Ve Malt Sanyii AS (a)	54,435,775	3,192,114
Dogan Sirketler Grubu Holding AS	137,375,624	2,366,364
Koytas Tekstil Sanayi ve Ticaret AS (a)	26,770,000	4
Turkcell Iletisim Hizmet AS sponsored ADR	108,700	1,188,906
Turkiye Garanti Bankasi AS (a)	153,956,700	1,579,904
Yapi ve Kredi Bankasi AS (a)	439,799,556	3,804,002
TOTAL TURKEY		12,131,294
United Kingdom - 1.9%
Dimension Data Holdings PLC (a)	111,860	963,239
South African Breweries PLC	791,500	4,742,718
TOTAL UNITED KINGDOM		5,705,957
Venezuela - 0.5%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	88,200	1,675,800
TOTAL COMMON STOCKS (Cost $280,362,468)		296,765,417
Convertible Preferred Stocks - 0.1%

Philippines - 0.1%
First E Bank Corp. (a) (Cost $859,496)	22,521,380	348,718
Cash Equivalents - 3.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	3,964,705	$ 3,964,705
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	6,239,170	6,239,170
TOTAL CASH EQUIVALENTS (Cost $10,203,875)		10,203,875
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $291,425,839)		307,318,010
NET OTHER ASSETS - (0.9)%		(2,873,044)
NET ASSETS - 100%		$ 304,444,966
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $575,120 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $452,951,222 and $516,567,144, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,372,851. The fund received cash collateral of $6,239,170 which was invested in cash equivalents.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $7,254,250. The weighted average interest rate was 6.75%. Interest expense includes $10,874 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,016,000. The weighted average interest rate was 6.85%. Interest expense includes $764 paid under the bank borrowing program.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $292,533,050. Net unrealized appreciation aggregated $14,784,960, of which $59,313,510 related to appreciated investment securities and $44,528,550 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $471,797,000 of which $97,014,000, $19,326,000, $309,416,000 and $46,041,000 will expire on September 30, 2004, 2006, 2007 and 2008, respectively.

The fund intends to elect to defer to its fiscal year ending September 30, 2001 approximately $1,782,000 of losses recognized during the period November 1, 1999 to September 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $291,425,839) - See accompanying schedule		$ 307,318,010
Foreign currency held at value (cost $3,187,416)		3,165,608
Receivable for investments sold		4,391,744
Receivable for fund shares sold		179,925
Dividends receivable		266,008
Interest receivable		21,881
Redemption fees receivable		401
Other receivables		6,701
Total assets		315,350,278
Liabilities
Payable for investments purchased	$ 3,218,175
Payable for fund shares redeemed	924,588
Accrued management fee	190,937
Other payables and accrued expenses	332,442
Collateral on securities loaned, at value	6,239,170
Total liabilities		10,905,312
Net Assets		$ 304,444,966
Net Assets consist of:
Paid in capital		$ 762,751,403
Undistributed net investment income		617,777
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(474,787,613)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,863,399
Net Assets, for 34,939,720 shares outstanding		$ 304,444,966
Net Asset Value and redemption price per share ($304,444,966 ÷ 34,939,720 shares)		$8.71
Maximum offering price per share (100/97.00 of $8.71)		$8.98

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 6,252,157
Special dividend from BOE LTD.		701,230
Interest		674,791
Security lending		65,222
		7,693,400
Less foreign taxes withheld		(557,606)
Total income		7,135,794
Expenses
Management fee	$ 3,474,978
Transfer agent fees	1,708,499
Accounting and security lending fees	282,007
Non-interested trustees' compensation	1,529
Custodian fees and expenses	870,235
Registration fees	53,575
Audit	69,782
Legal	11,456
Interest	11,638
Miscellaneous	145,683
Total expenses before reductions	6,629,382
Expense reductions	(193,415)	6,435,967
Net investment income		699,827
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,998,271
Foreign currency transactions	(1,234,632)	763,639
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,583,658)
Assets and liabilities in foreign currencies	(7,832)	(20,591,490)
Net gain (loss)		(19,827,851)
Net increase (decrease) in net assets resulting from operations		$ (19,128,024)
Other Information Sales charges paid to FDC		$ 334,985
Sales charges - Retained by FDC		$ 334,985
Expense reductions
Directed brokerage arrangements		$ 161,437
Custody credits		7,724
Transfer agent credits		24,254
		$ 193,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 699,827	$ 3,080,027
Net realized gain (loss)	763,639	(46,961,437)
Change in net unrealized appreciation (depreciation)	(20,591,490)	141,289,128
Net increase (decrease) in net assets resulting from operations	(19,128,024)	97,407,718
Share transactions Net proceeds from sales of shares	213,407,205	186,390,654
Cost of shares redeemed	(292,885,323)	(152,695,597)
Net increase (decrease) in net assets resulting from share transactions	(79,478,118)	33,695,057
Redemption fees	658,998	580,285
Total increase (decrease) in net assets	(97,947,144)	131,683,060
Net Assets
Beginning of period	402,392,110	270,709,050
End of period (including undistributed net investment income (loss) of $617,777 and $(864,668), respectively)	$ 304,444,966	$ 402,392,110
Other Information Shares
Sold	18,237,804	21,355,004
Redeemed	(26,333,184)	(18,514,233)
Net increase (decrease)	(8,095,380)	2,840,771

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 6.74	$ 10.35	$ 16.61	$ 15.14
Income from Investment Operations
Net investment income C	.02 D	.07	.09	.15	.12
Net realized and unrealized gain (loss)	(.68)	2.53	(3.47)	(6.17)	1.60
Total from investment operations	(.66)	2.60	(3.38)	(6.02)	1.72
Less Distributions
From net investment income	-	-	(.08)	(.13)	(.18)
In excess of net investment income	-	-	(.15)	(.12)	(.09)
Total distributions	-	-	(.23)	(.25)	(.27)
Redemption fees added to paid in capital	.02	.01	-	.01	.02
Net asset value, end of period	$ 8.71	$ 9.35	$ 6.74	$ 10.35	$ 16.61
Total Return A, B	(6.84)%	38.72%	(33.23)%	(36.74)%	11.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 304,445	$ 402,392	$ 270,709	$ 499,168	$ 1,263,164
Ratio of expenses to average net assets	1.39%	1.45%	1.59%	1.36%	1.30%
Ratio of expenses to average net assets after expense reductions	1.35% E	1.42% E	1.56% E	1.35% E	1.29% E
Ratio of net investment income to average net assets	.15%	.90%	1.01%	.89%	.74%
Portfolio turnover rate	100%	94%	87%	69%	77%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge

C Net investment income per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend from BOE Limited which amounted to $.02 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. Total returns do not include the effect of the 3.00% sales load which was eliminated as of March 1, 2000.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	8.51%	108.24%	230.84%
MSCI Europe	1.16%	108.88%	246.90%
European Region Funds Average	12.53%	102.14%	210.00%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2000, the index included over 435 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	8.51%	15.80%	12.71%
MSCI Europe	1.16%	15.87%	13.25%
European Region Funds Average	12.53%	14.93%	11.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $33,084 - a 230.84% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $34,690 - a 246.90% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Europe
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Thierry Serero,
Portfolio Manager
of Fidelity Europe Fund

Q. How did the fund perform, Thierry?

A. For the 12 months ending October 31, 2000, the fund returned 8.51%, while the Morgan Stanley Capital International Europe Index returned 1.16%. Meanwhile, the European region funds average, as tracked by Lipper Inc., returned 12.53%.

Q. What factors influenced the performance of European stock markets during the past 12 months?

A. Stock markets advanced strongly between October 1999 and February 2000, led by demand for technology, media and telecommunications (TMT) stocks. However, in the spring, investors began to doubt that fundamentals justified the high valuations of TMT companies. Investor sentiment also was affected by the high prices that winning telecommunications companies agreed to pay at government auctions for third-generation mobile phone licenses. These factors resulted in a shift in focus toward more-defensive "old economy" stocks. Market volatility since April prevented European markets from making much headway. In the U.K., a smaller proportion of the market is made up of TMT stocks than in continental Europe. Therefore, the U.K. market declined during the 12 months through the end of October as it failed to fully participate in the strong advance around the start of the year, while also suffering from the subsequent volatility. In general, returns in Europe for U.S.-based investors were adversely affected by the weakening of the euro and British sterling. The currencies depreciated by 19% and 13%, respectively, against the dollar.

Q. The fund outperformed its benchmark index but trailed its peer group. Why?

A. Up to March 2000, the fund benefited from its bias toward growth stocks when compared with the benchmark index. My investment style favors growth rather than value, and that contributed significantly to performance during the period. Since the spring, the fund performed in line with the benchmark index. Relative to the peer group, the fund underperformed during the first six months because, on average, the group was more aggressively positioned in TMT stocks. The fund outperformed during the second half, however, because it was more defensively positioned compared to its peers.

Q. Which fund holdings performed particularly well?

A. Kudelski, a maker of a card access system for pay TV, was the largest single contributor to relative performance, closely followed by Marschollek, a German financial services company that focuses on young professional clients. Other contributors included Synthes-Stratec, a manufacturer of orthopedic devices for trauma patients, and Luxottica, an Italian maker of frames and lenses for spectacles and sunglasses with a range of well-known brand names, including Ray-Ban.

Q. Were there any disappointments?

A. The fund's largest holding, U.K. mobile phone operator Vodafone Group, detracted from performance. Vodafone's share price was affected by concerns about the integration of its takeover target, Mannesmann, and about the high bids Vodafone and other telecommunication companies put in for third-generation mobile phone licenses in the U.K. and other European countries. Relative performance also was hurt by the fund's lack of exposure to some large pharmaceutical companies, such as SmithKline Beecham and Glaxo Wellcome, which benefited from investors' interest in more-defensive stocks in the period since March.

Q. What's your outlook for the European market?

A. Stock market volatility has persisted in Europe and the U.K. for much of this year. One result of this volatility is that investors appear to be focusing more on the underlying strength of businesses, which I view as positive. While the short-term outlook for Europe's stock markets remains uncertain, over the medium term a number of factors are likely to be positive for equities. Economic expansion and continued restructuring should improve the outlook for corporate profits. Merger and acquisition activity is continuing. Furthermore, the economic background in Europe remains favorable, although there are some indications that Europe's expansion may have peaked. I'm finding a number of attractive investment opportunities among smaller and medium-sized companies in particular, and I believe that the stock picking environment has improved compared with the beginning of 2000.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of European issuers

Fund number: 301

Trading symbol: FIEUX

Start date: October 1, 1986

Size: as of October 31, 2000, more than $1.4 billion

Manager: Thierry Serero, since 1998; manager, several funds for Fidelity International Limited, since 1994; research analyst, Fidelity International Services Limited, 1991-1994; joined Fidelity in 1991

3

Annual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
United Kingdom	26.9%
Germany	13.6%
France	12.5%
Switzerland	10.7%
Italy	8.5%
Sweden	7.8%
United States of America	6.6%
Netherlands	4.3%
Spain	2.7%
Other	6.4%

As of April 30, 2000
United Kingdom	32.7%
France	16.0%
Germany	10.7%
Switzerland	8.8%
Sweden	6.4%
United States of America	5.8%
Finland	5.4%
Italy	4.2%
Netherlands	3.2%
Other	6.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.5	92.8
Bonds	1.1	4.1
Short-Term Investments and Net Other Assets	1.4	3.1
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Cellular)	5.0	4.2
Marschollek Lautenschlaeger und Partner AG (Germany, Insurance)	3.7	3.2
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	3.4	2.7
Kudelski SA (Switzerland, Electronic Instruments)	2.9	2.0
VoiceStream Wireless Corp. (United States of America, Cellular)	2.9	0.0
Bayer AG (Germany, Chemicals & Plastics)	2.7	0.0
BP Amoco PLC (United Kingdom, Oil & Gas)	2.4	3.4
Novartis AG (Reg.) (Switzerland, Drugs & Pharmaceuticals)	2.3	1.6
Luxottica Group Spa sponsored ADR (Italy, Household Products)	2.3	0.9
TotalFinaElf SA Class B (France, Oil & Gas)	2.2	3.0
	29.8	21.0
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	20.5	22.0
Technology	20.3	19.8
Utilities	11.5	13.6
Energy	7.3	9.8
Nondurables	6.5	2.8
Health	6.4	4.5
Construction & Real Estate	5.9	4.7
Retail & Wholesale	5.5	3.4
Media & Leisure	4.4	4.9
Services	3.7	3.6

Annual Report

Europe

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.4%
	Shares	Value (Note 1)
Belgium - 0.5%
Integrated Production & Test Engineering (IPTE)	77,200	$ 1,866,219
Telindus Group NV	193,805	3,791,764
Telindus Group NV (strip VVPR) (a)	28,500	242
Ubizen NV (a)(e)	62,800	1,308,629
TOTAL BELGIUM		6,966,854
Denmark - 0.1%
William Demant Holding AS	27,100	1,298,537
Finland - 2.0%
Elisa Communications Corp. (A Shares)	171,306	4,754,728
Nokia AB	540,600	23,110,649
TOTAL FINLAND		27,865,377
France - 12.1%
Activcard SA (a)	329,100	8,408,505
ALTEN (a)	2,200	271,514
BNP Paribas SA	172,513	14,877,190
Business Objects SA (a)	369,300	28,525,027
Business Objects SA sponsored ADR (a)	30,000	2,363,906
CEGID SA	7,795	624,919
Dassault Systemes SA	208,745	15,919,871
L'Oreal SA (a)	182,100	13,910,983
Neopost SA (a)	382,664	7,343,846
Oberthur Card Systems (a)	309,243	6,273,402
Sodexho Alliance SA	5,700	892,641
Technip SA	117,600	15,052,687
TotalFinaElf SA Class B	216,227	30,974,517
TRANSGENE SA sponsored ADR (a)(d)	366,500	3,115,250
Unibail	179,008	23,854,892
Usinor	56,100	611,887
TOTAL FRANCE		173,021,037
Germany - 8.3%
ACG AG	19,520	1,027,252
Articon Integralis AG (a)	23,100	1,548,975
Bayer AG	877,600	38,101,987
Bewag AG Series A	248,500	2,383,473
Brokat AG (a)	316,480	14,105,668
Dresdner Bank AG	728,100	30,344,354
Intershop Communications AG (a)	297,020	13,109,750
Karstadt Quelle AG	478,940	15,634,924
Telegate AG (a)	40,600	2,498,443
TOTAL GERMANY		118,754,826
Greece - 0.2%
Antenna TV SA sponsored ADR (a)	156,000	3,081,000
Ireland - 2.1%
Allied Irish Banks PLC	761,400	7,755,316
Bank of Ireland, Inc.	558,100	4,301,335
Irish Life & Permanent PLC	1,548,747	15,525,148

	Shares	Value (Note 1)
IWP International PLC (United Kingdom) (Reg.)	568,270	$ 782,630
Riverdeep Group PLC sponsored ADR	79,500	1,768,875
TOTAL IRELAND		30,133,304
Israel - 0.1%
Card Guard Scientific Survival Ltd.	23,280	1,401,981
Italy - 6.7%
Fila Holding Spa sponsored ADR (a)	576,000	5,220,000
Luxottica Group Spa sponsored ADR	2,242,060	32,369,741
Mediolanum Spa	479,200	7,024,079
Saipem Spa	2,476,200	13,012,235
San Paolo IMI Spa	1,097,070	17,670,319
Unicredito Italiano Spa	3,859,000	19,715,350
TOTAL ITALY		95,011,724
Luxembourg - 0.2%
Stolt Offshore SA (a)	240,800	2,746,965
Netherlands - 4.3%
Buhrmann NV	555,800	15,190,770
Heineken Holding NV (A Shares)	326,450	11,637,812
IHC Caland NV	130,000	5,737,888
Royal Dutch Petroleum Co. (Hague Registry)	487,900	28,969,064
TOTAL NETHERLANDS		61,535,534
Norway - 0.7%
DNB Holding ASA	2,180,010	9,454,843
Poland - 0.3%
Agora SA unit (a)	247,730	4,521,073
Russia - 0.0%
Mobile TeleSystems Ojsc sponsored ADR (a)	20,900	577,363
Spain - 2.7%
Centros Comerciales Carrefour SA	1,364,213	17,288,104
NH Hoteles SA	1,812,560	20,462,062
TOTAL SPAIN		37,750,166
Sweden - 7.8%
Adcore AB (a)	599,400	2,464,273
Industri-Matematik International Corp. (a)	1,078,780	3,371,188
Investor AB (B Shares)	1,042,520	13,765,394
Nobel Biocare AB	344,700	7,758,077
Nordic Baltic Holding AB	2,432,100	18,246,224
OM Gruppen AB	14,400	514,234
Securitas AB (B Shares)	723,981	15,425,423
Tele1 Europe Holding AB (a)	214,400	1,651,375
Telefonaktiebolaget LM Ericsson (B Shares)	3,481,165	48,301,166
TOTAL SWEDEN		111,497,354
Switzerland - 10.7%
Fantastic Corp. (a)	267,570	715,407
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Geberit International AG	13,900	$ 3,325,174
Kudelski SA (a)	30,550	41,129,903
Leica Geosystems AG	4,300	1,220,028
Lindt & Spruengli AG	22,614	10,945,302
Miracle Holding AG	8,028	44,662
Novartis AG (Reg.)	21,758	33,009,216
Richemont Compagnie Financier Class A unit	5,829	16,214,186
Straumann Holding AG	2,140	4,625,257
Tecan Group AG	12,963	13,918,548
Zurich Financial Services Group AG	55,840	27,026,871
TOTAL SWITZERLAND		152,174,554
Turkey - 0.2%
Yapi ve Kredi Bankasi AS (a)	332,572,600	2,876,553
United Kingdom - 26.2%
Amdocs Ltd. (a)	69,100	4,478,544
Axis Shield PLC (a)	827,583	7,786,359
Babcock International Group PLC	2,275,930	3,794,328
Baltimore Technologies PLC (a)	3,201,700	24,623,181
BP Amoco PLC	3,988,057	33,856,962
British Land Co. PLC	4,205,571	25,118,883
Capita Group PLC	1,981,535	15,081,314
Corus Group PLC	4,288,900	3,854,923
E-Capital Investments PLC (a)	8,303,450	592,246
EGG PLC (a)	3,243,800	5,349,136
EGG PLC (e)	442,400	729,533
Energis PLC (a)	2,414,250	20,632,136
Exel PLC	1,853	31,671
Expro International Group PLC	558,000	4,085,110
Granada Compass PLC (a)	2,383,375	20,523,762
Jazztel PLC sponsored ADR	240,600	4,255,613
Misys PLC	245,116	2,551,375
NDS Group PLC sponsored ADR	317,400	23,805,000
Prudential PLC	1,572,813	21,136,592
Regus PLC (a)	516,700	2,346,056
Safeway PLC	7,251,125	30,116,754
Sema Group PLC	450,800	5,685,665
Serco Group PLC	2,068,302	19,039,951
Smith & Nephew PLC	2,958,030	12,135,765
United News & Media PLC	895,120	11,192,278
Vodafone Group PLC	16,709,547	71,119,952
TOTAL UNITED KINGDOM		373,923,089

	Shares	Value (Note 1)
United States of America - 5.2%
Infonet Services Corp. Class B	1,276,370	$ 8,296,405
SCM Microsystems, Inc. (a)	35,500	1,361,984
Synthes-Stratec, Inc.	36,731	23,397,494
VoiceStream Wireless Corp. (a)	310,700	40,857,050
TOTAL UNITED STATES OF AMERICA		73,912,933
TOTAL COMMON STOCKS (Cost $1,194,444,873)	1,288,505,067
Nonconvertible Preferred Stocks - 7.1%

Germany - 5.3%
Marschollek Lautenschlaeger und Partner AG	385,644	52,209,873
ProSieben Sat.1 Media AG (a)	742,708	23,388,231
TOTAL GERMANY		75,598,104
Italy - 1.8%
Alleanza Assicurazioni Spa	1,861,200	14,325,505
Telecom Italia Spa Risp	2,115,900	11,544,533
TOTAL ITALY		25,870,038
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $71,664,643)		101,468,142
Corporate Bonds - 1.1%
Moody's Ratings (unaudited)			Principal Amount (c)
Convertible Bonds - 0.1%
United Kingdom - 0.1%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (f)	-	GBP	1,462,563	1,728,026
Nonconvertible Bonds - 1.0%
France - 0.4%
Eurotunnel Finance Ltd. euro:
0% 4/30/40 (f)	-	EUR	1,355	1,495,161
0% 4/30/40 (f)	-	EUR	3,885	4,286,864
TOTAL FRANCE				5,782,025
United Kingdom - 0.6%
Credit Linked & Structured Securities Ltd. euro:
5.14% 12/31/50 (f)	-	FRF	63,000,000	2,772,708
6.89% 12/31/50 (f)	-	GBP	11,400,000	5,619,037
TOTAL UNITED KINGDOM				8,391,745
TOTAL NONCONVERTIBLE BONDS				14,173,770
TOTAL CORPORATE BONDS (Cost $19,483,754)				15,901,796
Cash Equivalents - 5.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	30,293,573	$ 30,293,573
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	47,830,784	47,830,784
TOTAL CASH EQUIVALENTS (Cost $78,124,357)		78,124,357
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $1,363,717,627)		1,483,999,362
NET OTHER ASSETS - (4.1)%		(58,906,871)
NET ASSETS - 100%		$ 1,425,092,491
Currency Abbreviations
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,038,162 or 0.1% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,104,998,187 and $2,166,594,408, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $46,125,351. The fund received cash collateral of $47,830,784 which was invested in cash equivalents, and U.S. Treasury obligations valued at $1,750,000. Cash collateral includes $560,000 received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $13,396,034. The weighted average interest rate was 5.78%. Interest expense includes $126,820 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,164,400. The weighted average interest rate was 6.18%. Interest expense includes $8,868 paid under the bank borrowing program.

Transactions during the period with companies which are or were affiliates are as follows:
	Purchase	Sales	Dividend	Value
Affiliate	Cost	Cost	Income
TRANSGENE SA sponsored ADR	$ -	$ 642,421	-	$ 3,115,250

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,366,239,037. Net unrealized appreciation aggregated $117,760,325, of which $273,687,048 related to appreciated investment securities and $155,926,723 related to depreciated investment securities.

The fund hereby designates approximately $118,903,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At October 31, 2000, the fund had a capital loss carryforward of approximately $252,000 all of which will expire on October 31, 2006. All of the capital loss carryforward was acquired in the merger of Fidelity Germany Fund and is available to offset future capital gains of the fund to the extent provided by regulations (see Note 11 of the Notes to Financial Statements).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $1,363,717,627) - See accompanying schedule		$ 1,483,999,362
Cash		14,000
Receivable for investments sold		30,299,023
Receivable for fund shares sold		1,622,549
Dividends receivable		2,146,528
Interest receivable		472,739
Redemption fees receivable		119
Other receivables		66,593
Total assets		1,518,620,913
Liabilities
Payable for investments purchased	$ 41,969,598
Payable for fund shares redeemed	2,226,776
Accrued management fee	862,271
Other payables and accrued expenses	638,993
Collateral on securities loaned, at value	47,830,784
Total liabilities		93,528,422
Net Assets		$ 1,425,092,491
Net Assets consist of:
Paid in capital		$ 1,088,156,121
Undistributed net investment income		5,821,770
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		211,074,088
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		120,040,512
Net Assets, for 40,855,070 shares outstanding		$ 1,425,092,491
Net Asset Value, offering price and redemption price per share ($1,425,092,491 ÷ 40,855,070 shares)		$34.88

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 23,527,748
Interest		2,722,343
Security lending		891,625
		27,141,716
Less foreign taxes withheld		(2,996,347)
Total income		24,145,369
Expenses
Management fee Basic fee	$ 10,952,530
Performance adjustment	70,824
Transfer agent fees	3,573,472
Accounting and security lending fees	751,132
Non-interested trustees' compensation	5,956
Custodian fees and expenses	726,686
Registration fees	88,902
Audit	52,222
Legal	23,906
Interest	135,688
Miscellaneous	9,995
Total expenses before reductions	16,391,313
Expense reductions	(475,213)	15,916,100
Net investment income		8,229,269
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $420,893 on sales of investments in affiliated issuers)	213,344,622
Foreign currency transactions	(119,683)	213,224,939
Change in net unrealized appreciation (depreciation) on:
Investment securities	(118,134,639)
Assets and liabilities in foreign currencies	(217,600)	(118,352,239)
Net gain (loss)		94,872,700
Net increase (decrease) in net assets resulting from operations		$ 103,101,969
Other Information Sales charges paid to FDC		$ 325,135
Sales charges - Retained by FDC		$ 324,575
Deferred sales charges withheld by FDC		$ 39,990
Expense reductions
Directed brokerage arrangements		$ 392,080
Custodian credits		10,167
Transfer agent credits		72,966
		$ 475,213

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 8,229,269	$ 11,174,103
Net realized gain (loss)	213,224,939	103,624,552
Change in net unrealized appreciation (depreciation)	(118,352,239)	59,284,576
Net increase (decrease) in net assets resulting from operations	103,101,969	174,083,231
Distributions to shareholders From net investment income	(6,915,223)	(13,415,761)
From net realized gain	(74,504,729)	(107,821,453)
Total distributions	(81,419,952)	(121,237,214)
Share transactions Net proceeds from sales of shares	475,580,031	350,466,714
Net asset value of shares issued in exchange for the net assets of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund (Note 11)	62,774,350	-
Reinvestment of distributions	79,434,126	118,737,898
Cost of shares redeemed	(532,039,104)	(791,339,602)
Net increase (decrease) in net assets resulting from share transactions	85,749,403	(322,134,990)
Redemption fees	258,937	333,409
Total increase (decrease) in net assets	107,690,357	(268,955,564)
Net Assets
Beginning of period	1,317,402,134	1,586,357,698
End of period (including undistributed net investment income of $5,821,770 and $9,182,220, respectively)	$ 1,425,092,491	$ 1,317,402,134
Other Information Shares
Sold	12,610,973	10,550,858
Issued in exchange for the shares of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund (Note 11)	1,625,579	-
Issued in reinvestment of distributions	2,266,303	3,755,163
Redeemed	(14,288,890)	(23,998,640)
Net increase (decrease)	2,213,965	(9,692,619)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 34.09	$ 32.82	$ 31.05	$ 27.12	$ 23.51
Income from Investment Operations
Net investment income C	.20	.25	.39	.44	.30
Net realized and unrealized gain (loss)	2.70	3.54	4.10	5.44	4.23
Total from investment operations	2.90	3.79	4.49	5.88	4.53
Less Distributions
From net investment income	(.18)	(.28)	(.39)	(.24)	(.12)
From net realized gain	(1.94)	(2.25)	(2.35)	(1.73)	(.81)
Total distributions	(2.12)	(2.53)	(2.74)	(1.97)	(.93)
Redemption fees added to paid in capital	.01	.01	.02	.02	.01
Net asset value, end of period	$ 34.88	$ 34.09	$ 32.82	$ 31.05	$ 27.12
Total Return A, B	8.51%	12.18%	15.45%	23.35%	20.14%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425,092	$ 1,317,402	$ 1,586,358	$ 916,108	$ 691,762
Ratio of expenses to average net assets	1.09%	.96%	1.10%	1.19%	1.27%
Ratio of expenses to average net assets after expense reductions	1.05% D	.89% D	1.09% D	1.18% D	1.27%
Ratio of net investment income to average net assets	.54%	.76%	1.15%	1.53%	1.20%
Portfolio turnover rate	144% E	106%	114%	57%	45%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the former one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Total returns do not include the effect of the 3.00% sales load which was eliminated as of March 1, 2000.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	8.19%	119.96%	165.71%
MSCI Europe	1.16%	108.88%	152.27%
European Region Funds Average	12.53%	102.14%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2000, the index included over 435 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	8.19%	17.08%	15.30%
MSCI Europe	1.16%	15.87%	14.43%
European Region Funds Average	12.53%	14.93%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $26,571 - a 165.71% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $25,227 - a 152.27% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Europe Capital Appreciation
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Ian Hart, Portfolio Manager of Fidelity Europe Capital
Appreciation Fund

Q. How did the fund perform, Ian?

A. It did reasonably well. For the 12 months that ended October 31, 2000, the fund returned 8.19%, outperforming the Morgan Stanley Capital International Europe Index, which had a 1.16% return for the same 12-month period. The fund also compares its performance to the European region funds average, as tracked by Lipper Inc., which returned 12.53%.

Q. What were the major factors that influenced this performance?

A. The fund lost some of its earlier gains during the second half of the period. This came as a result of the major downward correction that began in U.S. markets at mid-year and led to downward momentum in Europe and elsewhere. The bubble burst for many of the technology, media and telecommunications (TMT) names that had contributed so greatly to performance in the past couple of years and, by underweighting the fund's exposure to these sectors, it missed some of the downside. The markets remained volatile, and there really were no clear sector themes driving performance. The fund was able to beat the index almost entirely because of favorable stock picking. I found positive company stories in a variety of sectors, including financial services, pharmaceuticals, consumer goods and even in technology. The markets were very unforgiving of companies that missed their earnings projections, so with assistance from Fidelity's European research team based in London, I focused even more intently on owning attractively priced companies that I felt were not going to disappoint on their numbers. The fund lagged the Lipper average, which was more aggressively positioned in the high-growth sectors that drove performance early in the period.

Q. What else did you do to position the fund for this period of market correction and volatility?

A. I became for the most part sector-agnostic and focused on companies that I believed would deliver growth at a reasonable price. However, as mentioned earlier, I did reduce the fund's overall exposure to the TMT sectors, where it previously was overweighted, and I also reduced its positions in the energy sector. At the same time, I increased holdings in the retail and financial services sectors, but did so on the basis of company-specific stories, rather than part of any broad sector themes.

Q. Which individual holdings did the most to help performance during the period?

A. Swatch, the Swiss watch manufacturer, made a strong contribution as the company continued to deliver earnings that exceeded the market's expectations. Nutreco, a Dutch fish farming and animal foods company, also showed surprisingly attractive earnings growth, and its stock price rose as the market began to recognize the company's growth potential. Wella, a German hair care company, was able to benefit from internal improvements that helped drive attractive earnings growth and was rewarded with robust stock price appreciation. Amvescap, a U.K.-based fund manager with significant business in the U.S., also did extremely well as its profitability improved.

Q. What holdings were disappointments - especially in the latter part of the period?

A. The U.K.'s Vodafone Group and Germany's Deutsche Telekom, which I've since sold, were two telecommunications concerns that were caught in the second-half's downdraft. Of course, many of the high-flying stocks in the TMT sectors have come down quite a lot from their recent historical highs. Valuations for many of these companies were quite high, but when the growth assumptions that supported those valuations began to be downgraded, the bubble finally burst. As I said earlier, companies that missed their earnings targets were punished severely.

Q. What's your outlook for the next six months, Ian?

A. Despite the likelihood of continued volatility in the broad market, I think there still are plenty of attractive investment opportunities in Europe. I'll remain focused on bottom-up stock picking, looking for ideas across a wide range of industry sectors. I'm greatly assisted in this task by Fidelity's European research team in London. This invaluable research asset gives me many more feet on the ground in Europe, kicking the tires and providing the necessary due diligence that allows me to both keep on top of existing stocks and generate new stock ideas.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Fund number: 341

Trading symbol: FECAX

Start date: December 21, 1993

Size: as of October 31, 2000, more than $643 million

Manager: Ian Hart, since April 2000; international equity analyst, 1997-2000; European equity analyst in U.K., 1994-1997; joined Fidelity in 1994

3

Annual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
United Kingdom	25.1%
France	21.4%
Netherlands	10.9%
Switzerland	9.3%
Germany	8.7%
Spain	5.6%
Italy	5.6%
Finland	3.8%
United States of America	2.1%
Other	7.5%

As of April 30, 2000
United Kingdom	28.5%
France	20.5%
Germany	10.1%
Netherlands	9.6%
United States of America	7.1%
Switzerland	6.5%
Spain	4.7%
Sweden	3.9%
Finland	3.2%
Other	5.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	94.5
Short-Term Investments and Net Other Assets	1.5	5.5
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Class B (France, Oil & Gas)	5.0	5.2
Vodafone Group PLC (United Kingdom, Cellular)	4.8	5.0
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	3.6	2.3
Nokia AB (Finland, Communications Equipment)	3.3	3.2
Castorama Dubois Investissements SA (France, Retail & Wholesale, Miscellaneous)	3.2	1.1
Zurich Financial Services Group AG (Switzerland, Insurance)	2.5	0.0
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Insurance)	2.3	1.5
Lloyds TSB Group PLC (United Kingdom, Banks)	2.2	0.7
Karstadt Quelle AG (Germany, General Merchandise Stores)	2.0	0.5
Telefonica SA (Spain, Telephone Services)	1.9	1.9
	30.8	21.4
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	25.9	17.0
Utilities	11.7	20.4
Retail & Wholesale	11.0	3.3
Energy	9.3	10.9
Technology	8.5	13.5
Nondurables	7.9	5.9
Health	7.6	7.8
Media & Leisure	4.2	6.0
Industrial Machinery & Equipment	3.4	3.9
Services	3.0	2.3

Annual Report

Europe Capital Appreciation

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
Belgium - 0.5%
KBC Bancassurance Holding NV	72,600	$ 3,007,197
Denmark - 1.7%
Bang & Olufsen Holding AS	73,680	3,597,734
Carlsberg AS Series B	10,200	427,073
Novo-Nordisk AS Series B (a)	31,200	6,620,690
TOTAL DENMARK		10,645,497
Finland - 3.8%
Nokia AB	493,500	21,097,124
UPM-Kymmene Corp.	114,000	3,227,053
TOTAL FINLAND		24,324,177
France - 21.4%
Alcatel SA (RFD) (a)	157,060	9,796,618
Aventis SA (France)	105,797	7,623,996
AXA SA de CV	79,398	10,513,311
BNP Paribas SA	108,100	9,322,336
Castorama Dubois Investissements SA	100,355	20,409,445
Groupe Danone (a)	22,000	3,077,409
ILOG SA sponsored ADR (a)	101,900	3,057,000
Integra SA (a)	178,200	1,444,496
Pernod-Ricard	68,114	3,122,019
Royal Canin SA	34,000	3,073,505
Sanofi-Synthelabo SA	139,800	7,357,059
Societe Generale Class A (a)	51,600	2,930,092
Suez Lyonnaise des Eaux (France)	40,239	6,141,044
Television Francaise 1 SA (a)	41,920	2,287,903
TotalFinaElf SA Class B	224,900	32,216,928
Vivendi Environment (a)	195,600	7,305,112
Vivendi SA	109,943	7,904,172
TOTAL FRANCE		137,582,445
Germany - 8.3%
ACG AG	29,200	1,536,668
Allianz AG (Reg.)	20,071	6,806,840
Deutsche Lufthansa AG (Reg.)	292,300	5,706,398
Douglas Holding AG	67,700	2,016,978
Fresenius Medical Care AG	61,200	4,871,029
Karstadt Quelle AG	392,700	12,819,632
Muenchener Ruckversicherungs-Gesellschaft AG (Reg.)	22,507	7,078,010
Software AG	41,200	2,951,515
United Internet AG (a)	73,000	469,675
Wella AG	233,835	8,891,866
TOTAL GERMANY		53,148,611
Greece - 0.7%
Antenna TV SA sponsored ADR (a)	228,200	4,506,950
Ireland - 0.8%
Irish Life & Permanent PLC	511,100	5,123,434
Israel - 0.3%
Orad Hi-Tech Systems Ltd.	71,800	2,154,365

	Shares	Value (Note 1)
Italy - 5.6%
Alleanza Assicurazioni Spa	796,400	$ 10,522,372
Banca Intesa Spa	1,723,800	7,206,070
Banca Nazionale del Lavoro (BNL)	1,093,100	3,525,728
Saipem Spa	439,400	2,309,012
Telecom Italia Mobile Spa	835,300	7,107,751
Telecom Italia Spa	450,900	5,298,074
TOTAL ITALY		35,969,007
Netherlands - 10.9%
Hunter Douglas NV	83,500	2,395,568
ING Groep NV (Certificaten Van Aandelen)	215,049	14,770,618
Koninklijke Ahold NV	386,130	11,218,785
Koninklijke Philips Electronics NV	70,086	2,754,935
Numico NV	92,300	4,316,768
Nutreco Holding NV	166,900	7,196,568
Oce NV	285,600	4,254,423
Royal Dutch Petroleum Co. (Hague Registry)	390,600	23,191,876
TOTAL NETHERLANDS		70,099,541
Norway - 2.0%
Bergesen dy ASA (A Shares)	143,000	2,847,073
Norsk Hydro AS (a)	111,500	4,427,841
TANDBERG ASA (a)	207,000	5,480,198
TOTAL NORWAY		12,755,112
Spain - 5.6%
Aldeasa SA	59,500	1,126,230
Altadis SA	395,600	5,926,610
Banco Santander Central Hispano SA	1,219,800	11,823,882
Cortefiel SA	172,900	3,103,922
Sogecable SA (a)	76,300	1,865,187
Telefonica SA (a)	652,793	12,450,418
TOTAL SPAIN		36,296,249
Sweden - 1.5%
Tele1 Europe Holding AB (a)	265,300	2,043,423
Telefonaktiebolaget LM Ericsson (B Shares)	569,172	7,897,262
TOTAL SWEDEN		9,940,685
Switzerland - 9.3%
Credit Suisse Group (Reg.)	57,387	10,759,065
Gretag Imaging Holding AG (Reg. D)	10,187	1,830,543
Julius Baer Holding AG	1,474	7,298,248
Nestle SA (Reg.)	2,168	4,492,796
Novartis AG (Reg.)	3,338	5,064,103
PubliGroupe SA (Reg.)	1,067	626,250
The Swatch Group AG (Bearer)	4,986	6,601,769
UBS AG	51,249	7,099,305
Zurich Financial Services Group AG	32,576	15,766,965
TOTAL SWITZERLAND		59,539,044
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 25.1%
3i Group PLC	267,200	$ 6,062,182
Amvescap PLC	375,700	8,387,645
AstraZeneca Group PLC (United Kingdom)	106,000	5,054,875
Barclays PLC	147,500	4,216,742
Boots Co. PLC	1,313,580	10,473,633
British Land Co. PLC	617,552	3,688,492
British Telecommunications PLC	446,500	5,313,347
Cable & Wireless PLC	359,200	5,077,139
Carlton Communications PLC	347,000	2,791,905
Diageo PLC	1,011,500	9,538,747
Lloyds TSB Group PLC	1,366,100	13,902,655
Marconi PLC	177,100	2,233,654
Rank Group PLC Class L	1,006,200	2,494,357
Reuters Group PLC	331,300	6,508,662
SMG PLC	2,117,666	8,288,947
Smith & Nephew PLC	767,900	3,150,426
SmithKline Beecham PLC	655,600	8,547,385
Somerfield PLC	2,954,100	3,297,570
SSL International PLC	765,500	8,905,706
Telewest Communications PLC (a)	1,304,300	2,155,562
Vodafone Group PLC	7,315,791	31,137,811
W.H. Smith PLC	1,147,100	6,734,951
WPP Group PLC	279,500	3,748,018
TOTAL UNITED KINGDOM		161,710,411
United States of America - 0.6%
Jupiter Media Metrix, Inc. (a)	104,600	1,425,175
Scientific-Atlanta, Inc.	35,700	2,443,219
TOTAL UNITED STATES OF AMERICA		3,868,394
TOTAL COMMON STOCKS (Cost $575,913,514)		630,671,119
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
ProSieben Sat.1 Media AG (a) (Cost $3,166,025)	91,600	2,884,528
Cash Equivalents - 4.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	730,964	$ 730,964
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	25,502,695	25,502,695
TOTAL CASH EQUIVALENTS (Cost $26,233,659)		26,233,659
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $605,313,198)		659,789,306
NET OTHER ASSETS - (2.6)%		(16,639,205)
NET ASSETS - 100%		$ 643,150,101
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,241,435,296 and $1,089,683,471, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,335 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $25,039,667. The fund received cash collateral of $25,502,695 which was invested in cash equivalents, and U.S. Treasury obligations valued at $406,722.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $9,495,000. The weighted average interest rate was 6.80%. Interest expense includes $1,793 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,846,250. The weighted average interest rate was 6.87%. Interest expense includes $2,935 paid under the bank borrowing program.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $606,708,312. Net unrealized appreciation aggregated $53,080,994, of which $98,445,456 related to appreciated investment securities and $45,364,462 related to depreciated investment securities.

The fund hereby designates approximately $29,702,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $605,313,198) - See accompanying schedule		$ 659,789,306
Foreign currency held at value (cost $801,667)		801,667
Receivable for investments sold		20,289,979
Receivable for fund shares sold		788,644
Dividends receivable		1,303,964
Interest receivable		87,927
Redemption fees receivable		667
Other receivables		18,103
Total assets		683,080,257
Liabilities
Payable for fund shares redeemed	$ 13,772,376
Accrued management fee	427,323
Other payables and accrued expenses	227,762
Collateral on securities loaned, at value	25,502,695
Total liabilities		39,930,156
Net Assets		$ 643,150,101
Net Assets consist of:
Paid in capital		$ 543,885,302
Undistributed net investment income		4,793,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		40,093,095
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		54,377,984
Net Assets, for 32,851,431 shares outstanding		$ 643,150,101
Net Asset Value, offering price and redemption price per share ($643,150,101 ÷ 32,851,431 shares)		$19.58

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 11,490,512
Interest		2,845,652
Security lending		296,918
		14,633,082
Less foreign taxes withheld		(1,545,423)
Total income		13,087,659
Expenses
Management fee Basic fee	$ 5,511,849
Performance adjustment	111,277
Transfer agent fees	1,687,886
Accounting and security lending fees	417,831
Non-interested trustees' compensation	2,506
Custodian fees and expenses	414,514
Registration fees	68,854
Audit	34,295
Legal	9,906
Interest	4,728
Miscellaneous	1,196
Total expenses before reductions	8,264,842
Expense reductions	(376,045)	7,888,797
Net investment income		5,198,862
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	42,009,206
Foreign currency transactions	(405,871)	41,603,335
Change in net unrealized appreciation (depreciation) on:
Investment securities	(22,759,319)
Assets and liabilities in foreign currencies	(85,840)	(22,845,159)
Net gain (loss)		18,758,176
Net increase (decrease) in net assets resulting from operations		$ 23,957,038
Other Information Sales charges paid to FDC		$ 1,050,752
Sales charges - Retained by FDC		$ 1,050,752
Expense reductions
Directed brokerage arrangements		$ 365,375
Transfer agent credits		10,670
		$ 376,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 5,198,862	$ 4,874,467
Net realized gain (loss)	41,603,335	38,149,941
Change in net unrealized appreciation (depreciation)	(22,845,159)	35,596,084
Net increase (decrease) in net assets resulting from operations	23,957,038	78,620,492
Distributions to shareholders From net investment income	(4,070,674)	-
From net realized gain	(14,717,039)	-
Total distributions	(18,787,713)	-
Share transactions Net proceeds from sales of shares	512,276,940	134,939,446
Reinvestment of distributions	18,063,088	-
Cost of shares redeemed	(367,338,080)	(389,794,618)
Net increase (decrease) in net assets resulting from share transactions	163,001,948	(254,855,172)
Redemption fees	224,285	182,122
Total increase (decrease) in net assets	168,395,558	(176,052,558)
Net Assets
Beginning of period	474,754,543	650,807,101
End of period (including undistributed net investment income of $4,793,720 and $4,567,063, respectively)	$ 643,150,101	$ 474,754,543
Other Information Shares
Sold	24,808,262	7,566,679
Issued in reinvestment of distributions	903,170	-
Redeemed	(18,336,200)	(22,059,597)
Net increase (decrease)	7,375,232	(14,492,918)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 16.28	$ 16.57	$ 14.07	$ 12.08
Income from Investment Operations
Net investment income	.14 C	.15 C	.15 C	.20 C	.22 D
Net realized and unrealized gain (loss)	1.39	2.20	1.79	3.81	2.00
Total from investment operations	1.53	2.35	1.94	4.01	2.22
Less Distributions
From net investment income	(.13)	-	(.17)	(.23)	(.23)
From net realized gain	(.47)	-	(2.08)	(1.29)	-
Total distributions	(.60)	-	(2.25)	(1.52)	(.23)
Redemption fees added to paid in capital	.01	.01	.02	.01	-
Net asset value, end of period	$ 19.58	$ 18.64	$ 16.28	$ 16.57	$ 14.07
Total Return A, B	8.19%	14.50%	13.65%	31.57%	18.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 643,150	$ 474,755	$ 650,807	$ 372,049	$ 170,192
Ratio of expenses to average net assets	1.09%	1.07%	1.12%	1.10%	1.33%
Ratio of expenses to average net assets after expense reductions	1.04% E	.97% E	1.08% E	1.07% E	1.30% E
Ratio of net investment income to average net assets	.68%	.86%	.89%	1.33%	1.66%
Portfolio turnover rate	156%	150%	179%	189%	155%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the former one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	-4.35%	76.01%	125.91%
Fidelity Japan (incl. 3.00% sales charge)	-7.21%	70.73%	119.13%
TOPIX	-15.16%	-4.84%	20.99%
Japanese Funds Average	-16.10%	19.81%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	-4.35%	11.97%	10.54%
Fidelity Japan (incl. 3.00% sales charge)	-7.21%	11.29%	10.13%
TOPIX	-15.16%	-0.99%	2.37%
Japanese Funds Average	-16.10%	2.92%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $21,913 - a 119.13% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $12,099 - a 20.99% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Japan
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders:
Yoko Ishibashi became
Portfolio Manager of
Fidelity Japan Fund on
June 16, 2000.

Q. How did the fund perform, Yoko?

A. The fund had a small negative return, although it outperformed its benchmarks by substantial margins. For the 12 months that ended October 31, 2000, the fund returned -4.35%, well ahead of the Tokyo Stock Exchange Index (TOPIX) and the Japanese funds average tracked by Lipper Inc., which returned -15.16% and -16.10%, respectively.

Q. What factors affected the fund's returns?

A. It was a volatile period, with a strong rally in the first four and one-half months that culminated in a sharp correction, especially among market-leading sectors such as technology and telecommunications. During the rally, the fund's strong stock selection and overweighted positions in the favored sectors enabled it to outperform the index and the average. When the markets corrected from March through May, the fund maintained its overweighted exposure to technology, hurting relative performance. After May a broadening of earnings growth across a variety of sectors triggered numerous rotations among defensive, cyclical and new economy stocks. Since taking over management of the fund in June, I maintained the overweighting in selected technology-related businesses, including optical component makers and electronic material producers. This strategy contributed to the outperformance of the fund during that time.

Q. What is your management philosophy?

A. I try to invest in companies offering strong earnings growth at reasonable valuations. I do not, as a rule, invest in companies whose earnings growth is driven only by the economic cycle or by cost-cutting. I want to see sustainable earnings growth resulting from competitive products or services and profit-oriented, return-driven management. The key to finding this kind of company is to get the earnings estimates right. Fidelity analysts and fund managers in Tokyo work closely with their colleagues in Boston, London and Hong Kong to maximize the added value of bottom-up research in each region. My strategy as a fund manager is to translate that research into performance by identifying and investing in shares that I believe are undervalued relative to their future earnings.

Q. What stocks did well for the fund?

A. Furukawa Electric, mentioned in the report to shareholders six months ago, again topped the list of stocks that helped performance. The company has expertise in WDM (wave division multiplexing) - a technology that increases the capacity of the fiber-optic networks used to accommodate the explosive growth in Internet usage worldwide. In addition, the company continued to make progress in restructuring its lower-growth business lines. Another solid performer, Konami, transformed itself from a developer of consumer game software, susceptible to the timing of hardware launches and game cycles, to a more diversified, first-class entertainment company with multiple profit engines. At the same time, the company's growing presence in overseas markets contributed to Konami's strong performance.

Q. What stocks detracted from the fund's performance?

A. One detractor was NTT DoCoMo. Earlier in the year the fund carried an underweighted position in DoCoMo on concerns over high valuations and increasing competitive pressures. DoCoMo's expansion overseas, the possibility of new equity issuance and a period of increasing uncertainty about telecom stocks in general also factored into that decision. Later in the period I overweighted the position, picking up shares at lower prices. NEC also hurt the fund's performance. The stock declined in recent months because of worries about a downturn in semiconductor demand. However, I maintained the position in the belief that the company's competitive edges in its information technology solution and network businesses would drive strong earnings growth over the medium to long term.

Q. What's your outlook, Yoko?

A. Although the Japanese economy is still fragile, I continue to see many positive changes at the company level. Restructuring is no longer focused on merely trying to cut costs in existing businesses, but increasingly involves comprehensive, strategic rethinking of a company's business portfolio. I will continue to carefully screen which companies are able to deliver sustained improvement in shareholder value and which are lagging behind in their proposed restructuring strategies. In this environment, I think individual stock selection based on thorough company research will continue to be the key to investment success in the Japanese market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3 .

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Fund number: 350

Trading symbol: FJPNX

Start date: September 15, 1992

Size: as of October 31, 2000, more than $623 million

Manager: Yoko Ishibashi, since June 2000; analyst, various industries, 1994-2000; joined Fidelity in 1994

3

Annual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Japan	98.9%
United States of America	1.1%

As of April 30, 2000
Japan	95.1%
United States of America	4.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	95.1
Short-Term Investments and Net Other Assets	1.1	4.9
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Konami Co. Ltd. (Computer Services & Software)	5.4	0.3
NTT DoCoMo, Inc. (Cellular)	5.2	6.4
Furukawa Electric Co. Ltd. (Electrical Equipment)	4.7	3.0
Takeda Chemical Industries Ltd. (Drugs & Pharmaceuticals)	4.1	2.6
Toyota Motor Corp. (Autos, Tires, & Accessories)	3.6	4.2
Toyoda Gosei Co. Ltd. (Autos, Tires, & Accessories)	3.3	1.4
Nissan Motor Co. Ltd. (Autos, Tires, & Accessories)	2.8	0.0
NGK Spark Plug Co. Ltd. (Autos, Tires, & Accessories)	2.8	0.0
Stanley Electric Co. Ltd. (Electrical Equipment)	2.6	0.0
NEC Corp. (Communications Equipment)	2.6	0.7
	37.1	18.6
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	23.1	23.2
Durables	21.2	12.3
Industrial Machinery & Equipment	13.3	9.7
Finance	9.5	9.1
Utilities	7.9	12.4
Construction & Real Estate	5.9	2.0
Health	5.3	8.3
Basic Industries	4.9	5.7
Retail & Wholesale	4.5	2.3
Media & Leisure	1.7	4.3

Annual Report

Japan

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 4.9%
Chemicals & Plastics - 4.5%
Asahi Chemical Industry Co. Ltd. (a)	136,000	$ 842,599
Hitachi Chemical Co. Ltd.	568,500	14,276,327
JSR Corp.	116,000	776,098
Nissan Chemical Industries Co. Ltd.	704,000	5,194,025
Shin-Etsu Chemical Co. Ltd.	156,000	6,405,279
Zeon Corp.	103,000	446,513
		27,940,841
Metals & Mining - 0.4%
Mitsubishi Materials Corp.	887,000	2,609,541
TOTAL BASIC INDUSTRIES		30,550,382
CONSTRUCTION & REAL ESTATE - 5.9%
Building Materials - 4.2%
Nippon Paint Co. Ltd.	817,000	2,411,090
Nippon Sheet Glass Co. Ltd.	945,000	14,377,234
Sumitomo Osaka Cement Co. Ltd.	1,324,000	5,642,563
Toto Ltd.	505,000	3,832,279
		26,263,166
Construction - 0.4%
HUNET, Inc.	329,000	2,774,081
Real Estate - 1.3%
Mitsubishi Estate Co. Ltd. (a)	574,000	6,102,466
Mitsui Fudosan Co. Ltd.	140,000	1,696,270
		7,798,736
TOTAL CONSTRUCTION & REAL ESTATE		36,835,983
DURABLES - 21.2%
Autos, Tires, & Accessories - 14.6%
Denso Corp.	472,000	10,771,515
Fuji Heavy Industries Ltd.	210,000	1,462,744
Honda Motor Co. Ltd. (a)	19,000	657,281
NGK Spark Plug Co. Ltd.	1,135,000	17,465,540
Nissan Motor Co. Ltd. (a)	2,524,000	17,668,000
Toyoda Gosei Co. Ltd.	339,000	20,754,468
Toyota Motor Corp.	559,800	22,369,426
		91,148,974
Consumer Durables - 0.6%
Asahi Techno Glass Corp.	495,000	3,946,934
Consumer Electronics - 6.0%
Funai Electric Co. Ltd.	10,200	770,305
Pioneer Corp.	263,000	8,147,191
Sanyo Electric Co. Ltd.	1,836,000	13,966,456
Sony Corp.	172,600	14,325,800
		37,209,752
TOTAL DURABLES		132,305,660

	Shares	Value (Note 1)
FINANCE - 9.5%
Banks - 5.8%
Bank of Tokyo-Mitsubishi Ltd.	208,000	$ 2,495,390
Mitsubishi Trust & Banking Corp.	140,000	1,135,551
Mizuho Holdings, Inc.	1,856	14,271,689
Sakura Bank Ltd.	1,313,000	9,566,814
Sanwa Bank Ltd.	137,000	1,217,945
Sumitomo Bank Ltd.	262,000	3,181,652
The Suruga Bank Ltd.	314,000	4,310,989
		36,180,030
Credit & Other Finance - 0.4%
ORIX Corp.	21,000	2,203,739
Securities Industry - 3.3%
Daiwa Securities Group, Inc.	907,000	10,050,069
Nomura Securities Co. Ltd.	506,000	10,735,863
		20,785,932
TOTAL FINANCE		59,169,701
HEALTH - 5.3%
Drugs & Pharmaceuticals - 4.8%
Takeda Chemical Industries Ltd.	384,000	25,304,372
Yamanouchi Pharmaceutical Co. Ltd.	103,000	4,663,367
		29,967,739
Medical Equipment & Supplies - 0.5%
Hoya Corp.	34,800	2,876,877
TOTAL HEALTH		32,844,616
INDUSTRIAL MACHINERY & EQUIPMENT - 13.3%
Electrical Equipment - 12.1%
Furukawa Electric Co. Ltd.	1,102,000	28,986,711
Hitachi Cable Ltd.	841,000	9,912,254
Murata Manufacturing Co. Ltd.	15,900	1,903,162
Omron Corp.	508,000	12,524,242
Stanley Electric Co. Ltd.	1,573,000	16,290,808
Sumitomo Electric Industries Ltd.	143,000	2,640,867
Yokogawa Electric Corp.	399,000	3,130,272
		75,388,316
Industrial Machinery & Equipment - 1.2%
SMC Corp.	10,500	1,485,840
THK Co. Ltd.	186,300	4,610,118
Union Tool Co. (a)	22,800	1,567,226
		7,663,184
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		83,051,500
MEDIA & LEISURE - 1.7%
Leisure Durables & Toys - 1.7%
Bandai Co. Ltd.	175,200	5,780,589
Nintendo Co. Ltd.	28,200	4,665,109
		10,445,698
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 1.6%
Beverages - 0.5%
Ito En Ltd.	43,300	$ 3,115,251
Foods - 1.1%
Ajinomoto Co., Inc.	61,000	682,064
Meiji Seika Kaisha Ltd. (a)	1,101,000	6,407,616
		7,089,680
TOTAL NONDURABLES		10,204,931
RETAIL & WHOLESALE - 4.5%
Apparel Stores - 1.7%
Fast Retailing Co. Ltd.	38,200	9,400,330
Shimamura Co. Ltd.	7,200	546,384
World Co. Ltd.	19,100	710,714
		10,657,428
General Merchandise Stores - 0.7%
Ryohin Keikaku Co. Ltd.	13,400	680,378
Seven Eleven Japan Co. Ltd.	53,000	3,448,813
		4,129,191
Retail & Wholesale, Miscellaneous - 2.1%
Macnica, Inc.	10,000	1,131,885
Yamada Denki Co. Ltd.	137,700	12,115,480
		13,247,365
TOTAL RETAIL & WHOLESALE		28,033,984
TECHNOLOGY - 23.1%
Communications Equipment - 2.6%
NEC Corp.	838,000	15,975,071
Computer Services & Software - 6.3%
Capcom Co. Ltd.	122,500	4,737,879
Fujitsu Ltd.	17,000	302,887
Konami Co. Ltd.	399,400	33,676,844
Net One Systems Co. Ltd.	23	682,980
		39,400,590
Computers & Office Equipment - 4.3%
Canon, Inc.	120,000	4,867,500
Oki Electric Industry Co. Ltd. (a)	2,148,000	12,776,574
Ricoh Co. Ltd.	578,000	8,899,643
Softbank Corp.	8,500	510,265
		27,053,982
Electronic Instruments - 3.2%
Anritsu Corp.	576,000	12,669,783
Tokyo Seimitsu Co. Ltd.	99,600	7,028,870
		19,698,653
Electronics - 6.3%
Hirose Electric Co. Ltd.	5,200	600,495
Kyocera Corp.	89,700	11,997,375
Mitsubishi Electric Corp.	1,783,000	12,811,585
Mitsumi Electric Co. Ltd.	175,000	5,773,990

	Shares	Value (Note 1)
Nichicon Corp.	31,000	$ 553,744
Nidec Copal Corp.	89,000	1,336,101
Nidec Corp.	9,800	600,880
Nitto Denko Corp.	17,200	581,688
Rohm Co. Ltd.	5,200	1,311,081
Seikoh Giken Co. Ltd.	12,300	3,934,287
		39,501,226
Photographic Equipment - 0.4%
Konica Corp. (a)	315,000	2,433,737
TOTAL TECHNOLOGY		144,063,259
UTILITIES - 7.9%
Cellular - 7.0%
NTT DoCoMo, Inc.	1,310	32,296,766
NTT DoCoMo, Inc. (c)	472	11,636,697
		43,933,463
Telephone Services - 0.9%
DDI Corp.	238	1,116,818
Japan Telecom Co. Ltd.	34	685,547
Nippon Telegraph & Telephone Corp.	401	3,649,464
		5,451,829
TOTAL UTILITIES		49,385,292
TOTAL COMMON STOCKS (Cost $511,283,319)		616,891,006
Cash Equivalents - 9.8%

Fidelity Cash Central Fund, 6.61% (b)	6,236,080	6,236,080
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	55,030,581	55,030,581
TOTAL CASH EQUIVALENTS (Cost $61,266,661)		61,266,661
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $572,549,980)		678,157,667
NET OTHER ASSETS - (8.7)%		(54,207,606)
NET ASSETS - 100%		$ 623,950,061
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,636,697 or 1.9% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,092,566,588 and $1,327,942,721.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $44,303 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $50,967,289. The fund received cash collateral of $55,030,581 which was invested in cash equivalents and U.S. Treasury Obligations valued at $279,109. Cash collateral includes $1,007,000 received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,334,867. The weighted average interest rate was 6.34%. Interest expense includes $27,300 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,399,600. The weighted average interest rate was 6.04%. Interest expense includes $3,694 paid under the bank borrowing program.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $574,254,317. Net unrealized appreciation aggregated $103,903,350, of which $147,772,575 related to appreciated investment securities and $43,869,225 related to depreciated investment securities.

The fund hereby designates approximately $39,124,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $572,549,980) - See accompanying schedule		$ 678,157,667
Receivable for investments sold		12,177,945
Receivable for fund shares sold		575,822
Dividends receivable		1,075,687
Interest receivable		63,403
Redemption fees receivable		805
Other receivables		82,971
Total assets		692,134,300
Liabilities
Payable for investments purchased	$ 11,020,168
Payable for fund shares redeemed	1,381,319
Accrued management fee	503,444
Other payables and accrued expenses	248,727
Collateral on securities loaned, at value	55,030,581
Total liabilities		68,184,239
Net Assets		$ 623,950,061
Net Assets consist of:
Paid in capital		$ 368,160,488
Undistributed net investment income		23,182,613
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		127,017,106
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,589,854
Net Assets, for 30,541,165 shares outstanding		$ 623,950,061
Net Asset Value and redemption price per share ($623,950,061 ÷ 30,541,165 shares)		$20.43
Maximum offering price per share (100/97.00 of $20.43)		$21.06

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 3,466,895
Interest		1,671,069
Security lending		641,254
		5,779,218
Less foreign taxes withheld		(519,718)
Total income		5,259,500
Expenses
Management fee Basic fee	$ 6,623,169
Performance adjustment	911,895
Transfer agent fees	2,031,437
Accounting and security lending fees	486,305
Non-interested trustees' compensation	3,230
Custodian fees and expenses	336,588
Registration fees	164,984
Audit	45,965
Legal	15,402
Interest	30,994
Miscellaneous	1,552
Total expenses before reductions	10,651,521
Expense reductions	(123,054)	10,528,467
Net investment income (loss)		(5,268,967)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	207,957,567
Foreign currency transactions	(199,763)	207,757,804
Change in net unrealized appreciation (depreciation) on:
Investment securities	(206,823,287)
Assets and liabilities in foreign currencies	9,787	(206,813,500)
Net gain (loss)		944,304
Net increase (decrease) in net assets resulting from operations		$ (4,324,663)
Other Information Sales charges paid to FDC		$ 1,748,864
Sales charges - Retained by FDC		$ 1,748,363
Expense reductions
Directed brokerage arrangements		$ 107,698
Custodian credits		106
Transfer agent credits		15,250
		$ 123,054

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income (loss)	$ (5,268,967)	$ (2,120,158)
Net realized gain (loss)	207,757,804	63,006,754
Change in net unrealized appreciation (depreciation)	(206,813,500)	308,966,890
Net increase (decrease) in net assets resulting from operations	(4,324,663)	369,853,486
Distributions to shareholders From net investment income	(13,253,040)	-
In excess of net investment income	(7,139,053)	(833,682)
Total distributions	(20,392,093)	(833,682)
Share transactions Net proceeds from sales of shares	541,936,015	547,523,917
Reinvestment of distributions	19,730,662	804,286
Cost of shares redeemed	(806,715,842)	(292,716,488)
Net increase (decrease) in net assets resulting from share transactions	(245,049,165)	255,611,715
Redemption fees	2,474,935	1,215,013
Total increase (decrease) in net assets	(267,290,986)	625,846,532
Net Assets
Beginning of period	891,241,047	265,394,515
End of period (including undistributed net investment income of $23,182,613 and $13,253,040, respectively)	$ 623,950,061	$ 891,241,047
Other Information Shares
Sold	22,194,873	34,652,174
Issued in reinvestment of distributions	825,192	73,856
Redeemed	(33,425,489)	(20,092,286)
Net increase (decrease)	(10,405,424)	14,633,744

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 21.77	$ 10.09	$ 11.10	$ 11.68	$ 12.08
Income from Investment Operations
Net investment income (loss) C	(.14)	(.07)	(.04)	(.06)	(.02)
Net realized and unrealized gain (loss)	(.81) E	11.74	(.81)	(.55)	(.40)
Total from investment operations	(.95)	11.67	(.85)	(.61)	(.42)
Less Distributions
From net investment income	(.30)	-	-	-	-
In excess of net investment income	(.16)	(.03)	(.18)	(.01)	-
Total distributions	(.46)	(.03)	(.18)	(.01)	-
Redemption fees added to paid in capital	.07	.04	.02	.04	.02
Net asset value, end of period	$ 20.43	$ 21.77	$ 10.09	$ 11.10	$ 11.68
Total Return A, B	(4.35)%	116.35%	(7.52)%	(4.89)%	(3.31)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 623,950	$ 891,241	$ 265,395	$ 255,555	$ 290,495
Ratio of expenses to average net assets	1.17%	1.24%	1.49%	1.42%	1.15%
Ratio of expenses to average net assets after expense reductions	1.16% D	1.23% D	1.48% D	1.40% D	1.14% D
Ratio of net investment income (loss) to average net assets	(.58)%	(.47)%	(.37)%	(.54)%	(.12)%
Portfolio turnover rate	124%	79%	62%	70%	83%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Japan Smaller Companies	-30.24%	44.38%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-32.33%	40.05%
TOPIX Second Section	-24.39%	2.74%
Japanese Funds Average	-16.10%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Japan Smaller Companies	-30.24%	7.62%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-32.33%	6.96%
TOPIX Second Section	-24.39%	0.54%
Japanese Funds Average	-16.10%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $14,005 - a 40.05% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Second Section Stock Price Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,274 - a 2.74% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Japan Smaller Companies
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Kenichi Mizushita, Portfolio Manager of Fidelity Japan Smaller Companies Fund

Q. How did the fund perform, Kenichi?

A. For the 12 months that ended October 31, 2000, the fund returned -30.24%. By comparison, the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) returned -24.39%, and the Japanese funds average as monitored by Lipper Inc. returned -16.10% for the same time period.

Q. Why did the fund underperform the TOPIX index and its peer group?

A. Following the NASDAQ correction in the U.S. in March, Japanese small-cap stocks took a severe tumble. Japanese Internet stocks - with high valuations like their counterparts in the U.S. - were hit particularly hard. Throughout the latter part of the period, the Japanese stock market was more susceptible to the fluctuations of the U.S. stock market, particularly by the price volatility of high-tech stocks. The fund, which had increased its focus in the technology sector, was hurt more than the index or its counterparts. The fund also was underweighted in telecommunications stocks, which generally performed well during the early stages of the 12-month period, further hurting the fund's relative performance.

Q. What was your strategy in this difficult environment?

A. I continued to focus on finding companies with good medium- to long-term growth potential. Early in the year, I took profits from high-valuation technology stocks, buying more reasonably priced issues in the sector. I also shifted away from cyclical semiconductor companies into cellular handset-related companies, because I believed they had good long-term growth potential. I added optical-related companies within the cable and wire sector, expecting greater investment to be made in the overall information technology infrastructure. I also increased the fund's exposure to manufacturing companies. Although these strategies all helped the fund's performance, they could not offset the negative effect of the drop in technology stock prices.

Q. Which stocks performed well?

A. Oracle Japan performed well, benefiting from the growth in demand for its Internet database products. The company also was helped by its move to the Tokyo Stock Exchange First Section from the OTC exchange. Since Oracle accounts for nearly two percent of the Exchange, index-type funds must hold it in their portfolios, and this boosted demand for the stock. I sold the stock to lock in profits. Toyoda Gosei saw tremendous growth from its blue LED production. The LED market expanded rapidly due to an increase in the demand for lights for cellular phone handsets and for high-brightness blue LEDs. Yamada Denki, the fastest-growing retailer of home appliances, also did well. The company steadily expanded its number of stores and increased market share, while continuing to maintain the highest efficiency rates in the industry.

Q. Which stocks detracted from the fund's performance?

A. Q'Sai, Japan's top maker and distributor of a popular vegetable juice, expanded rapidly by increasing its sales force but, facing a shortage of key ingredients, used other vegetables in its juice. Consumer and investor confidence in the product declined, leading to a significant drop in the company's share price. Hikari Tsushin, a wholesaler of cellular handsets, profited from commissions by mobile telephone carriers. However, the company's rapid expansion led to problems with its distribution channels and, after missing its earnings targets, Hikari's share price declined significantly. I sold Q'Sai and Hikari Tsushin. Cosmetics company Fancl grew successfully through its mail order business. Following its initial public offering, the company expanded into such distribution channels as convenience stores and its own retail shops. However, an increase in competition and problems with new product launches led to a slowdown in the company's underlying profit growth, which hurt its stock price.

Q. What's your outlook?

A. The Japanese stock market's current valuation level is near the lows of 1998 - rather close to the level where the market previously began to show a significant recovery. If we factor in the current levels of potential profit growth, the Japanese market is very attractively valued now. I believe that corporate profits will continue to improve and lead to a gradual recovery in the Japanese economy. In the future, I see some very good opportunities to buy low-valuation companies for the fund. I will continue to pursue my strategy of finding and selecting successful companies, one at a time, regardless of industry or sector trends.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3 .

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers with smaller market capitalizations

Fund number: 360

Trading symbol: FJSCX

Start date: November 1, 1995

Size: as of October 31, 2000, more than $559 million

Manager: Kenichi Mizushita, since 1996; manager, several Fidelity Investments Japan, Limited and institutional funds; joined Fidelity in 1985

3

Annual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Japan	98.6%
United States of America	1.4%

As of April 30, 2000
Japan	98.2%
United States of America	1.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	98.2
Short-Term Investments and Net Other Assets	1.4	1.8
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Toyoda Gosei Co. Ltd. (Autos, Tires, & Accessories)	5.0	3.4
Hogy Medical Co. (Medical Equipment & Supplies)	5.0	3.4
Yamada Denki Co. Ltd. (Retail & Wholesale, Miscellaneous)	4.4	2.7
Cosel Co. Ltd. (Electronic Instruments)	4.2	3.1
Sumida Corp. (Electronics)	3.0	2.0
Misumi Corp. (Industrial Machinery & Equipment)	2.9	2.9
Fujimi, Inc. (Building Materials)	2.7	2.1
Japan Medical Dynamic Marketing, Inc. (Medical Equipment & Supplies)	2.6	1.1
Tokyo Denpa Co. Ltd. (Electronics)	2.4	2.7
Nitto Kohki Co. Ltd. (Industrial Machinery & Equipment)	2.4	1.2
	34.6	24.6
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	23.2	26.2
Industrial Machinery & Equipment	22.2	15.4
Durables	11.0	12.2
Retail & Wholesale	10.7	15.3
Health	7.9	4.8
Construction & Real Estate	5.8	4.2
Media & Leisure	4.4	5.8
Basic Industries	4.3	0.0
Nondurables	4.1	7.4
Finance	2.4	1.1

Annual Report

Japan Smaller Companies

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.0%
Ship Building & Repair - 0.0%
Mitsui Engineering & Shipbuilding Co. (a)	40,000	$ 40,693
BASIC INDUSTRIES - 4.3%
Chemicals & Plastics - 1.8%
Enplas Corp.	200,000	8,450,188
Fujimori Kogyo Co. Ltd.	2,000	12,840
Hagihara Industries, Inc.	10,000	72,404
Nippon Sanso KK	400,000	1,459,078
		9,994,510
Iron & Steel - 0.2%
Hakudo Co. Ltd.	78,000	1,115,205
Metals & Mining - 1.9%
Fujikura Ltd.	1,089,000	9,601,485
Hitachi Powdered Metal	150,000	1,362,387
		10,963,872
Paper & Forest Products - 0.4%
Nippon Paper Industries Co. Ltd.	382,000	2,177,656
TOTAL BASIC INDUSTRIES		24,251,243
CONSTRUCTION & REAL ESTATE - 5.8%
Building Materials - 5.8%
Arc Land Sakamoto Co. Ltd.	650,000	7,744,478
Fujimi, Inc.	480,000	15,177,344
Hitachi Metals Techno Ltd.	265,000	1,279,947
Nippon Electric Glass Co. Ltd.	353,000	8,217,579
		32,419,348
DURABLES - 11.0%
Autos, Tires, & Accessories - 6.9%
Jac Holdings Co. Ltd.	65,200	1,260,856
NGK Spark Plug Co. Ltd.	326,000	5,016,534
Nissin Kogyo Co. Ltd.	25,000	412,428
Ohashi Technica, Inc.	210,000	3,849,326
Toyoda Gosei Co. Ltd.	460,000	28,162,408
		38,701,552
Consumer Durables - 0.7%
Sammy Corp.	176,600	3,722,665
Consumer Electronics - 3.2%
Funai Electric Co. Ltd.	154,000	11,630,098
Ono Sangyo Co. Ltd.	42,000	284,850
Sony Corp.	64,000	5,312,000
Tohoku Pioneer Corp.	20,000	714,875
		17,941,823
Home Furnishings - 0.2%
Takano Co. Ltd.	100,000	1,218,953
TOTAL DURABLES		61,584,993

	Shares	Value (Note 1)
FINANCE - 2.4%
Banks - 0.9%
Tokyo Tomin Bank Ltd.	173,000	$ 4,835,946
Credit & Other Finance - 0.3%
JAFCO Co. Ltd.	16,000	1,701,036
Venture Link Co. Ltd.	1,000	57,740
		1,758,776
Securities Industry - 1.2%
F&M Co. Ltd.	221	6,684,080
TOTAL FINANCE		13,278,802
HEALTH - 7.9%
Drugs & Pharmaceuticals - 0.3%
JCR Pharmaceuticals Co. Ltd.	294,000	1,832,279
Medical Equipment & Supplies - 7.6%
Hogy Medical Co.	434,000	27,843,461
Japan Medical Dynamic Marketing, Inc.	429,500	14,210,384
Nakanishi, Inc.	8,000	137,109
		42,190,954
TOTAL HEALTH		44,023,233
INDUSTRIAL MACHINERY & EQUIPMENT - 22.2%
Electrical Equipment - 7.3%
Furukawa Electric Co. Ltd.	300,000	7,891,119
Hakuto Co. Ltd.	355,000	7,841,170
Idec Izumi Corp.	1,050,500	10,157,433
Juki Corp.	1,750,000	6,142,883
NGK Insulators Ltd.	600,000	7,946,110
Nichiden Corp.	34,000	470,534
USC Corp.	45,000	519,659
		40,968,908
Industrial Machinery & Equipment - 14.9%
Chiyoda Integre Co. Ltd.	70,000	898,176
CKD Corp.	870,000	6,362,937
Iuchi Seieido Co. Ltd.	131,000	1,884,979
Kitagawa Seiki Co. Ltd.	140,000	622,308
Mars Engineering Corp.	40,000	1,363,761
Misumi Corp.	192,000	16,312,346
Naito & Co. Ltd.	30,800	254,902
Nissei Plastic Industrial Co. Ltd.	104,000	905,508
Nitto Kohki Co. Ltd.	521,000	13,369,994
Star Micronics Co. Ltd.	716,000	9,416,736
THK Co. Ltd.	402,000	9,947,759
Toba, Inc.	59,000	465,576
Tsubaki Nakashima Co. Ltd.	868,000	10,874,860
Union Tool Co. (a)	156,000	10,723,124
		83,402,966
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		124,371,874
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - 4.4%
Publishing - 1.9%
Asia Securities Printing Co. Ltd.	694,000	$ 7,626,304
Takara Printing Co. Ltd.	359,000	3,109,293
		10,735,597
Restaurants - 2.5%
Anrakutei Co. Ltd.	42,000	288,700
Kappa Create Co. Ltd.	375,000	12,200,990
Zensho Co. Ltd.	187,500	1,606,750
		14,096,440
TOTAL MEDIA & LEISURE		24,832,037
NONDURABLES - 4.1%
Foods - 3.0%
Ariake Japan Co. Ltd.	168,400	10,726,606
Bourbon Corp.	108,000	691,889
Rock Field Co. Ltd.	114,500	5,152,553
		16,571,048
Household Products - 1.1%
Fancl Corp.	96,000	6,070,938
TOTAL NONDURABLES		22,641,986
RETAIL & WHOLESALE - 10.7%
Apparel Stores - 0.7%
International Trading Corp.	38,000	1,149,299
Kyoto Kimono Yuzen Co. Ltd.	418	2,451,838
		3,601,137
Drug Stores - 0.0%
Terashima Co. Ltd.	10,000	116,396
General Merchandise Stores - 1.3%
Mitta Co. Ltd.	300,000	6,461,369
Thanks Japan Corp.	46,000	526,991
		6,988,360
Grocery Stores - 0.9%
C Two-Network Co. Ltd.	55,000	3,402,530
C Two-Network Co. Ltd. New	27,500	1,701,265
Ozeki Co. Ltd.	4,000	150,307
		5,254,102
Retail & Wholesale, Miscellaneous - 7.8%
Don Quijote Co. Ltd.	81,500	6,386,445
Macnica, Inc.	23,000	2,603,336
Shaddy Co. Ltd.	641,900	9,942,361
Yamada Denki Co. Ltd.	283,000	24,899,643
		43,831,785
TOTAL RETAIL & WHOLESALE		59,791,780
SERVICES - 2.0%
BellSystem24, Inc.	2,750	987,994

	Shares	Value (Note 1)
H.I.S. Co. Ltd.	14,100	$ 200,302
Kansai Maintenance Corp.	159,000	798,570
NIC Corp.	87,000	1,546,879
Nippon System Development Co. Ltd.	68,000	7,372,743
OZU Corp.	10,000	98,983
TOTAL SERVICES		11,005,471
TECHNOLOGY - 23.2%
Computer Services & Software - 1.0%
Hitachi Information Systems Co. Ltd.	10,000	392,265
Mkc-Stat Corp.	10,000	164,971
NextCom K.K. (a)	3	225,461
Sakura KCS Corp.	37,000	267,556
Trend Micro, Inc. (a)	16,000	1,510,402
USS Co. Ltd.	72,000	2,144,625
XNET Corp.	25	623,224
		5,328,504
Computers & Office Equipment - 3.1%
Fujitsu Support & Service, Inc. (FSAS)	40,000	4,861,149
Melco Inc.	100,000	2,795,344
Oki Electric Industry Co. Ltd. (a)	878,000	5,222,455
Pulstec Industrial Co. Ltd.	25,000	448,401
Sotec Co. Ltd. (a)	300	4,179,269
		17,506,618
Electronic Instruments - 7.4%
Anritsu Corp.	100,000	2,199,615
Cosel Co. Ltd.	725,000	23,389,241
Nagano Keiki Co. Ltd.	220,000	4,335,075
Tamron Co. Ltd.	100,000	925,671
Tokyo Seimitsu Co. Ltd.	146,000	10,303,364
Unipulse Corp.	23,000	548,071
		41,701,037
Electronics - 11.3%
Citizen Electronics Co. Ltd.	96,300	7,016,635
Daito Electron Co. Ltd.	71,000	1,952,158
Koa Corp.	105,000	2,357,712
Kyocera Corp.	34,000	4,547,500
Nidec Corp.	109,000	6,683,256
Nippon Ceramic Co. Ltd.	100,000	1,650,628
Nippon Foundry, Inc. (a)	225	2,002,337
Noda Screen Co. Ltd.	50	1,787,187
Sanshin Electronic Co. Ltd.	10,000	59,665
Seikoh Giken Co. Ltd.	6,000	1,919,164
Sumida Corp.	369,000	16,943,360
Techno Quartz, Inc.	70,000	949,501
TESEC Corp.	60,000	1,622,216
Tokyo Denpa Co. Ltd.	363,500	13,692,467
Vitec Co. Ltd. (a)	10,000	146,641
		63,330,427
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Photographic Equipment - 0.4%
Daito Chemix Corp.	379,000	$ 1,997,296
TOTAL TECHNOLOGY		129,863,882
TRANSPORTATION - 0.6%
Air Transportation - 0.6%
Skymark Airlines Co. Ltd. (a)	2,286	3,561,727
TOTAL COMMON STOCKS (Cost $444,317,530)		551,667,069
Cash Equivalents - 11.5%

Fidelity Cash Central Fund, 6.61% (b)	9,609,705	9,609,705
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	54,644,865	54,644,865
TOTAL CASH EQUIVALENTS (Cost $64,254,570)		64,254,570
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $508,572,100)		615,921,639
NET OTHER ASSETS - (10.1)%		(56,344,440)
NET ASSETS - 100%		$ 559,577,199
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $480,293,313 and $1,355,606,874, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $64,711 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $51,228,695. The fund received cash collateral of $54,644,865 which was invested in cash equivalents. Cash collateral includes $530,250 received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $18,821,918. The weighted average interest rate was 5.98%. Interest expense includes $153,328 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,164,286. The weighted average interest rate was 6.81%. Interest expense includes $4,188 paid under the bank borrowing program.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Kappa Create Co. Ltd.	$ 164,266	$ 737,320	$ 46,659	$ -
Tokyo Denpa Co. Ltd.	2,580,694	2,800,988	83,615	-
TOTALS	$ 2,744,960	$ 3,538,308	$ 130,274	$ -
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $508,973,118. Net unrealized appreciation aggregated $106,948,521, of which $163,183,978 related to appreciated investment securities and $56,235,457 related to depreciated investment securities.

The fund hereby designates approximately $58,920,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $508,572,100) - See accompanying schedule		$ 615,921,639
Foreign currency held at value (cost $1,818)		1,826
Receivable for investments sold		4,844,427
Receivable for fund shares sold		1,338,991
Dividends receivable		1,021,715
Interest receivable		53,029
Redemption fees receivable		580
Other receivables		56,066
Total assets		623,238,273
Liabilities
Payable for investments purchased	$ 5,552,001
Payable for fund shares redeemed	2,760,875
Accrued management fee	385,471
Other payables and accrued expenses	317,862
Collateral on securities loaned, at value	54,644,865
Total liabilities		63,661,074
Net Assets		$ 559,577,199
Net Assets consist of:
Paid in capital		$ 157,870,584
Distributions in excess of net investment income		(655,391)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		295,027,013
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		107,334,993
Net Assets, for 39,269,939 shares outstanding		$ 559,577,199
Net Asset Value and redemption price per share ($559,577,199 ÷ 39,269,939 shares)		$14.25
Maximum offering price per share (100/97.00 of $14.25)		$14.69

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends (including $130,274 received from affiliated issuers)		$ 4,122,700
Interest		1,780,731
Security lending		873,222
		6,776,653
Less foreign taxes withheld		(618,463)
Total income		6,158,190
Expenses
Management fee	$ 9,181,763
Transfer agent fees	2,823,279
Accounting and security lending fees	675,469
Non-interested trustees' compensation	4,198
Custodian fees and expenses	419,701
Registration fees	171,195
Audit	61,395
Legal	29,430
Interest	157,516
Miscellaneous	10,036
Total expenses before reductions	13,533,982
Expense reductions	(131,797)	13,402,185
Net investment income (loss)		(7,243,995)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $184,822 on sales of investments in affiliated issuers)	342,128,289
Foreign currency transactions	407,913	342,536,202
Change in net unrealized appreciation (depreciation) on:
Investment securities	(590,123,665)
Assets and liabilities in foreign currencies	(39,491)	(590,163,156)
Net gain (loss)		(247,626,954)
Net increase (decrease) in net assets resulting from operations		$ (254,870,949)
Other Information Sales charges paid to FDC		$ 3,582,851
Sales charges - Retained by FDC		$ 3,580,660
Expense reductions
Directed brokerage arrangements		$ 112,135
Transfer agent credits		19,662
		$ 131,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income (loss)	$ (7,243,995)	$ (1,439,814)
Net realized gain (loss)	342,536,202	28,685,691
Change in net unrealized appreciation (depreciation)	(590,163,156)	699,993,638
Net increase (decrease) in net assets resulting from operations	(254,870,949)	727,239,515
Distributions to shareholders in excess of net investment income	(13,572,554)	-
Share transactions Net proceeds from sales of shares	877,121,325	1,641,046,368
Reinvestment of distributions	13,197,729	-
Cost of shares redeemed	(1,847,897,526)	(694,218,114)
Net increase (decrease) in net assets resulting from share transactions	(957,578,472)	946,828,254
Redemption fees	5,586,856	5,957,410
Total increase (decrease) in net assets	(1,220,435,119)	1,680,025,179
Net Assets
Beginning of period	1,780,012,318	99,987,139
End of period (including distributions in excess of net investment income of $655,391 and $1,879,427, respectively)	$ 559,577,199	$ 1,780,012,318
Other Information Shares
Sold	39,903,223	112,923,444
Issued in reinvestment of distributions	575,817	-
Redeemed	(87,766,609)	(43,003,282)
Net increase (decrease)	(47,287,569)	69,920,162

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996 D
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 6.01	$ 6.47	$ 9.13	$ 10.00
Income from Investment Operations
Net investment income (loss) C	(.12)	(.03)	(.01)	(.03)	(.03)
Net realized and unrealized gain (loss)	(6.13)	14.45	(.45)	(2.63)	(.87)
Total from investment operations	(6.25)	14.42	(.46)	(2.66)	(.90)
Less Distributions
In excess of net investment income	(.15)	-	(.01)	(.01)	-
From net realized gain	-	-	-	(.03)	-
Total distributions	(.15)	-	(.01)	(.04)	-
Redemption fees added to paid in capital	.09	.13	.01	.04	.03
Net asset value, end of period	$ 14.25	$ 20.56	$ 6.01	$ 6.47	$ 9.13
Total Return A, B	(30.24)%	242.10%	(6.94)%	(28.80)%	(8.70)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 559,577	$ 1,780,012	$ 99,987	$ 84,274	$ 105,664
Ratio of expenses to average net assets	1.07%	1.07%	1.23%	1.35%	1.34%
Ratio of expenses to average net assets after expense reductions	1.06% E	1.07%	1.23%	1.34% E	1.34%
Ratio of net investment income (loss) to average net assets	(.57)%	(.22)%	(.20)%	(.46)%	(.32)%
Portfolio turnover rate	39%	39%	39%	101%	66%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D For the period November 1, 1995 (commencement of operations) to October 31, 1996.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	13.76%	53.28%	50.46%
Fidelity Latin America (incl. 3.00% sales charge)	10.35%	48.69%	45.95%
MSCI EMF - Latin America	14.24%	52.50%	89.77%
Latin American Funds Average	20.19%	47.03%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index - a market capitalization-weighted index of over 140 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 42 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	13.76%	8.92%	5.57%
Fidelity Latin America (incl. 3.00% sales charge)	10.35%	8.26%	5.14%
MSCI EMF - Latin America	14.24%	8.81%	8.87%
Latin American Funds Average	20.19%	7.65%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $14,595 - a 45.95% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free-Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,977 - an 89.77% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Latin America
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with
Patti Satterthwaite,
Portfolio Manager of
Fidelity Latin America Fund

Q. How did the fund perform, Patti?

A. For the 12 months that ended October 31, 2000, the fund returned 13.76%, trailing the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, which returned 14.24%. For the same period, the Latin America funds average tracked by Lipper Inc. returned 20.19%.

Q. What was the investment climate like in Latin America during the past 12 months?

A. Recovery among major Latin American economies progressed, albeit at varying speeds. Mexico was the brightest star in the region, spurred by higher oil prices, strong export growth and rising consumer demand. The country also received an important credit rating upgrade from Moody's Investors Services in March, which was followed by a successful democratic presidential election in July. Mexico pretty much had everything going for it during the 12-month period. Brazil - the largest economy in the Latin American region - directly benefited from Mexico's good fortune, though its recovery was hampered by concerns about inflation and declining confidence in Brazil's currency, the real. Still, Brazil remained an attractive value play due to cheap stock prices. Meanwhile, Argentina struggled to emerge from last year's recession, while Chile enjoyed some economic expansion, though weak consumer spending slowed its recovery efforts. Latin American markets tracked the movements of U.S. stocks for much of the period, albeit with less drama. Telecom and media stocks rose sharply early on, only to reverse course following the end of the global tech rally. Investors flocked to less volatile areas of the market, namely banks, consumer stocks and some utilities. Concerns about interest rates rising further in the U.S., persistently high energy prices and a protracted slowdown in the global economy kept Latin American markets off balance during the second half of the period.

Q. What factors helped shape fund performance during the period?

A. Strong stock picking in Mexico was a big positive for the fund relative to the index. Having ample exposure to banks proved particularly beneficial. Reaching the end of a five-year restructuring period, banks turned their attention to such key business drivers as loan growth, which is critical in a strengthening economy. Investors, drawn to the industry's improving fundamentals, pushed the prices of holdings such as Grupo Financiero BBVA Bancomer and Banacci sharply higher during the period. The fund further benefited from overweighting a handful of media stocks that did well, namely TV Azteca and Grupo Televisa. We also were rewarded for holding a sizable stake in Telefonos de Mexico (Telmex) - the fund's largest holding - which was up more than 28% despite the downside volatility that plagued most telecom stocks worldwide during the latter half of the period. Focusing on the downside, industrial holding company Grupo Carso headed south, which hurt. A major reason why we trailed our Lipper peers is that we owned some "new economy" stocks that detracted from performance, including Impsat Fiber Networks, an emerging telecommunications company with operations throughout the region, and Internet portal El Sitio. Remaining generally market-weighted in Brazil relative to the index, we focused our energy on finding the best names. We had some success with beverage stocks such as Brahma Cervejaria, which merged with another local company in the summer to form the world's third largest brewer - AmBev. Our results in the telecom sector were mixed, although we tended to own more losers than winners. Fixed-line provider Tele Norte Leste helped, while Telesp Celular hurt.

Q. What was your approach to countries other than Mexico and Brazil?

A. I continued to underweight the rest of the region - which represented only about 25% of the index on average during the period - primarily on liquidity concerns. Specifically, I kept the fund underexposed to Chile because I felt that its status as a safe haven had been slightly obscured by Mexico's credit rating upgrade. This strategy paid off for us during the period.

Q. What's your outlook?

A. I'm generally positive overall. I feel that valuations remain extremely attractive relative to the rest of the world, given that economic recovery is expected to lead to stronger earnings growth throughout Latin America. Despite positive fundamentals, however, stocks in the region remain extremely vulnerable to global market volatility and further deceleration in the U.S. economy.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2000, 26% of the fund's total assets were invested in telephone service companies, which accounted for approximately 23% of the Latin American market as of October 31, 2000, as represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Free - Latin America Index.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3 .3

Fund Facts

Goal: seeks high total investment return

Fund number: 349

Trading symbol: FLATX

Start date: April 19, 1993

Size: as of October 31, 2000, more than $297 million

Manager: Patti Satterthwaite, since inception; manager, Fidelity Emerging Markets Fund, since April 2000; Fidelity Advisor Latin America Fund, since 1998; joined Fidelity in 1986

Annual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Mexico	44.1%
Brazil	39.7%
Chile	4.5%
Argentina	3.4%
United States of America	3.0%
Venezuela	1.8%
Panama	1.4%
Luxembourg	0.9%
Peru	0.7%
Other	0.5%

As of April 30, 2000
Mexico	43.8%
Brazil	35.1%
Chile	4.9%
Peru	4.4%
United States of America	3.1%
Venezuela	2.9%
Argentina	2.7%
Panama	1.3%
Luxembourg	0.9%
Other	0.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.1
Short-Term Investments and Net Other Assets	2.3	1.9
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Telephone Services)	16.6	18.3
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	7.1	4.2
Wal-Mart de Mexico SA de CV Series C (Mexico, General Merchandise Stores)	6.6	6.1
Petrobras SA (PN) (Brazil, Oil & Gas)	6.0	5.0
Grupo Televisa SA de CV sponsored GDR (Mexico, Broadcasting)	5.3	5.4
Telesp Celular Participacoes SA ADR (Brazil, Cellular)	5.1	4.8
Banacci SA de CV Series O (Mexico, Banks)	5.0	2.8
TV Azteca SA de CV sponsored ADR (Mexico, Broadcasting)	4.1	2.7
Tele Norte Leste Participacoes SA ADR (Brazil, Telephone Services)	3.5	2.8
Banco Itau SA (Brazil, Banks)	3.1	1.7
	62.4	53.8
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Utilities	33.6	38.8
Nondurables	15.5	13.3
Finance	12.6	9.6
Media & Leisure	10.7	9.7
Retail & Wholesale	10.1	7.7
Energy	7.8	6.9
Basic Industries	5.9	8.4
Precious Metals	0.7	2.1
Holding Companies	0.4	0.5
Construction & Real Estate	0.3	0.6

Annual Report

Latin America

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
Argentina - 3.4%
Inversiones y Representacions SA sponsored GDR (a)	27,997	$ 582,688
Perez Companc SA sponsored ADR	369,754	5,315,214
Telecom Argentina Stet-France Telecom SA sponsored ADR Class B	249,700	4,291,719
TOTAL ARGENTINA		10,189,621
Brazil - 39.7%
Banco Bradesco SA (PN)	967,646,000	6,009,591
Banco Itau SA	118,392,000	9,253,269
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	125,500	4,470,938
Companhia de Bebidas das Americas (AmBev) (a)	589,135	117,827
Companhia de Bebidas das Americas (AmBev):
warrants 4/30/03 (a)	1,895,770	399,109
sponsored ADR	936,426	21,128,112
Companhia Siderurgica Nacional ADR	85,900	2,378,356
Companhia Vale do Rio Doce (PN-A)	333,200	7,716,211
Compania Cimento Portland Itau (PN)	2,500,000	400,000
Compania Energertica Minas Gerais	166,929,329	2,546,112
Embratel Participacoes SA ADR	418,600	6,776,088
Encorpar Redito e Participa SA (a)	11,465,310	28,965
Perdigao SA (PN)	158,507	1,101,207
Petrobras SA (PN)	673,970	17,952,432
Souza Cruz Industria Comerico	392,500	1,917,053
Tele Norte Leste Participacoes SA ADR	474,208	10,491,852
Telesp Celular Participacoes SA ADR	482,200	15,249,575
Uniao de Bancos Brasileiros SA (Unibanco) GDR	102,000	2,575,500
Votorantim Celulose e Papel SA (PN Reg.)	223,992,499	7,521,432
TOTAL BRAZIL		118,033,629
British Virgin Islands - 0.1%
El Sitio, Inc.	49,200	164,513
Chile - 4.5%
Banco Santander Chile sponsored ADR	112,200	1,507,688
Banco Santiago SA sponsored ADR	98,700	1,949,325
Distribucion Y Servicio D&S SA sponsored ADR	327,100	5,846,913

	Shares	Value (Note 1)
Embotelladora Andina sponsored ADR Class A	175,900	$ 2,110,800
Vina Concha Stet y Toro SA sponsored ADR	53,200	2,041,550
TOTAL CHILE		13,456,276
Colombia - 0.4%
Suramericana de Inversiones SA	1,761,400	1,071,512
Luxembourg - 0.9%
Quilmes Industrial SA sponsored ADR	322,900	2,663,925
Mexico - 44.1%
Banacci SA de CV Series O (a)	9,570,000	14,862,330
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	378,588	1,701,341
Fomento Economico Mexicano SA de CV sponsored ADR	92,400	3,528,525
Grupo Carso SA de CV Series A1 (a)	1,964,100	6,116,965
Grupo Financiero BBVA Bancomer SA de CV (GFB) (a)	1,675,700	1,036,750
Grupo Iusacell SA de CV sponsored ADR (a)	459,700	5,976,100
Grupo Modelo SA de CV Series C	305,200	814,951
Grupo Televisa SA de CV sponsored GDR	293,100	15,864,038
Telefonos de Mexico SA de CV Series L sponsored ADR	916,800	49,449,896
TV Azteca SA de CV sponsored ADR	979,800	12,247,500
Wal-Mart de Mexico SA de CV Series C (a)	8,640,200	19,549,598
TOTAL MEXICO		131,147,994
Panama - 1.4%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	24,700	619,044
Panamerican Beverages, Inc. Class A	217,000	3,580,500
TOTAL PANAMA		4,199,544
Peru - 0.7%
Compania de Minas Buenaventura SA:
Series B	232,618	1,511,884
Series B sponsored ADR	54,300	699,113
TOTAL PERU		2,210,997
United States of America - 0.7%
Impsat Fiber Networks, Inc.	175,800	2,109,600
Venezuela - 1.8%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	279,000	5,301,000
TOTAL COMMON STOCKS (Cost $233,956,760)		290,548,611
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount	Value (Note 1)
Brazil - 0.0%
Companhia Vale do Rio Doce 0% 11/19/01 (Cost $0)	-	BRL	290,000	$ 0
Cash Equivalents - 6.9%
	Shares
Fidelity Cash Central Fund, 6.61% (b)	3,920,106	3,920,106
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	16,460,100	16,460,100
TOTAL CASH EQUIVALENTS (Cost $20,380,206)		20,380,206
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $254,336,966)		310,928,817
NET OTHER ASSETS - (4.6)%		(13,664,245)
NET ASSETS - 100%		$ 297,264,572
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $177,607,694 and $228,427,636, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $16,411,669. The fund received cash collateral of $16,460,100 which was invested in cash equivalents.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $254,414,805. Net unrealized appreciation aggregated $56,514,012, of which $95,302,161 related to appreciated investment securities and $38,788,149 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $108,322,000 of which $36,899,000, $37,615,000, $22,657,000 and $11,151,000 will expire on October 31, 2003, 2004, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $254,336,966) - See accompanying schedule		$ 310,928,817
Receivable for investments sold		4,599,171
Receivable for fund shares sold		89,919
Dividends receivable		535,216
Interest receivable		25,461
Redemption fees receivable		61
Other receivables		7,895
Total assets		316,186,540
Liabilities
Payable for investments purchased	$ 1,467,790
Payable for fund shares redeemed	616,126
Accrued management fee	177,804
Other payables and accrued expenses	200,148
Collateral on securities loaned, at value	16,460,100
Total liabilities		18,921,968
Net Assets		$ 297,264,572
Net Assets consist of:
Paid in capital		$ 348,633,159
Undistributed net investment income		470,807
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(108,393,984)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,554,590
Net Assets, for 21,431,277 shares outstanding		$ 297,264,572
Net Asset Value and redemption price per share ($297,264,572 ÷ 21,431,277 shares)		$13.87
Maximum offering price per share (100/97.00 of $13.87)		$14.30

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 5,819,100
Interest		544,798
Security lending		161,352
		6,525,250
Less foreign taxes withheld		(479,990)
Total income		6,045,260
Expenses
Management fee	$ 2,639,528
Transfer agent fees	1,101,668
Accounting and security lending fees	219,168
Non-interested trustees' compensation	1,641
Custodian fees and expenses	259,809
Registration fees	38,546
Audit	58,256
Legal	6,068
Foreign tax expense	198,047
Reports to shareholders	26,156
Miscellaneous	405
Total expenses before reductions	4,549,292
Expense reductions	(93,563)	4,455,729
Net investment income		1,589,531
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(10,364,974)
Foreign currency transactions	(394,978)	(10,759,952)
Change in net unrealized appreciation (depreciation) on:
Investment securities	56,622,782
Assets and liabilities in foreign currencies	230,382	56,853,164
Net gain (loss)		46,093,212
Net increase (decrease) in net assets resulting from operations		$ 47,682,743
Other Information Sales charges paid to FDC		$ 283,593
Sales charges - Retained by FDC		$ 283,593
Expense reductions
Directed brokerage arrangements		$ 84,941
Custodian credits		3,477
Transfer agent credits		5,145
		$ 93,563

Annual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 1,589,531	$ 5,099,283
Net realized gain (loss)	(10,759,952)	(23,809,899)
Change in net unrealized appreciation (depreciation)	56,853,164	59,451,166
Net increase (decrease) in net assets resulting from operations	47,682,743	40,740,550
Distributions to shareholders from net investment income	(3,622,710)	(7,666,729)
Share transactions Net proceeds from sales of shares	112,558,413	152,034,795
Reinvestment of distributions	3,485,627	7,377,095
Cost of shares redeemed	(170,586,236)	(218,494,512)
Net increase (decrease) in net assets resulting from share transactions	(54,542,196)	(59,082,622)
Redemption fees	410,300	1,105,692
Total increase (decrease) in net assets	(10,071,863)	(24,903,109)
Net Assets
Beginning of period	307,336,435	332,239,544
End of period (including undistributed net investment income of $470,807 and $2,896,477, respectively)	$ 297,264,572	$ 307,336,435
Other Information Shares
Sold	7,397,655	12,312,091
Issued in reinvestment of distributions	239,890	701,738
Redeemed	(11,177,420)	(19,009,646)
Net increase (decrease)	(3,539,875)	(5,995,817)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.31	$ 10.73	$ 15.51	$ 12.59	$ 9.75
Income from Investment Operations
Net investment income	.07 C	.18 C	.22 C, D	.20 C	.22
Net realized and unrealized gain (loss)	1.61	1.61	(4.81)	2.92	2.72
Total from investment operations	1.68	1.79	(4.59)	3.12	2.94
Less Distributions from net investment income	(.14)	(.25)	(.20)	(.23)	(.12)
Redemption fees added to paid in capital	.02	.04	.01	.03	.02
Net asset value, end of period	$ 13.87	$ 12.31	$ 10.73	$ 15.51	$ 12.59
Total Return A, B	13.76%	17.46%	(30.01)%	25.42%	30.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 297,265	$ 307,336	$ 332,240	$ 808,542	$ 557,889
Ratio of expenses to average net assets	1.25%	1.32%	1.34%	1.30%	1.32%
Ratio of expenses to average net assets after expense reductions	1.23% E	1.30% E	1.33% E	1.29% E	1.32%
Ratio of net investment income to average net assets	.44%	1.55%	1.49%	1.19%	1.48%
Portfolio turnover rate	51%	49%	31%	64%	70%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Annual Report

Nordic
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Nordic	23.21%	204.91%
Fidelity Nordic (incl. 3.00% sales charge)	19.52%	195.76%
FT/S&P-Actuaries World Nordic	16.86%	191.33%
European Region Funds Average	12.53%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 95 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 151 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Nordic	23.21%	24.96%
Fidelity Nordic (incl. 3.00% sales charge)	19.52%	24.20%
FT/S&P-Actuaries World Nordic	16.86%	23.83%
European Region Funds Average	12.53%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $29,576 - a 195.76% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,133 - a 191.33% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Nordic
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Trygve Toraasen,
Portfolio Manager
of Fidelity Nordic Fund

Q. How did the fund perform, Trygve?

A. For the 12 months that ended October 31, 2000, the fund returned 23.21%. This topped the 16.86% return of the FT/S&P-Actuaries World Nordic Index during the same period as well as the 12.53% return of the European region funds average, as tracked by Lipper Inc.

Q. What factors helped the fund beat both its index and its peers during the period?

A. The majority of the fund's outperformance came during the first six months of the period when TMT stocks - those in the technology, media and telecommunications areas - performed exceptionally well. However, when the U.S. technology market corrected in April, TMT stocks - many of which had valuations that were hard to justify - followed suit. This resulted in a very difficult environment for telecommunications stocks, and the fund's stakes in Nokia and Ericsson declined. The fund did benefit from selective stock picking within the TMT group, as well as from good stock selection within the banking sector. Several of the fund's investments in Denmark also performed well.

Q. Finance and health stocks accounted for almost one-third of the fund's investments at the end of the period. How did these groups do?

A. Banks were a pleasant story. I increased the fund's exposure to this group early in the period, mostly because I felt interest rates were peaking, valuations were attractive and the potential for solid earnings growth was strong. The fund's investments in Nordic Baltic Holding and Svenska Handelsbanken generated good returns. Swedish life insurance company Skandia Foersaekrings also performed well, as the company benefited from increased demand for savings vehicles such as variable annuity plans and mutual funds. On the health side, several of the fund's pharmaceutical stocks did well, most notably Denmark's Novo-Nordisk.

Q. You increased the fund's exposure to Denmark during the period? Why?

A. Actually, much of that bump came from pure stock appreciation. The fund's best performer for the period was Vestas Wind Systems, a company that makes wind turbines. GN Store Nordic - a technology conglomerate involved in cellular and optical networking equipment - also performed well. When I'm looking at a stock, I look first and foremost at its individual characteristics. I don't pay a lot of attention to the region in which that company is based.

Q. Which other stocks performed well? Which were disappointing?

A. Eltek, a Norwegian company that makes power supplies for mobile communications devices, was a very strong performer, as was Tandberg, a Norwegian firm specializing in videoconferencing. In terms of disappointments, Nokia was hurt both by weaker-than-expected earnings results and the troubles in the telecom sector. Another disappointment was cruise line operator Royal Caribbean, which fell on concerns over decreased consumer spending and increased competition.

Q. What's your outlook?

A. I think we may just have to get used to volatility for awhile. TMT stocks will most likely continue to move in tandem with U.S. technology stocks. Of course, the flip side to increased volatility is that it puts a premium on thorough research and good stock picking, the two main drivers behind the fund's performance at the end of every day. I'll continue to search all over Scandinavia for the best individual stories I can find.

Note to shareholders: The Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2000, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3 .

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden

Fund number: 342

Trading symbol: FNORX

Start date: November 1, 1995

Size: as of October 31, 2000, more than $200 million

Manager: Trygve Toraasen, since 1998; associate portfolio manager, Fidelity Nordic Fund, 1997-1998; research analyst, 1994-1998; joined Fidelity in 1994

3

Annual Report

Nordic

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Sweden	38.3%
Denmark	25.2%
Finland	19.6%
Norway	13.1%
United States of America	3.1%
Luxembourg	0.7%

As of April 30, 2000
Sweden	45.2%
Finland	25.2%
Denmark	15.0%
Norway	9.0%
United States of America	5.3%
Luxembourg	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	95.9
Short-Term Investments and Net Other Assets	0.4	4.1
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia AB (Finland, Communications Equipment)	12.0	14.3
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	6.9	11.5
Vestas Wind Systems AS (Denmark, Industrial Machinery & Equipment)	5.1	2.6
Nordic Baltic Holding AB (Sweden, Banks)	4.8	1.6
Novo-Nordisk AS Series B (Denmark, Drugs & Pharmaceuticals)	3.6	1.6
Svenska Handelsbanken AB (A Shares) (Sweden, Banks)	3.5	2.1
Skandia Foersaekrings AB (Sweden, Insurance)	3.1	4.8
TANDBERG ASA (Norway, Communications Equipment)	3.0	1.4
William Demant Holding AS (Denmark, Medical Equipment & Supplies)	2.7	0.5
GN Store Nordic AS (Denmark, Communications Equipment)	2.6	2.2
	47.3	42.6
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	33.2	36.6
Finance	21.4	15.6
Health	8.4	3.3
Services	8.3	5.3
Industrial Machinery & Equipment	7.5	6.1
Utilities	7.0	10.6
Basic Industries	4.5	6.3
Energy	2.7	1.2
Media & Leisure	2.4	2.2
Nondurables	1.5	1.1

Annual Report

Nordic

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
Denmark - 25.2%
2M Invest AS (a)	90,000	$ 1,458,030
Bang & Olufsen Holding AS	21,200	1,035,179
Coloplast AS (B Shares)	60,000	2,669,633
Danske Bank AS	19,600	2,839,851
GN Store Nordic AS	269,700	5,230,769
Group 4 Falck AS	28,860	3,523,026
ISS AS (a)	33,500	2,063,832
Kobenhaven Lufthave AS	3,300	252,246
NEG Micon AS (a)	66,700	3,462,366
Novo-Nordisk AS Series B (a)	33,689	7,148,859
RTX Telecom AS	15,800	666,952
Sydbank AS	21,730	793,315
Tele Danmark AS Series B	82,400	3,901,315
Vestas Wind Systems AS	188,000	10,187,958
William Demant Holding AS	112,800	5,404,980
TOTAL DENMARK		50,638,311
Finland - 19.6%
Aldata Solutions Oyj (a)	133,000	936,990
Amer Group PLC (A Shares)	57,800	1,285,389
Comptel Oyj	63,200	874,400
Elisa Communications Corp. (A Shares)	71,347	1,980,290
Keski-Suomen Puhelin Oyj (KSP) (A Shares)	66,500	553,163
Nokia AB	561,800	24,016,947
Novo Group Oyj	96,500	318,627
Okobank (A Shares)	23,180	267,583
Pohjola Group Insurance Corp. (B Shares)	12,400	450,580
Sampo Insurance Co. Ltd. (A Shares)	11,210	456,722
Sonera Corp.	111,100	2,448,072
Stora Enso Oyj (R Shares)	147,170	1,511,507
Teleste Oyj	37,300	1,108,108
TJ Group Oyj (a)	31,400	53,838
UPM-Kymmene Corp.	108,500	3,071,362
TOTAL FINLAND		39,333,578
Luxembourg - 0.7%
Metro International SA Swedish Depository Receipt:
(A Shares) (a)	16,230	167,219
(B Shares) (a)	37,870	458,365
Stolt Offshore SA (a)	62,600	714,120
TOTAL LUXEMBOURG		1,339,704
Norway - 13.1%
DNB Holding ASA	901,900	3,911,598
Eltek ASA	63,200	2,373,741
Orkla-Borregaard AS	169,300	3,051,846
Petroleum Geo-Services ASA (a)	74,800	1,030,392
ProSafe ASA (a)	107,000	1,704,262

	Shares	Value (Note 1)
Schibsted AS (B Shares)	40,900	$ 620,631
Smedvig ASA (A Shares)	142,200	1,331,403
Sparebanken NOR (primary shares certificates)	23,400	591,799
TANDBERG ASA (a)	226,700	6,001,743
TANDBERG Television ASA (a)	134,400	1,359,621
TGS Nopec Geophysical Co. ASA (a)	109,300	1,388,011
VMETRO ASA	259,400	3,014,981
TOTAL NORWAY		26,380,028
Sweden - 38.3%
Assa Abloy AB (B Shares)	149,692	2,755,159
Enlight Interactive AB (a)	37,300	179,094
Europolitan Holdings AB	175,200	1,577,273
Forenings Sparbanken AB (A Shares)	172,175	2,471,453
Gunnebo AB	46,500	469,791
HQ.SE Holding AB	79,100	221,546
Industrial & Financial Systems AB (IFS) (a)	74,400	584,215
International Business Systems AB (IBS) (B Shares) (a)	133,700	256,781
Investor AB (B Shares)	213,700	2,821,687
JM AB (B Shares)	10,200	232,630
LGP Telecom Holding AB	89,200	2,230,669
Micronic Laser Systems AB (a)	92,900	2,769,251
Modern Times Group AB (MTG) (B Shares) (a)	54,100	1,379,964
Munters AB	50,850	717,200
Munters AB (c)	8,300	117,065
Netcom AB (B Shares) (a)	47,300	2,219,036
Netwise AB (B Shares) (a)	33,700	117,985
Nobel Biocare AB	56,320	1,267,580
Nordic Baltic Holding AB	1,273,000	9,550,365
Observer AB (B Shares)	164,576	2,156,593
OM Gruppen AB	116,500	4,160,298
POOLiA AB (B Shares) (c)	7,800	327,698
Proffice AB (B Shares)	51,900	1,713,214
Q-Medical AB (a)	26,900	470,891
Readsoft AB (B Shares) (a)	284,100	1,875,623
Resco AB (B Shares) (a)	22,100	24,096
Securitas AB (B Shares)	183,100	3,901,200
Skandia Foersaekrings AB	369,100	6,258,122
Skanska AB (B Shares)	23,500	930,879
Svenska Cellulosa AB (SCA) (B Shares)	24,400	500,350
Svenska Handelsbanken AB (A Shares)	448,896	7,049,782
SwitchCore AB (a)	42,750	211,676
Tele1 Europe Holding AB (a)	77,400	596,159
Telefonaktiebolaget LM Ericsson (B Shares)	1,002,400	13,908,300
Telelogic AB (a)	70,000	462,139
Teligent AB (a)	34,100	385,446
TV 4 AB (A Shares)	2,300	69,941
TOTAL SWEDEN		76,941,151
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 2.7%
InFocus Corp. (a)	43,000	$ 1,900,063
Pharmacia Corp. unit	26,894	1,444,641
Royal Caribbean Cruises Ltd.	100,900	2,171,761
TOTAL UNITED STATES OF AMERICA		5,516,465
TOTAL COMMON STOCKS (Cost $152,285,788)		200,149,237
Cash Equivalents - 2.8%

Fidelity Cash Central Fund, 6.61% (b)	3,871,531	3,871,531
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	1,751,190	1,751,190
TOTAL CASH EQUIVALENTS (Cost $5,622,721)		5,622,721
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $157,908,509)		205,771,958
NET OTHER ASSETS - (2.4)%		(4,899,576)
NET ASSETS - 100%		$ 200,872,382
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $444,763 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $245,873,220 and $161,576,421, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,560,082. The fund received cash collateral of $1,751,190 which was invested in cash equivalents. Cash collateral includes $120,000 received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $3,702,000. The weighted average interest rate was 6.26%. Interest expense includes $2,574 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,706,667. The weighted average interest rate was 6.87%. Interest expense includes $1,954 paid under the bank borrowing program.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $159,285,320. Net unrealized appreciation aggregated $46,486,638, of which $66,366,165 related to appreciated investment securities and $19,879,527 related to depreciated investment securities.

The fund hereby designates approximately $3,198,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $157,908,509) - See accompanying schedule		$ 205,771,958
Receivable for investments sold		736,822
Receivable for fund shares sold		237,848
Dividends receivable		124,514
Interest receivable		13,853
Redemption fees receivable		5
Other receivables		9,734
Total assets		206,894,734
Liabilities
Payable for investments purchased	$ 3,801,922
Payable for fund shares redeemed	195,134
Accrued management fee	122,991
Other payables and accrued expenses	151,115
Collateral on securities loaned, at value	1,751,190
Total liabilities		6,022,352
Net Assets		$ 200,872,382
Net Assets consist of:
Paid in capital		$ 151,649,304
Undistributed net investment income		274,249
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,084,131
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,864,698
Net Assets, for 7,387,348 shares outstanding		$ 200,872,382
Net Asset Value, offering price and redemption price per share ($200,872,382 ÷ 7,387,348 shares)		$27.19
Maximum offering price per share (100/97.00 of $27.19)		$28.03

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 2,592,100
Interest		490,491
Security lending		149,338
		3,231,929
Less foreign taxes withheld		(382,395)
Total income		2,849,534
Expenses
Management fee	$ 1,558,616
Transfer agent fees	523,140
Accounting and security lending fees	129,999
Non-interested trustees' compensation	659
Custodian fees and expenses	197,251
Registration fees	62,766
Audit	31,117
Legal	2,276
Interest	4,528
Miscellaneous	5,776
Total expenses before reductions	2,516,128
Expense reductions	(49,718)	2,466,410
Net investment income		383,124
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,804,800
Foreign currency transactions	(108,840)	1,695,960
Change in net unrealized appreciation (depreciation) on:
Investment securities	14,252,087
Assets and liabilities in foreign currencies	5,264	14,257,351
Net gain (loss)		15,953,311
Net increase (decrease) in net assets resulting from operations		$ 16,336,435
Other Information Sales charges paid to FDC		$ 516,774
Sales charges - Retained by FDC		$ 516,774
Expense reductions
Directed brokerage arrangements		$ 42,012
Custodian credits		3,353
Transfer agent credits		4,353
		$ 49,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income	$ 383,124	$ 386,363
Net realized gain (loss)	1,695,960	11,006,071
Change in net unrealized appreciation (depreciation)	14,257,351	21,507,135
Net increase (decrease) in net assets resulting from operations	16,336,435	32,899,569
Distributions to shareholders From net investment income	(328,657)	-
From net realized gain	(2,464,859)	-
Total distributions	(2,793,516)	-
Share transactions Net proceeds from sales of shares	173,779,022	41,593,918
Reinvestment of distributions	2,711,386	-
Cost of shares redeemed	(100,985,399)	(65,061,644)
Net increase (decrease) in net assets resulting from share transactions	75,505,009	(23,467,726)
Redemption fees	436,839	97,415
Total increase (decrease) in net assets	89,484,767	9,529,258
Net Assets
Beginning of period	111,387,615	101,858,357
End of period (including undistributed net investment income of $274,249 and $367,863, respectively)	$ 200,872,382	$ 111,387,615
Other Information Shares
Sold	5,701,728	2,122,892
Issued in reinvestment of distributions	101,817	-
Redeemed	(3,368,571)	(3,436,188)
Net increase (decrease)	2,434,974	(1,313,296)

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 22.49	$ 16.26	$ 15.94	$ 12.77	$ 10.00
Income from Investment Operations
Net investment income C	.05	.07	.03	.10	.17 D
Net realized and unrealized gain (loss)	5.10	6.14	1.46	3.19	2.57
Total from investment operations	5.15	6.21	1.49	3.29	2.74
Less Distributions
From net investment income	(.06)	-	(.07)	(.05)	-
From net realized gain	(.45)	-	(1.18)	(.10)	-
Total distributions	(.51)	-	(1.25)	(.15)	-
Redemption fees added to paid in capital	.06	.02	.08	.03	.03
Net asset value, end of period	$ 27.19	$ 22.49	$ 16.26	$ 15.94	$ 12.77
Total Return A, B	23.21%	38.31%	10.99%	26.24%	27.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 200,872	$ 111,388	$ 101,858	$ 73,278	$ 30,871
Ratio of expenses to average net assets	1.17%	1.27%	1.35%	1.42%	2.00% F
Ratio of expenses to average net assets after expense reductions	1.15% G	1.23% G	1.35%	1.42%	2.00%
Ratio of net investment income to average net assets	.18%	.37%	.20%	.67%	1.52%
Portfolio turnover rate	80%	70%	69%	74%	35%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.16 per share.

E For the period November 1, 1995 (commencement of operations) to October 31, 1996.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-8.61%	41.87%	93.53%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-11.36%	37.62%	87.72%
MSCI Pacific	-10.41%	-2.71%	17.14%
Pacific Region Funds Average	-11.67%	-4.56%	63.97%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization-weighted index of approximately 406 stocks traded in five Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 60 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-8.61%	7.25%	6.83%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-11.36%	6.59%	6.50%
MSCI Pacific	-10.41%	-0.55%	1.59%
Pacific Region Funds Average	-11.67%	-1.59%	4.59%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $18,772 - an 87.72% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,714 - a 17.14% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Pacific Basin
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
William Kennedy, Portfolio
Manager of Fidelity
Pacific Basin Fund

Q. How did the fund perform, Bill?

A. Absolute performance was negative, but the fund beat both of its benchmarks. For the 12 months that ended October 31, 2000, the fund returned -8.61%, compared with -10.41% and -11.67% for the Morgan Stanley Capital International Pacific Index and the Pacific Region funds average monitored by Lipper Inc., respectively.

Q. What factors influenced the fund's performance?

A. It was a volatile 12 months. From November through mid-March, Pacific Basin technology and telecommunications stocks mirrored their U.S. counterparts by staging a strong rally that was followed by a sharp correction until the third week of May. After a reprieve during the summer, when many technology and telecom stocks made respectable recoveries, those sectors once again took it on the chin during September and October as investors became concerned about a slowing U.S. economy and slackening demand for personal computers, semiconductors and other technology products and services. The fund outperformed the Morgan Stanley index and the Lipper average through strong stock selection, especially in the fiber-optics component industry, and by scaling back its technology exposure substantially.

Q. Where did you invest as you reduced the fund's technology weighting?

A. I placed more emphasis on companies that derive most of their revenues from the domestic Pacific Basin economies rather than on the large, multinational companies that dominated the fund's holdings previously. Most of this money went into banks and real estate companies in Hong Kong and Singapore. With stable interest rates and the possibility of further slowing in the U.S. economy, I thought that banks and real estate stocks would be the likely beneficiaries. In particular, Hong Kong interest rates are pegged to those in the U.S., so interest-rate-sensitive stocks there seemed a good bet when U.S. rates appeared to peak last May. Furthermore, the Hong Kong economy was enjoying good growth, but property prices had not recovered much from the lows reached during the Asian financial crisis of several years ago. Consequently, there seemed to be good upside potential in real estate stocks.

Q. What stocks helped the fund's performance?

A. The fund's best performer, and also one of its largest holdings during the period, was Furukawa Electric. This Japanese company's businesses in fiber-optic cable and wave division multiplexing (WDM) - that is, using lasers and mirrors to split light into its component parts and increase the capacity of fiber-optic pathways - benefited from robust demand. Another strong Japanese performer, Nippon Sheet Glass, experienced rapid growth in its division that manufactures the lenses used in fiber-optic equipment.

Q. What stocks detracted from performance?

A. Japanese holding Nippon Telegraph & Telephone (NTT) was a significant detractor during the period. Like many incumbent telephone service companies worldwide, NTT faced increasing competitive threats to its core long-distance and local-service businesses. Another underperforming holding was Samsung Electronics, a South Korean manufacturer of dynamic random access memory (DRAM). This stock sold off sharply near the end of the period when it became apparent that DRAM demand for the fourth quarter would be much weaker than expected a few months earlier. Finally, Fuji Bank was a negative influence on performance. Although I underweighted Japanese banks due to my concerns about nonperforming loans and weak balance sheets, Fuji Bank appeared to be one of the stronger stocks in the group. However, the company suffered from uncertainty surrounding its merger with Daichi Kanyo Bank and Industrial Bank of Japan. The fund no longer holds Fuji Bank.

Q. What's your outlook, Bill?

A. Given the uncertainty of the earnings outlook for many of the large, multinational growth companies in the region, I foresee continued emphasis on domestic economy plays. We have to remember that what pulled Asia out of its recession in 1997 and 1998 was the extremely strong U.S. economy. Now that U.S. growth is decelerating, the outlook for many export-driven Pacific Basin companies is questionable. On the positive side, if U.S. growth stabilizes without much delay, a lot of investors' uncertainty could quickly disappear. In addition, most Southeast Asian growth stocks didn't get nearly as expensive as their global peers when the markets were advancing, so they could offer more downside protection in a less favorable investment environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3 .

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers

Fund number: 302

Trading symbol: FPBFX

Start date: October 1, 1986

Size: as of October 31, 2000, more than $516 million

Manager: William Kennedy, since 1998; manager, Fidelity Advisor Japan Fund, since June 2000; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-1996; joined Fidelity in 1994

3

Annual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Japan	60.1%
Hong Kong	11.0%
Australia	8.7%
United States of America	7.9%
Singapore	4.1%
Korea (South)	3.1%
Taiwan	1.9%
India	1.6%
Malaysia	0.7%
Other	0.9%

As of April 30, 2000
Japan	61.3%
Hong Kong	9.3%
Australia	6.8%
Taiwan	6.8%
Korea (South)	5.1%
Singapore	4.1%
United States of America	3.4%
India	1.6%
Thailand	0.6%
Other	1.0%
Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.1	96.6
Short-Term Investments and Net Other Assets	7.9	3.4
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Autos, Tires, & Accessories)	4.2	4.1
Takeda Chemical Industries Ltd. (Japan, Drugs & Pharmaceuticals)	3.2	2.1
Sony Corp. (Japan, Consumer Electronics)	3.2	4.3
Toyoda Gosei Co. Ltd. (Japan, Autos, Tires, & Accessories)	2.4	0.8
Nippon Telegraph & Telephone Corp. (Japan, Telephone Services)	2.3	1.6
Furukawa Electric Co. Ltd. (Japan, Electrical Equipment)	2.1	2.9
Canon, Inc. (Japan, Computers & Office Equipment)	2.0	1.2
News Corp. Ltd. (Australia, Entertainment)	1.9	2.0
Hutchison Whampoa Ltd. (Hong Kong, Electrical Equipment)	1.9	2.9
China Mobile (Hong Kong) Ltd. (Hong Kong, Cellular)	1.8	1.2
	25.0	23.1
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	18.7	28.6
Finance	15.5	10.5
Durables	15.0	12.1
Utilities	7.7	8.8
Health	7.6	5.1
Industrial Machinery & Equipment	7.3	12.8
Construction & Real Estate	6.6	3.6
Media & Leisure	6.3	5.0
Basic Industries	2.4	3.7
Retail & Wholesale	2.2	3.4

Annual Report

Pacific Basin

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
Australia - 8.7%
AMP Ltd.	356,000	$ 3,220,165
BHP Ltd.	554,725	5,395,702
Billabong International Ltd. (a)	243,300	522,662
Brambles Industries Ltd.	34,053	885,970
BRL Hardy Ltd.	146,600	577,243
Cable & Wireless Optus Ltd. (a)	2,002,000	4,254,916
Cochlear Ltd.	179,600	2,531,653
Commonwealth Bank of Australia	149,200	2,228,002
F. H. Faulding & Co. Ltd.	93,544	496,300
Fosters Brewing Group Ltd.	573,100	1,302,688
National Australia Bank Ltd.	370,658	5,166,980
News Corp. Ltd.	931,609	10,014,799
Perpetual Trustees Australia Ltd.	122,100	2,184,755
Publishing & Broadcasting Ltd.	295,400	2,023,601
Tabcorp Holdings Ltd.	246,900	1,346,922
Telstra Corp. Ltd.	751,200	2,460,078
Westfield Holdings Ltd.	81,900	530,374
TOTAL AUSTRALIA		45,142,810
Hong Kong - 11.0%
APT Satellite Holdings Ltd.	325,000	178,172
Asia Satellite Telecommunications Holdings Ltd.	630,000	1,276,489
Cathay Pacific Airways Ltd.	584,000	1,059,714
Cheung Kong Holdings Ltd.	400,000	4,424,240
China Mobile (Hong Kong) Ltd. (a)	1,499,500	9,184,437
Citic Pacific Ltd.	342,000	1,372,745
Dah Sing Financial Holdings Ltd.	342,000	1,469,232
Dao Heng Bank Group Ltd.	294,000	1,485,467
Great Eagle Holdings Ltd.	469,000	673,613
Hang Seng Bank Ltd.	337,600	3,972,172
Hongkong Land Holdings Ltd.	1,516,000	2,804,600
Hutchison Whampoa Ltd.	795,700	9,872,335
Johnson Electric Holdings Ltd.	3,060,000	6,082,368
Li & Fung Ltd.	3,022,000	5,619,297
Sun Hung Kai Properties Ltd.	418,000	3,457,447
Swire Pacific Ltd. (A Shares)	345,500	2,131,143
Television Broadcasts Ltd.	310,000	1,697,497
TOTAL HONG KONG		56,760,968
India - 1.6%
Dr. Reddy's Laboratories Ltd.	87,900	2,630,526
Hughes Software Systems Ltd.	154,000	3,480,574
Infosys Technologies Ltd.	15,320	2,344,652
TOTAL INDIA		8,455,752
Indonesia - 0.4%
Gudang Garam PT Perusahaan	320,000	344,048
PT Indofood Sukses Makmur (a)	10,672,500	884,852
PT Matahari Putra Prima Tbk	5,350,000	329,097
Sampoerna, Hanjaya Mandala	356,500	419,522
TOTAL INDONESIA		1,977,519

	Shares	Value (Note 1)
Japan - 60.1%
Aeon Credit Service Ltd.	55,600	$ 3,118,614
Anritsu Corp.	296,000	6,510,861
Asahi Techno Glass Corp.	377,000	3,006,049
Canon, Inc.	258,000	10,465,125
Capcom Co. Ltd.	57,400	2,220,035
Central Glass Co. Ltd.	448,000	2,048,868
Credit Saison Co. Ltd.	61,500	1,302,035
Daito Trust Construction Co.	135,000	2,276,602
Daiwa Securities Group, Inc.	229,000	2,537,449
DDI Corp.	73	342,553
Fujisawa Pharmaceutical Co. Ltd.	116,000	3,646,595
Furukawa Co. Ltd.	849,000	1,742,975
Furukawa Electric Co. Ltd.	418,000	10,994,959
Hitachi Chemical Co. Ltd.	150,000	3,766,841
Hitachi Zosen Corp. (a)	1,993,000	1,516,076
Hogy Medical Co.	20,700	1,328,018
Honda Motor Co. Ltd. (a)	125,000	4,324,219
Hoya Corp.	55,200	4,563,322
HUNET, Inc.	68,000	573,366
Ines Corp.	78,600	982,590
Japan Medical Dynamic Marketing, Inc.	57,400	1,899,129
Kappa Create Co. Ltd.	17,000	553,112
Konami Co. Ltd.	84,400	7,116,488
Konica Corp. (a)	393,000	3,036,376
Kyocera Corp.	39,900	5,336,625
Matsushita Electric Industrial Co. Ltd.	235,000	6,867,875
Mitsubishi Electric Corp.	570,000	4,095,683
Mitsubishi Estate Co. Ltd. (a)	242,000	2,572,816
Mitsui Fudosan Co. Ltd.	121,000	1,466,062
Mitsumi Electric Co. Ltd.	46,000	1,517,734
NEC Corp.	423,000	8,063,789
Nidec Corp.	10,300	631,537
Nikko Securities Co. Ltd.	450,000	3,885,070
Nintendo Co. Ltd.	18,800	3,110,072
Nippon Paper Industries Co. Ltd.	217,000	1,237,045
Nippon Sheet Glass Co. Ltd.	406,000	6,176,886
Nippon Telegraph & Telephone Corp.	1,299	11,822,079
Nitto Denko Corp.	126,000	4,261,204
Nomura Securities Co. Ltd.	328,000	6,959,216
NTT DoCoMo, Inc.	102	2,514,710
Oki Electric Industry Co. Ltd. (a)	763,000	4,538,420
Omron Corp.	165,000	4,067,913
ORIX Corp.	31,800	3,337,091
Pioneer Corp.	125,000	3,872,239
Ricoh Co. Ltd.	217,000	3,341,215
Rohm Co. Ltd.	26,500	6,681,468
Saizeriya Co. Ltd.	64,200	3,589,222
Sakura Bank Ltd.	1,205,000	8,779,901
Sanyo Electric Co. Ltd.	1,061,000	8,071,029
Shin-Etsu Chemical Co. Ltd.	64,000	2,627,807
Shiseido Co. Ltd.	105,000	1,356,888
SKY Perfect Communications, Inc. (a)	48	88,425
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Skylark Co. Ltd.	113,000	$ 3,987,261
Softbank Corp.	17,300	1,038,539
Sony Corp.	197,600	16,400,800
Sumitomo Bank Ltd.	335,000	4,068,142
Sumitomo Trust & Banking Ltd.	513,000	3,949,409
Takeda Chemical Industries Ltd.	253,000	16,671,891
The Suruga Bank Ltd.	249,000	3,418,587
THK Co. Ltd.	67,700	1,675,282
Tokyo Broadcasting System, Inc.	90,000	3,522,134
Tokyo Tomin Bank Ltd.	80,400	2,247,457
Toshiba Corp.	847,000	6,054,991
Toyoda Gosei Co. Ltd.	201,000	12,305,747
Toyota Motor Corp.	545,000	21,778,026
Tsubaki Nakashima Co. Ltd.	62,500	783,040
Union Tool Co. (a)	9,400	646,137
Yakult Honsha Co. Ltd.	92,000	1,048,923
Yamada Denki Co. Ltd.	58,000	5,103,107
Yamanouchi Pharmaceutical Co. Ltd.	113,000	5,116,121
Yoshinoya D&C Co. Ltd.	181	340,070
TOTAL JAPAN		310,897,942
Korea (South) - 3.1%
Kookmin Bank	266,000	3,040,000
Kookmin Credit Card Co. Ltd.	51,930	1,132,188
Korea Electric Power Corp.	116,500	2,601,407
Samsung Electronics Co. Ltd.	26,080	3,267,165
Samsung Heavy Industries Ltd. (a)	427,600	1,330,729
SK Telecom Co. Ltd.	21,900	4,668,792
TOTAL KOREA (SOUTH)		16,040,281
Malaysia - 0.7%
AMMB Holdings BHD	752,400	843,480
Amway Holdings BHD	240,000	429,474
Commerce Asset Holding BHD	527,000	1,338,303
Tanjong PLC	570,000	1,065,000
TOTAL MALAYSIA		3,676,257
New Zealand - 0.1%
Warehouse Group Ltd. (The)	278,100	692,730
Papua New Guinea - 0.1%
Oil Search Ltd. (a)	397,800	320,719
Singapore - 4.1%
Datacraft Asia Ltd.	441,000	3,020,850
DBS Group Holdings Ltd.	145,239	1,713,564
DBS Land Ltd.	701,000	1,066,783
Keppel Land Ltd.	400,000	597,321
Oversea-Chinese Banking Corp. Ltd.	220,000	1,404,389
Overseas Union Bank Ltd.	588,452	2,850,865
Parkway Holdings Ltd.	103,000	211,342
Singapore Airlines Ltd.	155,000	1,554,859

	Shares	Value (Note 1)
Singapore Technologies Engineering Ltd.	2,332,000	$ 3,761,505
United Overseas Bank Ltd.	499,152	3,698,476
Venture Manufacturing Singapore Ltd.	121,000	1,172,414
TOTAL SINGAPORE		21,052,368
Taiwan - 1.9%
China Development Corp. (a)	307,200	258,695
Hon Hai Precision Industries Co. Ltd. (a)	456,300	2,387,452
Microelectronics Technology, Inc. (a)	427,200	806,786
Taishin International Bank (a)	2,810,500	1,313,887
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,028,886	3,121,697
United Microelectronics Corp. (a)	1,062,100	1,874,294
TOTAL TAIWAN		9,762,811
Thailand - 0.3%
Advanced Info Service PCL (For. Reg.) (a)	101,500	837,447
Shin Corporations PCL (For. Reg.) (a)	66,600	198,851
TelecomAsia Corp. PCL (a)	598,000	361,185
TelecomAsia Corp. PCL rights 4/30/08 (a)	206,113	47,078
TOTAL THAILAND		1,444,561
TOTAL COMMON STOCKS (Cost $424,289,031)		476,224,718
Nonconvertible Preferred Stocks - 0.0%

Taiwan - 0.0%
Taishin International Bank (Cost $114,223)	363,000	111,260
Cash Equivalents - 8.4%

Fidelity Cash Central Fund, 6.61% (b)	35,809,760	35,809,760
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	7,434,375	7,434,375
TOTAL CASH EQUIVALENTS (Cost $43,244,135)		43,244,135
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $467,647,389)		519,580,113
NET OTHER ASSETS - (0.5)%		(2,810,964)
NET ASSETS - 100%		$ 516,769,149
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,037,000,540 and $1,145,348,851, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,498 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $7,151,384. The fund received cash collateral of $7,434,375 which was invested in cash equivalents and U.S. Treasury Obligations valued at $551,441. Cash collateral includes $415,000 received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,139,500. The weighted average interest rate was 5.94%. Interest expense includes $33,436 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,348,000. The weighted average interest rate was 6.19%. Interest expense includes $807 paid under the bank borrowing program.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $470,088,906. Net unrealized appreciation aggregated $49,491,207, of which $98,216,604 related to appreciated investment securities and $48,725,397 related to depreciated investment securities.

The fund hereby designates approximately $1,358,000 as a capital gain designation dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $467,647,389) - See accompanying schedule		$ 519,580,113
Foreign currency held at value (cost $4,608,046)		4,542,895
Receivable for investments sold		3,315,226
Receivable for fund shares sold		1,277,141
Dividends receivable		603,014
Interest receivable		202,695
Redemption fees receivable		59
Other receivables		12,050
Total assets		529,533,193
Liabilities
Payable for investments purchased	$ 3,082,462
Payable for fund shares redeemed	1,522,402
Accrued management fee	405,538
Other payables and accrued expenses	319,267
Collateral on securities loaned, at value	7,434,375
Total liabilities		12,764,044
Net Assets		$ 516,769,149
Net Assets consist of:
Paid in capital		$ 434,262,878
Undistributed net investment income		27,938,404
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,722,915
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,844,952
Net Assets, for 25,437,232 shares outstanding		$ 516,769,149
Net Asset Value and redemption price per share ($516,769,149 ÷ 25,437,232 shares)		$20.32
Maximum offering price per share (100/97.00 of $20.32)		$20.95

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 4,893,270
Interest		1,586,410
Security lending		148,095
		6,627,775
Less foreign taxes withheld		(514,453)
Total income		6,113,322
Expenses
Management fee
Basic fee	$ 5,517,243
Performance adjustment	762,495
Transfer agent fees	1,977,326
Accounting and security lending fees	414,620
Non-interested trustees' compensation	2,410
Custodian fees and expenses	581,351
Registration fees	92,752
Audit	47,840
Legal	15,544
Interest	34,243
Miscellaneous	4,726
Total expenses before reductions	9,450,550
Expense reductions	(178,733)	9,271,817
Net investment income (loss)		(3,158,495)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	89,207,128
Foreign currency transactions	(207,997)	88,999,131
Change in net unrealized appreciation (depreciation) on:
Investment securities	(132,044,132)
Assets and liabilities in foreign currencies	(113,651)	(132,157,783)
Net gain (loss)		(43,158,652)
Net increase (decrease) in net assets resulting from operations		$ (46,317,147)
Other Information Sales charges paid to FDC		$ 985,156
Sales charges - Retained by FDC		$ 985,078
Deferred sales charges withheld by FDC		$ 11,618
Expense reductions
Directed brokerage arrangements		$ 137,161
Transfer agent credits		41,572
		$ 178,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income (loss)	$ (3,158,495)	$ (832,843)
Net realized gain (loss)	88,999,131	54,809,796
Change in net unrealized appreciation (depreciation)	(132,157,783)	177,169,218
Net increase (decrease) in net assets resulting from operations	(46,317,147)	231,146,171
Distributions to shareholders in excess of net investment income	(9,139,090)	(345,403)
Share transactions Net proceeds from sales of shares	614,678,244	388,881,157
Reinvestment of distributions	8,972,789	338,512
Cost of shares redeemed	(713,633,183)	(156,304,703)
Net increase (decrease) in net assets resulting from share transactions	(89,982,150)	232,914,966
Redemption fees	2,326,690	701,135
Total increase (decrease) in net assets	(143,111,697)	464,416,869
Net Assets
Beginning of period	659,880,846	195,463,977
End of period (including under (over) distributions of net investment income of $27,938,404 and $(43,795), respectively)	$ 516,769,149	$ 659,880,846
Other Information Shares
Sold	23,840,559	21,838,288
Issued in reinvestment of distributions	352,256	26,201
Redeemed	(28,114,949)	(8,941,281)
Net increase (decrease)	(3,922,134)	12,923,208

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 22.48	$ 11.89	$ 13.41	$ 14.65	$ 14.88
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04)	(.02)	(.01)	.05
Net realized and unrealized gain (loss)	(1.86)	10.62	(1.26)	(1.16)	(.29)
Total from investment operations	(1.96)	10.58	(1.28)	(1.17)	(.24)
Less Distributions
From net investment income	-	-	-	(.01)	-
In excess of net investment income	(.28)	(.02)	(.25)	(.07)	-
Total distributions	(.28)	(.02)	(.25)	(.08)	-
Redemption fees added to paid in capital	.08	.03	.01	.01	.01
Net asset value, end of period	$ 20.32	$ 22.48	$ 11.89	$ 13.41	$ 14.65
Total Return A, B	(8.61)%	89.36%	(9.52)%	(7.97)%	(1.55)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 516,769	$ 659,881	$ 195,464	$ 239,517	$ 572,150
Ratio of expenses to average net assets	1.25%	1.37%	1.73%	1.32%	1.26%
Ratio of expenses to average net assets after expense reductions	1.22% D	1.36% D	1.72% D	1.31% D	1.24% D
Ratio of net investment income (loss) to average net assets	(.42)%	(.24)%	(.16)%	(.04)%	.30%
Portfolio turnover rate	144%	101%	57%	42%	85%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	-3.24%	-9.92%	25.62%
Fidelity Southeast Asia (incl. 3.00% sales charge)	-6.14%	-12.62%	21.85%
MSCI Far East Free ex-Japan	-21.38%	-33.88%	0.90%
Pacific Region ex-Japan Funds Average	-11.65%	-17.16%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International AC Far East Free ex-Japan Index - a market capitalization-weighted index of over 395 stocks traded in eight Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 84 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	-3.24%	-2.07%	3.07%
Fidelity Southeast Asia (incl. 3.00% sales charge)	-6.14%	-2.66%	2.66%
MSCI Far East Free ex-Japan	-21.38%	-7.94%	0.12%
Pacific Region ex-Japan Funds Average	-11.65%	-4.29%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2000, the value of the investment would have been $12,185 - a 21.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Far East Free ex-Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $10,090 - a 0.90% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Southeast Asia
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Allan Liu, Portfolio
Manager of Fidelity
Southeast Asia Fund

Q. How did the fund perform, Allan?

A. Although the fund did very well compared with its benchmarks, its returns were negative. For the 12 months that ended October 31, 2000, the fund returned -3.24%, substantially ahead of the -21.38% return of the Morgan Stanley Capital International AC Far East Free ex-Japan Index and the -11.65% mark posted by the Pacific Region ex-Japan funds average tracked by Lipper Inc.

Q. Why was the fund's performance so much better than its index and peer group?

A. Most of the outperformance came in the first six months of the period, during which the fund benefited from overweightings in the technology and telecommunications sectors, as well as from strong stock selection in South Korea, Hong Kong, Taiwan, Singapore and Malaysia. Reflecting action in the U.S. market's NASDAQ Composite Index, technology and telecommunications stocks in Southeast Asia spearheaded a robust rally that crested around mid-March. However, there were rising concerns about the huge capital expenditure of telecommunications companies. From March through the third week of May, technology and telecommunications shares worldwide corrected sharply even though stocks in Southeast Asia were trading at substantially lower valuations than their U.S. counterparts. Since June I decreased the fund's technology and telecommunications exposure and increased the fund's holdings of banks and real estate companies, mostly in Hong Kong. The fund's stock selection and aggressively overweighted position in Hong Kong contributed positively to relative performance during the second half of the period.

Q. What attracted you to banks and real estate stocks in Hong Kong?

A. Around the time of the Federal Reserve Board's 0.50% interest-rate hike in May, the perception spread that rates had peaked and U.S. economic growth would begin to slow. Hong Kong interest rates are very sensitive to those in the U.S., so the belief that U.S. rates had peaked also eased upward pressure on Hong Kong rates. Historically, Hong Kong bank and real estate stocks have done well when interest rates have been stable or declining gradually, and a number of the fund's holdings in those groups did well from May through October.

Q. What stocks performed well for the fund?

A. China Telecom, now known as China Mobile, was the top contributor. The company is one of only two wireless communications licensees in China and therefore operates in a protected market for now. Hutchison Whampoa, the fund's largest holding, also helped performance. The company continued to demonstrate the ability to manage its various businesses effectively. Cheung Kong Holdings ably represented the rebounding real estate sector, while bank stock HSBC Holdings also reflected the positive influence of a more stable interest-rate environment in Hong Kong.

Q. What stocks detracted from performance?

A. Two manufacturers of integrated circuits, United Microelectronics and Taiwan Semiconductor, enjoyed good revenue and earnings growth but suffered from investors' recent aversion to technology stocks. Samsung Electronics, one of the world's leading DRAM (dynamic random access memory) manufacturers, declined in part because of downward pressure on DRAM prices in September stemming from weaker-than-expected demand for personal computers. Korea Electric Power's weak performance reflected renewed concern about the South Korean banking system. Consequently, many global investors avoided South Korea entirely.

Q. What's your outlook, Allan?

A. I will be carefully watching global demand in the next few quarters. A slowing U.S. economy could have a significant impact on demand for products from Taiwan and South Korea, especially in the technology sector. Another development that bears watching is the opening up of Chinese markets. Although there is considerable opportunity in China, there is excess capacity in many industries, making it difficult to do business profitably. Although we may see further short-term volatility in Southeast Asian markets, for now I am comfortable with the way the fund is positioned. Continued emphasis on well-managed companies with strong balance sheets, favorable market positions and concern for increasing shareholder value should serve the fund well in the future, as it has in the past.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3 .

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of Southeast Asian issuers

Fund number: 351

Trading symbol: FSEAX

Start date: April 19, 1993

Size: as of October 31, 2000, more than $290 million

Manager: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined Fidelity in 1987

3

Annual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2000
Hong Kong	53.9%
Taiwan	14.2%
Singapore	11.0%
Korea (South)	9.6%
United States of America	3.9%
Malaysia	2.8%
China	1.8%
United Kingdom	1.7%
Thailand	1.1%
Other	0.0%

As of April 30, 2000
Hong Kong	27.6%
Korea (South)	20.8%
Taiwan	18.6%
Singapore	9.8%
Malaysia	9.7%
United States of America	7.7%
United Kingdom	3.1%
Thailand	1.6%
Indonesia	0.5%
Other	0.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.1	92.3
Short-Term Investments and Net Other Assets	3.9	7.7
Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Electrical Equipment)	10.1	7.6
China Mobile (Hong Kong) Ltd. (Hong Kong, Cellular)	8.0	6.5
Cheung Kong Holdings Ltd. (Hong Kong, Real Estate)	6.6	4.4
Hang Seng Bank Ltd. (Hong Kong, Banks)	4.0	0.0
SK Telecom Co. Ltd. (Korea (South), Cellular)	3.7	3.0
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	3.3	2.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Electronics)	3.2	6.5
Amoy Properties Ltd. (Hong Kong, Real Estate)	2.9	0.0
Li & Fung Ltd. (Hong Kong, Trading Companies)	2.6	1.8
Hysan Development Ltd. (Hong Kong, Real Estate)	2.4	0.0
	46.8	32.0
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Construction & Real Estate	20.7	7.7
Utilities	20.5	16.2
Technology	18.7	40.9
Industrial Machinery & Equipment	11.8	11.6
Finance	10.5	6.9
Transportation	4.4	0.4
Retail & Wholesale	2.6	2.2
Energy	2.0	0.0
Media & Leisure	1.9	3.4
Holding Companies	1.3	0.0

Annual Report

Southeast Asia

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
China - 1.8%
Angang New Steel Co. Ltd. (H Shares) (a)	9,500,000	$ 901,519
China Petroleum & Chemical Corp. (H Shares)	4,000,000	784,822
PetroChina Co. Ltd. (H Shares)	8,000,000	1,682,493
Yanzhou Coal Mining Co. Ltd. (H Shares)	6,750,000	1,796,145
TOTAL CHINA		5,164,979
Hong Kong - 53.9%
Amoy Properties Ltd.	9,290,000	8,458,505
Asat Holdings Ltd. sponsored ADR	156,400	1,036,150
Cathay Pacific Airways Ltd.	1,486,000	2,696,465
Cheung Kong Holdings Ltd.	1,726,000	19,090,594
China Mobile (Hong Kong) Ltd. (a)	3,813,000	23,354,623
China Unicom Ltd.	750,000	1,505,203
Citic Pacific Ltd.	936,000	3,756,987
CLP Holdings Ltd.	1,300,000	6,068,262
Hang Seng Bank Ltd.	988,000	11,624,722
Henderson Land Development Co. Ltd.	502,000	2,163,030
Hong Kong & China Gas Co. Ltd.	2,480,000	3,132,618
Hong Kong Electric Holdings Ltd.	600,000	1,981,290
Hongkong Land Holdings Ltd.	2,853,000	5,278,050
Hutchison Whampoa Ltd.	2,361,700	29,301,868
Hysan Development Ltd.	5,570,000	7,035,759
Johnson Electric Holdings Ltd.	2,446,000	4,861,919
Kerry Properties Ltd.	760,000	872,281
Li & Fung Ltd.	4,028,000	7,489,917
Sun Hung Kai Properties Ltd.	1,174,310	9,713,193
Swire Pacific Ltd. (A Shares)	868,000	5,354,074
Television Broadcasts Ltd.	399,000	2,184,843
TOTAL HONG KONG		156,960,353
Indonesia - 0.0%
PT Lippo Bank Tbk rights (a)	36,000,000	0
warrants 5/1/02 (a)	36,000,000	0
TOTAL INDONESIA		0
Korea (South) - 9.6%
H&CB	98,930	2,378,669
Korea Electric Power Corp.	262,000	5,850,374
Korea Gas Corp.	20,000	321,758
Korea Telecom	44,700	2,632,879
Samsung Electronics Co. Ltd.	48,034	6,017,447
SK Telecom Co. Ltd.	49,960	10,650,815
TOTAL KOREA (SOUTH)		27,851,942
Malaysia - 2.8%
British American Tobacco BHD	260,000	2,377,632
DiGi.com BHD (a)	1,000,000	1,500,000
Malayan Banking BHD	400,000	1,600,000
Malaysia Airports Holdings BHD	1,400,000	876,842

	Shares	Value (Note 1)
Nexnews.com BHD	175,000	$ 239,474
Tanjong PLC	450,000	840,789
Technology Resources Industries BHD (a)	200,000	162,105
Telekom Malaysia BHD	200,000	615,789
United Engineers BHD warrants 11/18/02 (a)	170,000	109,605
TOTAL MALAYSIA		8,322,236
Singapore - 11.0%
Allgreen Properties Ltd.	1,800,000	1,159,305
City Developments Ltd.	350,000	1,615,845
Datacraft Asia Ltd.	431,400	2,955,090
DBS Group Holdings Ltd.	239,605	2,826,916
DBS Land Ltd.	800,000	1,217,441
Gul Technologies Singapore Ltd.	1,000,000	512,967
Keppel Land Ltd.	400,000	597,321
OMNI Industries Ltd.	800,000	1,349,672
Singapore Airlines Ltd.	400,000	4,012,539
Singapore Press Holdings Ltd.	174,076	2,490,343
Singapore Technologies Engineering Ltd.	2,106,175	3,397,250
Singapore Telecommunications Ltd.	2,900,000	4,809,917
United Overseas Bank Ltd.	480,000	3,556,569
Venture Manufacturing Singapore Ltd.	150,000	1,453,406
TOTAL SINGAPORE		31,954,581
Taiwan - 14.2%
Asustek Computer, Inc. (a)	559,112	2,786,905
Bank Sinopac (a)	3,000,000	1,249,226
Cathay Life Insurance Co. Ltd.	722,000	1,296,471
Compal Electronics, Inc.	1,200,000	1,831,579
Compeq Manufacturing Co. Ltd. (a)	461,080	1,741,541
Episil Technologies, Inc. (a)	1,568,500	2,112,376
Hon Hai Precision Industries Co. Ltd. (a)	625,644	3,273,493
Nanya Technology Corp.	1,661,000	1,275,319
Quanta Computer, Inc.	590,000	2,009,288
Siliconware Precision Industries Co. Ltd. (a)	1,901,000	1,447,820
Stark Technology, Inc.	689,000	4,223,591
Taishin International Bank (a)	2,400,000	1,121,981
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,087,746	9,368,393
United Microelectronics Corp. (a)	3,819,940	6,741,071
Winbond Electronics Corp. (a)	800,000	775,232
TOTAL TAIWAN		41,254,286
Thailand - 1.1%
Advanced Info Service PCL (For. Reg.) (a)	120,500	994,211
PTT Exploration & Production PCL (For. Reg.)	470,000	1,146,211
Total Access Communication PCL (a)	342,000	1,087,560
TOTAL THAILAND		3,227,982
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 1.7%
HSBC Holdings PLC (Hong Kong) (Reg.)	348,350	$ 5,023,207
TOTAL COMMON STOCKS (Cost $223,250,683)		279,759,566
Cash Equivalents - 3.8%

Fidelity Cash Central Fund, 6.61% (b)	9,944,783	9,944,783
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	1,094,100	1,094,100
TOTAL CASH EQUIVALENTS (Cost $11,038,883)		11,038,883
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $234,289,566)		290,798,449
NET OTHER ASSETS - 0.1%		200,041
NET ASSETS - 100%		$ 290,998,490
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $364,433,725 and $438,764,490, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,035,488. The fund received cash collateral of $1,094,100 which was invested in cash equivalents.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,016,667. The weighted average interest rate was 6.79%.

Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $235,610,427. Net unrealized appreciation aggregated $55,188,022, of which $71,638,458 related to appreciated investment securities and $16,450,436 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $93,028,000 of which $92,704,000 and $324,000 will expire on October 31, 2006 and 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $234,289,566) - See accompanying schedule		$ 290,798,449
Foreign currency held at value (cost $1,730,946)		1,726,202
Receivable for investments sold		2,227,429
Receivable for fund shares sold		194,019
Dividends receivable		97,312
Interest receivable		77,046
Redemption fees receivable		164
Other receivables		1,642
Total assets		295,122,263
Liabilities
Payable for investments purchased	$ 1,661,504
Payable for fund shares redeemed	520,841
Accrued management fee	240,502
Other payables and accrued expenses	606,826
Collateral on securities loaned, at value	1,094,100
Total liabilities		4,123,773
Net Assets		$ 290,998,490
Net Assets consist of:
Paid in capital		$ 332,181,127
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,323,960)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,141,323
Net Assets, for 24,778,029 shares outstanding		$ 290,998,490
Net Asset Value and redemption price per share ($290,998,490 ÷ 24,778,029 shares)		$11.74
Maximum offering price per share (100/97.00 of $11.74)		$12.10

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 4,369,438
Interest		782,618
Security lending		102,284
		5,254,340
Less foreign taxes withheld		(330,106)
Total income		4,924,234
Expenses
Management fee
Basic fee	$ 3,201,648
Performance adjustment	677,854
Transfer agent fees	1,158,668
Accounting and security lending fees	263,034
Non-interested trustees' compensation	1,819
Custodian fees and expenses	597,273
Registration fees	51,105
Audit	66,944
Legal	10,818
Interest	1,151
Miscellaneous	4,877
Total expenses before reductions	6,035,191
Expense reductions	(88,993)	5,946,198
Net investment income (loss)		(1,021,964)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	47,354,635
Foreign currency transactions	(453,403)	46,901,232
Change in net unrealized appreciation (depreciation) on:
Investment securities	(43,826,490)
Assets and liabilities in foreign currencies	(405,549)	(44,232,039)
Net gain (loss)		2,669,193
Net increase (decrease) in net assets resulting from operations		$ 1,647,229
Other Information Sales charges paid to FDC		$ 462,651
Sales charges - Retained by FDC		$ 462,651
Expense reductions
Directed brokerage arrangements		$ 82,757
Custodian credits		1,459
Transfer agent credits		4,777
		$ 88,993

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2000	Year ended October 31, 1999
Operations Net investment income (loss)	$ (1,021,964)	$ 843,163
Net realized gain (loss)	46,901,232	534,330
Change in net unrealized appreciation (depreciation)	(44,232,039)	103,803,682
Net increase (decrease) in net assets resulting from operations	1,647,229	105,181,175
Distributions to shareholders from net investment income	(596,056)	(562,063)
Share transactions Net proceeds from sales of shares	186,667,900	212,535,353
Reinvestment of distributions	573,854	540,135
Cost of shares redeemed	(258,865,487)	(181,366,771)
Net increase (decrease) in net assets resulting from share transactions	(71,623,733)	31,708,717
Redemption fees	889,166	1,014,716
Total increase (decrease) in net assets	(69,683,394)	137,342,545
Net Assets
Beginning of period	360,681,884	223,339,339
End of period (including undistributed net investment income of $0 and $566,245, respectively)	$ 290,998,490	$ 360,681,884
Other Information Shares
Sold	11,795,989	19,445,097
Issued in reinvestment of distributions	39,604	63,997
Redeemed	(16,745,342)	(17,300,454)
Net increase (decrease)	(4,909,749)	2,208,640

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 8.13	$ 9.55	$ 14.69	$ 13.88
Income from Investment Operations
Net investment income (loss) C	(.04)	.03	.09	.04 D	.14
Net realized and unrealized gain (loss)	(.38)	3.97	(1.48)	(4.62)	.87
Total from investment operations	(.42)	4.00	(1.39)	(4.58)	1.01
Less Distributions
From net investment income	(.02)	(.02)	(.05)	(.10)	(.23)
In excess of net investment income	-	-	-	(.07)	-
From net realized gain	-	-	-	(.40)	-
Total distributions	(.02)	(.02)	(.05)	(.57)	(.23)
Redemption fees added to paid in capital	.03	.04	.02	.01	.03
Net asset value, end of period	$ 11.74	$ 12.15	$ 8.13	$ 9.55	$ 14.69
Total Return A, B	(3.24)%	49.80%	(14.44)%	(32.48)%	7.59%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 290,998	$ 360,682	$ 223,339	$ 278,847	$ 755,346
Ratio of expenses to average net assets	1.37%	1.46%	1.83%	1.32%	1.13%
Ratio of expenses to average net assets after expense reductions	1.35% E	1.43% E	1.79% E	1.32%	1.12% E
Ratio of net investment income (loss) to average net assets	(.23)%	.28%	1.07%	.22%	.95%
Portfolio turnover rate	88%	93%	95%	141%	102%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund (formerly Fidelity Hong Kong and China Fund), Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares (1.00% for shares redeemed prior to May 31, 2000 for Pacific Basin). Shares held in Europe and Europe Capital Appreciation, less than 30 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

When-Issued Securities. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, no funds had investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period,

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fees were equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:

Canada	.59%
China Region	.73%
Emerging Markets	.73%
Europe	.73%
Europe Capital Appreciation	.74%
Japan	.83%
Japan Smaller Companies	.73%
Latin America	.73%
Nordic	.72%
Pacific Basin	.83%
Southeast Asia	.88%

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the funds. FMRC may provide investment research and advice and may also provide investment advisory services for the funds. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. Effective March 1, 2000, Europe's and Europe Capital Appreciation's 3% sales charge was eliminated. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates as a percentage of the average net assets:

Canada	.27%
China Region	.29%
Emerging Markets	.36%
Europe	.24%
Europe Capital Appreciation	.22%
Japan	.22%
Japan Smaller Companies	.22%
Latin America	.30%
Nordic	.24%
Pacific Basin	.26%
Southeast Asia	.26%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.

In addition, through arrangements with certain funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:

Fund	% Ownership
Fidelity Japan	6%
Fidelity Japan Smaller Companies	16%

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

10. Litigation.

The Fidelity Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

11. Merger Information.

On July 24, 2000, July 26, 2000 and July 28, 2000, Fidelity Europe Fund acquired all of the assets and assumed all of the liabilities of Fidelity United Kingdom Fund, Fidelity Germany Fund and Fidelity France Fund (the acquired funds), respectively. The acquisitions, which were approved by the shareholders of the acquired funds on July 19, 2000, was accomplished by an exchange of 1,625,579 shares of the Fidelity Europe Fund for the 276,623 shares then outstanding (each valued at $13.31) of Fidelity United Kingdom Fund; for the 2,341,353 shares then outstanding (each valued at $19.94) of Fidelity Germany Fund; and for the 613,547 shares then outstanding (each valued at $20.22) of Fidelity France Fund.

The following table shows the net assets Europe Fund received in exchange for the shares issued from the following funds as a result of the merger:

Acquired Fund	Net Asset Value
Fidelity France Fund	$12,405,920
Fidelity Germany Fund	$46,686,578
Fidelity United Kingdom Fund	$ 3,681,852

Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The acquired funds net assets, included $470,489, $5,561,612 and $2,749,870 of unrealized appreciation from Fidelity United Kingdom Fund, Fidelity Germany Fund and Fidelity France Fund, were combined with Fidelity Europe Fund. The total net assets of Fidelity Europe Fund were $1,558,908,897 after the acquisition of Fidelity United Kingdom Fund; $1,606,679,049 after the acquisition of Fidelity Germany Fund; and were $1,556,034,114 after the acquisition of Fidelity France Fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund
(formerly Fidelity Hong Kong & China Fund),

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund (formerly Fidelity Hong Kong & China Fund), Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2000

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust (the Trust), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	\\\\\\	Record Date	\\\\\\	Dividends	\\\\\\	Capital Gains
Canada	12/11/00		12/08/00		$1.04		-
China Region	12/11/00		12/08/00		$.56		-
Emerging Markets	12/18/00		12/15/00		$.03		-
Europe	12/11/00		12/08/00		$.12		$4.09
Europe Capital Appreciation	12/18/00		12/15/00		$.11		$.87
Japan	12/11/00		12/08/00		-		$4.07
Japan Smaller Companies	12/18/00		12/15/00		-		$4.46
Latin America	12/18/00		12/15/00		$.05		-
Nordic	12/18/00		12/15/00		$.03		$.22
Pacific Basin	12/18/00		12/15/00		$1.10		$.23

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	\\\\\\	Income	\\\\\\	Taxes
Canada	12/06/99		$.054		$.024
China Region	12/06/99		$.174		$.004
Europe	12/06/99		$.248		$.068
Europe Capital Appreciation	12/13/99		$.172		$.042
Germany	7/24/00		$.083		$.023
Japan	12/06/99		$.054		$.009
Japan Smaller Companies	12/13/99		$.030		$.005
Latin America	12/06/99		$.168		$.028
Nordic	12/13/99		$.105		$.045
Pacific Basin	12/13/99		$.101		$.010
Southeast Asia	12/06/99		$.028		$.008
United Kingdom	12/06/99		$.184		$.044
	7/24/00		$.399		$.031

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Canada	8%

The funds will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Stephen Binder, Jr., Vice President, Canada Fund
William Kennedy, Jr., Vice President, Pacific Basin Fund
Allan Liu, Vice President, Southeast Asia Fund
Patricia Satterthwaite, Vice President, Latin America Fund
and Emerging Markets Fund
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Thomas J. Simpson, Assistant Treasurer
John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

* Independent trustees

Custodians

The Chase Manhattan Bank
New York, NY

Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund

Brown Brothers Harriman & Co.
Boston, MA

Canada Fund, China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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TIF-ANN-1200 118839
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